UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC

serves as the Manager for the AZL®

Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Balanced Index Strategy Fund (the “Fund”) had a total return of 6.75%. That compared to a 11.96%, 2.65% and 7.28% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund.*

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 gained 11.96% during the period while the MSCI EAFE, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65% during the period under review.

The Fund underperformed its composite benchmark for the period under review. The underperformance was primarily driven by the Fund’s strategic allocation to international equity markets, which broadly lagged domestic stocks during the period. The underlying fixed-income portfolio also lagged its benchmark during the period, which further weighed on the Fund’s relative performance against the composite benchmark.*

The Fund’s allocations to small- and mid-cap U.S. equities, however, contributed positively to relative returns as they collectively outperformed the larger stocks found in the S&P 500 Index. The S&P 400 Index gained 20.74% during the period while the S&P 600 Index rose 26.56%.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Balanced Index Strategy Fund	6.75%	4.25%	7.13%	8.38%
S&P 500 Index	11.96%	8.87%	14.66%	15.74%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	3.77%
Balanced Composite Index	7.28%	6.00%	8.44%	9.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Balanced Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Balanced Index Strategy Fund	$1,000.00	$1,027.60	$0.41	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.73	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	48.8%
Domestic Equities	38.5
International Equities	12.7

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (100.0%):
20,027,501	AZL Enhanced Bond Index Fund	$213,693,435
3,942,947	AZL International Index Fund, Class 2	55,595,556
1,618,162	AZL Mid Cap Index Fund, Class 2	34,709,583
8,178,042	AZL S&P 500 Index Fund, Class 2	114,983,267
1,364,053	AZL Small Cap Stock Index Fund, Class 2	19,410,475

Total Affiliated Investment Companies (Cost $365,875,172)		438,392,316

Total Investment Securities (Cost $365,875,172)(a) — 100.0%		438,392,316
Net other assets (liabilities) — 0.0%		(92,188)

Net Assets — 100.0%		$438,300,128

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$365,875,172

Investments in affiliates, at value	$438,392,316
Interest and dividends receivable	7
Receivable for affiliated investments sold	15,960
Prepaid expenses	2,478

Total Assets	438,410,761

Liabilities:
Cash overdraft	12,088
Payable for capital shares redeemed	57,318
Manager fees payable	18,619
Administration fees payable	4,782
Custodian fees payable	1,015
Administrative and compliance services fees payable	1,243
Trustee fees payable	944
Other accrued liabilities	14,624

Total Liabilities	110,633

Net Assets	$438,300,128

Net Assets Consist of:
Capital	$337,170,922
Accumulated net investment income/(loss)	9,832,388
Accumulated net realized gains/(losses) from investment transactions	18,779,674
Net unrealized appreciation/(depreciation) on investments	72,517,144

Net Assets	$438,300,128

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,836,662
Net Asset Value (offering and redemption price per share)	$15.75

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$8,364,785
Dividends	2,814

Total Investment Income	8,367,599

Expenses:
Manager fees	219,461
Administration fees	54,461
Custodian fees	1,915
Administrative and compliance services fees	7,401
Trustee fees	25,128
Professional fees	18,807
Shareholder reports	12,387
Other expenses	8,979

Total expenses	348,539

Net Investment Income/(Loss)	8,019,060

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	584,036
Net realized gains distributions from affiliated underlying funds	21,154,188
Change in net unrealized appreciation/depreciation on investments	(1,251,752)

Net Realized/Unrealized Gains/(Losses) on Investments	20,486,472

Change in Net Assets Resulting From Operations	$28,505,532

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Balanced Index Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
Operations:
Net investment income/(loss)	$8,019,060	$9,500,793
Net realized gains/(losses) on investment transactions	21,738,224	9,924,533
Change in unrealized appreciation/depreciation on investments	(1,251,752)	(19,559,324)

Change in net assets resulting from operations	28,505,532	(133,998)

Distributions to Shareholders:
From net investment income	(11,827,600)	(4,617,163)
From net realized gains	(7,976,603)	(8,184,855)

Change in net assets resulting from distributions to shareholders	(19,804,203)	(12,802,018)

Capital Transactions:
Proceeds from shares issued	30,164,569	46,025,398
Proceeds from dividends reinvested	19,804,203	12,802,018
Value of shares redeemed	(52,905,698)	(52,006,249)

Change in net assets resulting from capital transactions	(2,936,926)	6,821,167

Change in net assets	5,764,403	(6,114,849)
Net Assets:
Beginning of period	432,535,725	438,650,574

End of period	$438,300,128	$432,535,725

Accumulated net investment income/(loss)	$9,832,388	$11,827,596

Share Transactions:
Shares issued	1,926,476	2,880,212
Dividends reinvested	1,277,690	837,828
Shares redeemed	(3,384,739)	(3,264,041)

Change in shares	(180,573)	453,999

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.44	$15.91	$15.40	$13.91	$12.84

Investment Activities:
Net Investment Income/(Loss)	0.30	0.34	0.16	0.15	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.73	(0.34)	0.78	1.63	1.19

Total from Investment Activities	1.03	— (a)	0.94	1.78	1.32

Dividends to Shareholders From:
Net Investment Income	(0.43)	(0.17)	(0.23)	(0.25)	(0.19)
Net Realized Gains	(0.29)	(0.30)	(0.20)	(0.04)	(0.06)

Total Dividends	(0.72)	(0.47)	(0.43)	(0.29)	(0.25)

Net Asset Value, End of Period	$15.75	$15.44	$15.91	$15.40	$13.91

Total Return(b)	6.75%	0.01%	6.11%	12.93%	10.29%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$438,300	$432,536	$438,651	$413,982	$354,111
Net Investment Income/(Loss)	1.83%	2.14%	1.02%	1.10%	1.08%
Expenses Before Reductions*(c)	0.08%	0.08%	0.08%	0.08%	0.09%
Expenses Net of Reductions*	0.08%	0.08%	0.08%	0.08%	0.09%
Portfolio Turnover Rate	12%	11%	9%	8%	7%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Enhanced Bond Index Fund	$217,300,256	$22,260,513	$(23,623,435)	$213,693,435	$4,339,676
AZL International Index Fund, Class 2	53,818,168	6,783,103	(4,054,259)	55,595,556	1,427,574
AZL Mid Cap Index Fund, Class 2	32,048,328	6,444,534	(5,051,767)	34,709,583	338,224
AZL S&P 500 Index Fund, Class 2	112,168,493	18,504,307	(15,476,927)	114,983,267	2,068,710
AZL Small Cap Stock Index Fund, Class 2	16,961,754	3,688,647	(2,711,683)	19,410,475	190,601

	$432,296,999	$57,681,104	$(50,918,071)	$438,392,316	$8,364,785

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $4,485 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$438,392,316	$—	$438,392,316

Total Investment Securities	$438,392,316	$—	$438,392,316

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$57,681,104	$50,918,071

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2016, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $367,827,544. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$72,517,144
Unrealized (depreciation)	(1,952,372)

Net unrealized appreciation/(depreciation)	$70,564,772

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$11,827,600	$7,976,603	$19,804,203

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$4,617,163	$8,184,855	$12,802,018

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Balanced Index Strategy Fund	$9,834,478	$20,729,956	$—	$70,564,772	$101,129,206

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Balanced Index Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 24.40% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $7,976,603.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA Multi-Strategy Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Multi-Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Multi-Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA Multi-Strategy Fund (the “Fund”) returned 9.32%. That compared to a 11.96%, 2.65% and 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund.*

U.S. stocks posted solid gains for the period under review despite a challenging start. Concerns about global economic growth in January and February drove investors away from higher risk securities, pushing down equity markets to start the year. Markets rebounded in mid-February, however, and went on to post steady gains for most of the rest of the year, with the exception of a brief spike in volatility in June following the U.K.’s vote to exit the European Union.

U.S. labor markets continued to make gains during the year, although muted inflation figures kept the Federal Reserve in a dovish stance for most of the year. U.S. equity markets experienced a boost late in the year following the U.S. presidential election, as investors anticipated a more business-friendly environment.

Value stocks significantly outperformed growth stocks during 2016 while smaller stocks outperformed larger stocks; the S&P 500 Index gained 11.96% during the period while the S&P 600 Index2 gained 26.56% and the S&P 400 Index3 gained 20.74%. International equity markets were unable to keep up with their U.S. counterparts and generally experienced smaller gains, despite continued quantitative easing efforts by central banks in Europe and Japan. The MSCI EAFE Index4, burdened by the impact of a strengthening dollar, rose 1.00%.

Meanwhile, the U.S. bond market faced a significant headwind from rising interest rates. Treasury yields trended downward during the first half of the year, only to rise sharply after the surprising U.S. presidential election results led investors to believe inflation was on the horizon. Spreads fell throughout the year, after briefly rising during the first two months. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65%.

The Fund outperformed its composite benchmark during the period under review. Its domestic equity holdings benefited from a bias toward value stocks, which outperformed growth stocks for the period. The Fund’s greater-than-benchmark exposure to small- and mid-cap stocks also added to relative results, as those assets outperformed their large-cap counterparts. However, the Fund’s exposure to developed international equities negatively affected performance.*

Within its fixed-income portfolio, the Fund’s tilt toward short duration contributed positively to returns compared to its composite benchmark as interest rates rose during the year. However, the Fund’s high-credit-quality portfolio negatively affected performance as spreads generally tightened during the year.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® DFA Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

				Since
	1	3	5	Inception
	Year	Year	Year	(7/10/09)
AZL® DFA Multi-Strategy Fund	9.32%	4.97%	9.68%	10.66%
S&P 500 Index	11.96%	8.87%	14.66%	15.74%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	3.77%
Multi-Strategy Composite Index	8.21%	6.58%	9.68%	11.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Multi-Strategy Fund	0.98%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Multi-Strategy Fund	$1,000.00	$1,058.70	$0.36	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Multi-Strategy Fund	$1,000.00	$1,024.78	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	49.7%
Fixed Income	38.8
International Equities	11.5

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (100.0%):
6,577,678	AZL DFA Emerging Markets Core Equity Fund	$55,318,276
46,426,456	AZL DFA Five-Year Global Fixed Income Fund	462,407,497
8,997,409	AZL DFA International Core Equity Fund	82,866,140
43,085,107	AZL DFA U.S. Core Equity Fund	462,734,052
11,432,987	AZL DFA U.S. Small Cap Fund	130,564,710

Total Affiliated Investment Companies (Cost $1,163,394,585)		1,193,890,675

Total Investment Securities (Cost $1,163,394,585)(a) —100.0%		1,193,890,675
Net other assets (liabilities) — 0.0%		278,675

Net Assets — 100.0%		$1,194,169,350

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$1,163,394,585

Investments in affiliates, at value	$1,193,890,675
Cash	3,815
Interest and dividends receivable	94
Receivable for capital shares issued	393,277
Receivable for affiliated investments sold	369,926
Prepaid expenses	6,167

Total Assets	1,194,663,954

Liabilities:
Payable for capital shares redeemed	392,353
Manager fees payable	50,769
Administration fees payable	5,253
Custodian fees payable	2,301
Administrative and compliance services fees payable	3,418
Trustee fees payable	2,595
Other accrued liabilities	37,915

Total Liabilities	494,604

Net Assets	$1,194,169,350

Net Assets Consist of:
Capital	$1,158,280,574
Accumulated net investment income/(loss)	9,184,122
Accumulated net realized gains/(losses) from investment transactions	(3,791,436)
Net unrealized appreciation/(depreciation) on investments	30,496,090

Net Assets	$1,194,169,350

Shares of beneficial interest (unlimited number of shares authorized, no par value)	94,079,291
Net Asset Value (offering and redemption price per share)	$12.69

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$9,828,500
Dividends	69

Total Investment Income	9,828,569

Expenses:
Manager fees	598,599
Administration fees	59,643
Custodian fees	3,875
Administrative and compliance services fees	19,404
Trustee fees	65,222
Professional fees	48,548
Shareholder reports	28,341
Other expenses	26,018

Total expenses	849,650

Net Investment Income/(Loss)	8,978,919

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(3,676,956)
Net realized gains distributions from affiliated underlying funds	215,858
Change in net unrealized appreciation/depreciation on investments	99,815,406

Net Realized/Unrealized Gains/(Losses) on Investments	96,354,308

Change in Net Assets Resulting From Operations	$105,333,227

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL DFA Multi-Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
Operations:
Net investment income/(loss)	$8,978,919	$(990,621)
Net realized gains/(losses) on investment transactions	(3,461,098)	427,175,530
Change in unrealized appreciation/depreciation on investments	99,815,406	(431,648,756)

Change in net assets resulting from operations	105,333,227	(5,463,847)

Distributions to Shareholders:
From net investment income	—	(16,616,509)
From net realized gains	(423,638,534)	(18,692,510)

Change in net assets resulting from distributions to shareholders	(423,638,534)	(35,309,019)

Capital Transactions:
Proceeds from shares issued	15,533,641	67,727,097
Proceeds from dividends reinvested	423,638,534	35,309,019
Value of shares redeemed	(184,491,032)	(244,017,781)

Change in net assets resulting from capital transactions	254,681,143	(140,981,665)

Change in net assets	(63,624,164)	(181,754,531)
Net Assets:
Beginning of period	1,257,793,514	1,439,548,045

End of period	$1,194,169,350	$1,257,793,514

Accumulated net investment income/(loss)	$9,184,122	$—

Share Transactions:
Shares issued	995,074	3,586,937
Dividends reinvested	34,696,030	1,961,612
Shares redeemed	(11,189,344)	(12,894,522)

Change in shares	24,501,760	(7,345,973)

See accompanying notes to the financial statements.

6

AZL DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$18.08	$18.71		$17.86	$14.96	$13.37

Investment Activities:
Net Investment Income/(Loss)	0.10	0.01		0.20	0.16	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	1.32	(0.14)		0.96	2.97	1.64

Total from Investment Activities	1.42	(0.13)		1.16	3.13	1.77

Dividends to Shareholders From:
Net Investment Income	—	(0.24)		(0.22)	(0.20)	(0.16)
Net Realized Gains	(6.81)	(0.26)		(0.09)	(0.03)	(0.02)

Total Dividends	(6.81)	(0.50)		(0.31)	(0.23)	(0.18)

Net Asset Value, End of Period	$12.69	$18.08		$18.71	$17.86	$14.96

Total Return(a)	9.32%	(0.67)%		6.53%	21.07%	13.33%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,194,169	$1,257,794		$1,439,548	$1,347,836	$963,143
Net Investment Income/(Loss)	0.75%	(0.07)%		1.09%	1.20%	1.10%
Expenses Before Reductions*(b)	0.07%	0.07%		0.07%	0.07%	0.08%
Expenses Net of Reductions*	0.07%	0.07%		0.07%	0.07%	0.08%
Portfolio Turnover Rate(c)	2%	114	%(d)	7%	3%	6%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(d)	Effective April 27, 2015, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2015 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL DFA Multi-Strategy Fund	0.05%	0.20%

8

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL DFA Emerging Markets Core Equity Fund	$60,421,230	$512,089	$(12,817,959)	$55,318,276	$501,744
AZL DFA Five-Year Global Fixed Income Fund	506,986,619	10,690,732	(58,176,301)	462,407,497	3,595,605
AZL DFA International Core Equity Fund	88,856,567	2,682,638	(10,533,818)	82,866,140	960,107
AZL DFA U.S. Core Equity Fund	477,504,072	6,619,577	(78,413,000)	462,734,052	4,239,035
AZL DFA U.S. Small Cap Fund	125,295,203	1,924,698	(23,800,121)	130,564,710	532,009

	$1,259,063,691	$22,429,734	$(183,741,199)	$1,193,890,675	$9,828,500

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $12,337 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

9

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$1,193,890,675	$—	$1,193,890,675

Total Investment Securities	$1,193,890,675	$—	$1,193,890,675

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Multi-Strategy Fund	$22,429,734	$183,741,199

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2016, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $1,163,762,909. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$48,404,583
Unrealized (depreciation)	(18,276,817)

Net unrealized appreciation/(depreciation)	$30,127,766

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Multi-Strategy Fund	$2,345,371	$1,077,741	$3,423,112

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$2,499,782	$421,138,752	$423,638,534

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Multi-Strategy Fund	$16,616,452	$18,692,567	$35,309,019

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Multi-Strategy Fund	$9,184,122	$—	$(3,423,112)	$30,127,766	$35,888,776

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund. As of December 31, 2016, the Fund had a controlling interest (in excess of 50%) in the AZL DFA Emerging Markets Core Equity Fund, the AZL DFA Five-Year Global Fixed Income Fund, AZL DFA U.S. Core Equity Fund, and the AZL DFA U.S. Small Cap Fund, which are affiliated with the Investment Adviser.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Multi-Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $421,138,752.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $2,499,723.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP Balanced Index Strategy Fund (the “Fund”) returned 6.61%. That compared to a 11.96%, 2.65% and a 7.28% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3, and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 gained 11.96% during 2016 while the MSCI EAFE, burdened by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65% during the period under review.

The Fund underperformed its composite benchmark for the period under review. The underperformance was primarily driven by the Fund’s strategic allocation to international equity markets, which broadly lagged domestic stocks during the period. The underlying fixed-income portfolio also lagged its benchmark during the period, which further weighed on the Fund’s relative performance against the composite benchmark.*

The Fund’s allocations to small- and mid-cap U.S. equities, however, contributed positively to relative returns as they collectively outperformed the larger stocks found in the S&P 500 Index. The S&P 400 Index gained 20.74% during the period while the S&P 600 Index rose 26.56%.*

The MVP risk management process that includes the use of derivatives worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. In early 2016, global growth concerns led to increased volatility and the MVP reduced the Fund’s equity exposure. Equity markets quickly recovered, however, and the MVP risk management process ultimately caused a drag on the Fund’s performance relative to its benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

			Since
	1	3	Inception
	Year	Year	(1/10/12)
AZL® MVP Balanced Index Strategy Fund	6.61%	4.11%	6.66%
S&P 500 Index	11.96%	8.87%	14.10%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.26%
Balanced Composite Index	7.28%	6.00%	8.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Balanced Index Strategy Fund	0.73%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.14%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,026.10	$0.71	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.43	$0.71	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.4%
Domestic Equities	35.3
International Equities	12.3
Money Market	0.2

Total Investment Securities	95.2
Net other assets (liabilities)	4.8

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.0%):
13,888,556	AZL Enhanced Bond Index Fund	$148,190,890
2,727,556	AZL International Index Fund, Class 2	38,458,535
1,134,810	AZL Mid Cap Index Fund, Class 2	24,341,674
5,140,234	AZL S&P 500 Index Fund, Class 2	72,271,689
973,383	AZL Small Cap Stock Index Fund, Class 2	13,851,238

Total Affiliated Investment Companies (Cost $285,678,819)		297,114,026

Unaffiliated Investment Company (0.2%):
514,226	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares , 0.31%(a)	514,226

Total Unaffiliated Investment Company (Cost $514,226)		514,226

Total Investment Securities (Cost $286,193,045)(b) — 95.2%		297,628,252
Net other assets (liabilities) — 4.8%		15,116,714

Net Assets — 100.0%		$312,744,966

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $15,630,418 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	69	$7,714,890	$14,306
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	63	7,829,719	(45,767)

Total					$(31,461)

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$514,226
Investments in affiliates, at cost	285,678,819

Total Investment securities, at cost	$286,193,045

Investments in non-affiliates, at value	$514,226
Investments in affiliates, at value	297,114,026

Total Investment securities, at value	$297,628,252
Segregated cash for collateral	15,630,418
Interest and dividends receivable	98
Receivable for capital shares issued	45,553
Receivable for variation margin on futures contracts	591
Prepaid expenses	1,564

Total Assets	313,306,476

Liabilities:
Cash overdraft	483,152
Payable for affiliated investments purchased	27,204
Payable for capital shares redeemed	6,755
Payable for variation margin on futures contracts	783
Manager fees payable	25,634
Administration fees payable	4,695
Custodian fees payable	1,087
Administrative and compliance services fees payable	854
Trustee fees payable	648
Other accrued liabilities	10,698

Total Liabilities	561,510

Net Assets	$312,744,966

Net Assets Consist of:
Capital	$285,884,391
Accumulated net investment income/(loss)	5,886,408
Accumulated net realized gains/(losses) from investment transactions	9,570,421
Net unrealized appreciation/(depreciation) on investments	11,403,746

Net Assets	$312,744,966

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,547,610
Net Asset Value (offering and redemption price per share)	$12.74

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$5,144,794
Dividends	4,613

Total Investment Income	5,149,407

Expenses:
Manager fees	281,433
Administration fees	53,295
Custodian fees	2,057
Administrative and compliance services fees	4,710
Trustee fees	15,874
Professional fees	12,430
Shareholder reports	9,173
Other expenses	5,686

Total expenses	384,658

Net Investment Income/(Loss)	4,764,749

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(2,107,017)
Net realized gains distributions from affiliated underlying funds	12,859,477
Net realized gains/(losses) on futures contracts	496,993
Change in net unrealized appreciation/depreciation on investments	2,043,805

Net Realized/Unrealized Gains/(Losses) on Investments	13,293,258

Change in Net Assets Resulting From Operations	$18,058,007

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Balanced Index Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,764,749	$4,931,152
Net realized gains/(losses) on investment transactions	11,249,453	3,095,730
Change in unrealized appreciation/depreciation on investments	2,043,805	(9,371,354)

Change in net assets resulting from operations	18,058,007	(1,344,472)

Distributions to Shareholders:
From net investment income	(6,185,785)	(1,897,495)
From net realized gains	(2,024,582)	(2,597,183)

Change in net assets resulting from distributions to shareholders	(8,210,367)	(4,494,678)

Capital Transactions:
Proceeds from shares issued	75,326,220	62,074,359
Proceeds from dividends reinvested	8,210,367	4,494,678
Value of shares redeemed	(35,768,163)	(14,219,428)

Change in net assets resulting from capital transactions	47,768,424	52,349,609

Change in net assets	57,616,064	46,510,459
Net Assets:
Beginning of period	255,128,902	208,618,443

End of period	$312,744,966	$255,128,902

Accumulated net investment income/(loss)	$5,886,408	$6,185,767

Share Transactions:
Shares issued	6,087,629	4,896,361
Dividends reinvested	654,213	368,416
Shares redeemed	(2,934,307)	(1,131,967)

Change in shares	3,807,535	4,132,810

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				January 10, 2012 to December 31, 2012 (a)
	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.30	$12.56	$12.03	$10.69	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17	0.22	0.08	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.64	(0.25)	0.65	1 .24	0.77

Total from Investment Activities	0.81	(0.03)	0.73	1 .34	0.85

Dividends to Shareholders From:
Net Investment Income	(0.28)	(0.10)	(0.12)	—	(0.14)
Net Realized Gains	(0.09)	(0.13)	(0.08)	— (b)	(0.02)

Total Dividends	(0.37)	(0.23)	(0.20)	— (b)	(0.16)

Net Asset Value, End of Period	$12.74	$12.30	$12.56	$12.03	$10.69

Total Return(c)	6 .61%	(0.22)%	6 .09%	12 .56%	8.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$312,745	$255,129	$208,618	$155,547	$73,830
Net Investment Income/(Loss)(e)	1 .69%	2 .08%	0.97%	1 .09%	1 .41%
Expenses Before Reductions*(e)(f)	0.14%	0.14%	0.15%	0.17%	0.39%
Expenses Net of Reductions*(e)	0.14%	0.14%	0.15%	0.17%	0.21%
Portfolio Turnover Rate	11%	5%	6%	4%	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.5 million as of December 31, 2016. The monthly average notional amount for these contracts was $13.6 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$14,306	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		45,767

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$502,687	$10,327

Interest Rate Risk Exposure

Interest Rate Contracts		(5,694)	(17,267)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Enhanced Bond Index Fund	$121,830,641	$43,013,816	$(14,867,835)	$148,190,890	$2,676,691
AZL International Index Fund, Class 2	31,706,193	11,012,699	(3,815,985)	38,458,535	923,271
AZL Mid Cap Index Fund, Class 2	18,971,382	7,317,022	(2,932,205)	24,341,674	217,904
AZL S&P 500 Index Fund, Class 2	59,684,175	19,717,178	(7,181,697)	72,271,689	1,204,546
AZL Small Cap Stock Index Fund, Class 2	10,102,837	4,292,530	(1,680,453)	13,851,238	122,382

	$242,295,228	$85,353,245	$(30,478,175)	$297,114,026	$5,144,794

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $2,833 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$297,114,026	$—	$297,114,026
Unaffiliated Investment Company	514,226	—	514,226

Total Investment Securities	297,628,252	—	297,628,252

Other Financial Instruments:*
Futures Contracts	(31,461)	—	(31,461)

Total Investments	$297,596,791	$—	$297,596,791

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$85,353,245	$30,478,175

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $288,606,341. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,686,539
Unrealized (depreciation)	(6,664,628)

Net unrealized appreciation/(depreciation)	$9,021,911

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$6,185,785	$2,024,582	$8,210,367

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$2,234,539	$2,260,139	$4,494,678

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Index Strategy Fund	$6,070,953	$11,767,711	$—	$9,021,911	$26,860,575

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Balanced Index Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 23.93% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $2,024,582.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP BlackRock Global Strategy Plus Fund

(formerly AZL® MVP BlackRock Global Allocation Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Strategy Plus Fund Review (unaudited)

(formerly AZL® MVP BlackRock Global Allocation Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Strategy Plus Fund.

What factors affected the Fund’s performance for the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP BlackRock Global Strategy Plus Fund (the “Fund”) returned 3.34%. That compared to a 8.65%, 11.96%, 4.82%, 0.54%, 1.81% and a 5.22% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equity markets generally outperformed international equities for the 12-month period; the S&P 500 Index gained 11.96% while the FTSE World Ex US Index posted a more modest advance of 4.82%. These gains came despite a weak start to the year due to concerns about slowing global economic growth, particularly in China, and falling commodity prices. Markets rebounded in mid-February as China’s central banks announced stimulus measures and the Federal Reserve (the Fed) adopted a cautious tone on interest rates. Equity market gains were briefly interrupted in late June when the U.K. voted to leave the European Union, and again prior to the U.S. elections in November. However, domestic equities rallied strongly following the election of Donald Trump in anticipation of stronger economic growth.

In fixed-income markets, the year began with risk-averse investors driving credit spreads wider. As sentiment recovered in the middle of the first quarter, spreads narrowed once again, pushing volatility to its lowest level since August 2015. For much of the period, investors flocked to U.S. investment-grade bonds in search of yield amid historically low interest rates fueled in part by continued quantitative easing efforts by the European Central Bank and Bank of Japan. This shift drove up bond prices and further squeezed credit spreads. The victory of President Trump fueled inflation expectations. In this environment, the Fed decided to raise interest rates in December and strike a slightly more hawkish tone for 2017.

The Fund underperformed its reference benchmark for the 12-month period under review. A higher-than-benchmark exposure to Japanese stocks dragged on relative performance as that country’s equities underperformed. An underweight position to U.S. equities also detracted, as domestic stocks largely outperformed their international counterparts. Stock selection in the telecom services, utilities, real estate2 and consumer discretionary sectors also weighed on relative results. Other detractors included exposure to commodity-related securities. The Fund’s currency management strategy—particularly an underweight position to the Brazilian real, Japanese yen, and Canadian dollar—also detracted from relative performance.*

Within equities, the Fund’s relative performance benefited from lower-than-benchmark exposure to both financials and consumer staples stocks, which struggled for much of the period under review. Stock selection among financials also contributed to relative results. The Fund’s stock selection and overweight position in the energy sector added to relative performance, as that sector benefited from the rebound in oil prices that began midway through the first quarter.*

Among fixed income holdings, the Fund’s tilt toward corporate bonds contributed to relative returns; the sector outperformed for much of the period as credit spreads narrowed.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee  future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

AZL® MVP BlackRock Global Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily a combination of Underlying Funds, which are managed by the manager, combined with the MVP risk management process.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
			Since Inception (1/10/12)
	1 Year	3 Year
AZL® MVP BlackRock Global Strategy Plus Fund	3.34%	1.30%	4.84%
FTSE World Index	8.65%	3.93%	9.94%
S&P 500 Index	11.96%	8.87%	14.10%
FTSE World ex U.S. Index	4.82%	-1.11%	5.63%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.54%	1.65%	0.96%
Citigroup Non-U.S. Dollar World Government Bond Index	1.81%	-2.18%	-1.78%
Reference Benchmark	5.22%	2.62%	5.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP BlackRock Global Strategy Plus Fund	0.97%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.67%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the FTSE World Index, which is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The S&P 500 is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (30%) S&P 500; (20%) FTSE World ex U.S. Index; (30%) BofA Merrill Lynch 5-Year U.S. Treasury Bond; and (20%) Citigroup Non-U.S. Dollar World Government Bond. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of  fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL MVP BlackRock Global Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$1,033.40	$5.37	1.04%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP BlackRock Global Strategy Plus Fund	$1,000.00	$1,019.91	$5.28	1.04%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Affiliated Investment Companies	44.9%
Common Stocks	27.4
U.S. Treasury Obligations	7.7
Foreign Bonds	7.1
Securities Held as Collateral for Securities on Loan	2.2
Corporate Bonds	1.5
Exchange Traded Funds	1.4
Yankee Dollars	1.4
Money Markets	1.0
Preferred Stocks	0.9
Bank Loans	0.6
Convertible Bonds	0.5
Purchased Options	0.5
U.S. Government Agency Mortgages	0.3
Convertible Preferred Stocks	0.2
Collateralized Mortgage Obligations	0.1
Mutual Funds	0.1
Purchased Swaptions	—	^
Private Placements	—	^
Warrants	—	^
Rights	—	^

Total Investment Securities	97.8
Net other assets (liabilities)	2.2

Net Assets	100.0%

^	Represents less than 0.05%

Investments	Percent of Net Assets
United States	75.1%
Japan	8.3
United Kingdom	2.2
France	1.4
Germany	1.2
Canada	1.2
Netherlands	1.0
Australia	0.8
India	0.5
Italy	0.5
All other countries	5.6

Total Investment Securities	97.8
Net other assets (liabilities)	2.2

Net Assets	100.0%

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (27.4%):
Aerospace & Defense (0.6%):
149,433	BAE Systems plc	$1,085,029
382	Boeing Co. (The)	59,470
530	Dassault Aviation SA	591,292
21,926	European Aeronautic Defence & Space Co. NV	1,446,877
493	General Dynamics Corp.	85,121
3,382	Hexcel Corp.^	173,971
42,667	Meggitt plc	240,906
349	Northrop Grumman Corp.	81,170
398	Raytheon Co.	56,516
19,213	Safran SA	1,383,087

		5,203,439

Airlines (0.6%):
20,251	Delta Air Lines, Inc.	996,147
41,500	Japan Airlines Co., Ltd.	1,211,172
20,195	Southwest Airlines Co.	1,006,519
24,735	United Continental Holdings, Inc.*	1,802,686

		5,016,524

Auto Components (0.5%):
9,700	Aisin Sieki Co., Ltd.	419,832
16,600	Bridgestone Corp.	597,214
95,683	Cheng Shin Rubber Industry Co., Ltd.	179,910
21,500	Denso Corp.	928,896
1,800	Exedy Corp.	50,563
13,400	Futaba Industrial Co., Ltd.	78,150
1,317	Goodyear Tire & Rubber Co.^	40,656
5,300	Koito Manufacturing Co., Ltd.	279,903
956	Lear Corp.	126,546
3,800	Stanley Electric Co., Ltd.	103,593
30,500	Sumitomo Electric Industries, Ltd.	437,993
23,000	Toyota Industries Corp.	1,092,453

		4,335,709

Automobiles (0.6%):
158,000	Brilliance China Automotive Holdings, Ltd.	216,861
47,720	Ford Motor Co.	578,844
31,600	Fuji Heavy Industries, Ltd.	1,285,535
2,258	Hero MotoCorp, Ltd.	100,896
17,800	Honda Motor Co., Ltd.	518,281
4,381	Hyundai Motor Co.	526,433
9,300	Isuzu Motors, Ltd.	117,420
3,683	Maruti Suzuki India, Ltd.	286,925
37,100	Suzuki Motor Corp.	1,302,484
4,100	Toyota Motor Corp.	239,387
144	Volkswagen AG	20,679

		5,193,745

Banks (2.2%):
60,829	Banco Bilbao Vizcaya Argentaria SA	410,313
109,951	Banco Santander SA	573,887
137,809	Bank of America Corp.	3,045,579
12,581	BNP Paribas SA	801,312
30,626	Citigroup, Inc.	1,820,103

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,328	Fifth Third Bancorp^	$35,816
206,417	HSBC Holdings plc	1,668,733
66,782	ING Groep NV	939,682
29,178	JPMorgan Chase & Co.	2,517,770
115,400	Mitsubishi UFJ Financial Group, Inc.	709,566
38,200	Sumitomo Mitsui Financial Group, Inc.	1,448,350
11,507	SunTrust Banks, Inc.	631,159
50,560	Svenska Handelsbanken AB, Class A	702,799
13,358	Toronto-Dominion Bank (The)	658,895
17,783	Wells Fargo & Co.	980,021

		16,943,985

Beverages (0.4%):
12,737	Anheuser-Busch InBev NV	1,344,922
13,900	Asahi Breweries, Ltd.	438,318
477	Constellation Brands, Inc., Class C	73,129
6,820	Diageo plc, ADR^	708,871
1,475	PepsiCo, Inc.	154,329

		2,719,569

Biotechnology (0.5%):
983	AbbVie, Inc.	61,555
2,834	Amgen, Inc.	414,359
1,599	Biogen Idec, Inc.*	453,444
28,639	Gilead Sciences, Inc.	2,050,840
15,263	Invitae Corp.*	121,188
16,063	Shire plc	910,077
2,812	Vertex Pharmaceuticals, Inc.*	207,160

		4,218,623

Building Products (0.3%):
12,025	Compagnie de Saint-Gobain SA	559,880
4,900	Daikin Industries, Ltd.	448,798
8,066	Fortune Brands Home & Security, Inc.^	431,208
16,733	Masco Corp.	529,098

		1,968,984

Capital Markets (0.5%):
503	Ameriprise Financial, Inc.	55,803
762	Bank of New York Mellon Corp. (The)	36,104
1,070	Brookfield Asset Management, Inc., Class A	35,308
20,018	Charles Schwab Corp. (The)	790,110
533	CME Group, Inc.	61,482
19,000	Daiwa Securities Group, Inc.	116,733
5,239	Goldman Sachs Group, Inc. (The)	1,254,478
26,170	Morgan Stanley	1,105,682
34,837	UBS Group AG	545,532

		4,001,232

Chemicals (1.3%):
8,422	Air Products & Chemicals, Inc.	1,211,252
11,287	AkzoNobel NV	704,788
2,657	Arkema SA	259,535
55,000	Asahi Kasei Corp.	478,896
46,960	Axalta Coating Systems, Ltd.*	1,277,312

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
6,032	BASF SE	$562,469
21,823	E.I. du Pont de Nemours & Co.	1,601,808
11,250	Evonik Industries AG	334,919
20,000	Formosa Chemicals & Fibre Corp.	59,545
22,000	Formosa Plastics Corp.	60,712
16,200	Hitachi Chemical Co., Ltd.	404,310
342	LG Chem, Ltd.	73,758
28,000	Nan Ya Plastics Corp.	61,699
8,400	Nitto Denko Corp.	643,262
47,800	PTT Global Chemical Public Co., Ltd.	83,768
772	Sherwin Williams Co.	207,467
19,700	Shin-Etsu Chemical Co., Ltd.	1,518,486
54,000	Toray Industries, Inc.	436,510
150,000	Ube Industries, Ltd.	313,718
5,429	Umicore SA	308,969

		10,603,182

Commercial Services & Supplies (0.0%):
1,700	SECOM Co., Ltd.	124,074

Communications Equipment (0.3%):
1,583	Cisco Systems, Inc.	47,838
31,923	CommScope Holding Co., Inc.*	1,187,536
210,228	Nokia OYJ	1,010,887

		2,246,261

Construction & Engineering (0.2%):
12,000	Chiyoda Corp.	82,959
4,700	ComSys Holdings Corp.	85,968
11,100	JGC Corp.	201,021
10,800	Kinden Corp.	134,331
3,000	Maeda Road Construction Co., Ltd.	50,106
4,000	Nippo Corp.	74,562
42,000	Okumura Corp.	235,965
1,000	Sho-Bond Holdings Co., Ltd.^	41,572
44,000	Toda Corp.	231,796
7,084	Vinci SA	481,778

		1,620,058

Construction Materials (0.0%):
12,200	The Siam Cement Public Co., Ltd.	168,719

Consumer Finance (0.1%):
997	Capital One Financial Corp.	86,978
10,825	Discover Financial Services	780,375

		867,353

Containers & Packaging (0.1%):
1,028	Crown Holdings, Inc.*	54,042
1,425	International Paper Co.	75,611
893	Packaging Corp. of America	75,744
12,496	WestRock Co.	634,422

		839,819

Distributors (0.0%):
3,700	Canon Marketing Japan, Inc.	62,146

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.0%):
15,078	H&R Block, Inc.^	$346,643

Diversified Financial Services (0.4%):
6	Berkshire Hathaway, Inc., Class A*	1,464,726
9,090	Berkshire Hathaway, Inc., Class B*	1,481,488
65,000	Fubon Financial Holdings Co., Ltd.	102,989
2,400	Zenkoku Hosho Co., Ltd.	77,025

		3,126,228

Diversified Telecommunication Services (0.5%):
42,356	Cellnex Telecom SAU	608,224
31,000	Chunghwa Telecom Co., Ltd.	97,812
54,167	Deutsche Telekom AG, Registered Shares	930,435
13,794	El Towers SpA*	743,086
58,000	HKT Trust & HKT, Ltd.	70,987
13,000	Nippon Telegraph & Telephone Corp.	546,535
37,600	Singapore Telecommunications, Ltd.	94,384
1,134,637	Telecom Italia SpA*	998,874
32,883	Telecom Italia SpA	23,763
3,876	Verizon Communications, Inc.	206,901

		4,321,001

Electric Utilities (0.3%):
4,352	CEZ	72,863
9,000	Cheung Kong Infrastructure Holdings, Ltd.	71,585
17,700	Chubu Electric Power Co., Inc.	246,940
10,500	CLP Holdings, Ltd.	95,947
145,084	Enel SpA	638,368
8,500	Hongkong Electric Holdings, Ltd.	74,888
14,009	NextEra Energy, Inc.	1,673,515
4,133	Vistra Energy Corp.^	64,062

		2,938,168

Electrical Equipment (0.2%):
42,000	GS Yuasa Corp.	174,297
2,300	Mabuchi Motor Co., Ltd.	119,458
89,100	Mitsubishi Electric Corp.	1,238,792
364	Rockwell Automation, Inc.	48,922

		1,581,469

Electronic Equipment, Instruments & Components (0.3%):
36,188	Fitbit, Inc., Class A*^	264,896
800	Hirose Electric Co., Ltd.	98,942
43,400	Hon Hai Precision Industry Co., Ltd.	112,442
500	Keyence Corp.	342,633
3,800	Kyocera Corp.	188,501
6,900	Murata Manufacturing Co., Ltd.	918,971
29,763	VeriFone Systems, Inc.*^	527,698

		2,454,083

Energy Equipment & Services (0.1%):
788	Helmerich & Payne, Inc.	60,991
7,741	Schlumberger, Ltd.^	649,857

		710,848

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (0.4%):
1,288	American Tower Corp.	$136,116
7,206	Crown Castle International Corp.	625,265
189,350	Fibra UNO Amdinistracion SA	289,486
8,000	Link REIT (The)	51,663
7,207	Simon Property Group, Inc.	1,280,467
1,766	Unibail-Rodamco SE	420,916

		2,803,913

Food & Staples Retailing (0.3%):
7,003	CVS Health Corp.	552,607
15,000	Seven & I Holdings Co., Ltd.	570,916
6,104	Walgreens Boots Alliance, Inc.	505,167
28,136	Whole Foods Market, Inc.^	865,463

		2,494,153

Food Products (0.5%):
37,500	Ajinomoto Co., Inc.	754,306
25,960	Danone SA	1,642,910
5,590	Mead Johnson Nutrition Co.	395,549
3,116	Mondelez International, Inc., Class A	138,132
33,335	Nestle SA, Registered Shares	2,391,694
690	Tyson Foods, Inc., Class A	42,559
44,000	Uni-President Enterprises Corp.	72,646
89,000	Want Want China Holdings, Ltd.^	56,881

		5,494,677

Gas Utilities (0.1%):
13,556	Gas Natural SDG SA	255,338
2,641	Italgas SpA*	10,390
176,000	Tokyo Gas Co., Ltd.	794,605

		1,060,333

Health Care Equipment & Supplies (0.4%):
14,560	Baxter International, Inc.	645,590
27,800	HOYA Corp.	1,165,297
2,377	Medtronic plc	169,314
403	Stryker Corp.^	48,283
12,768	Zimmer Holdings, Inc.	1,317,658

		3,346,142

Health Care Providers & Services (0.9%):
13,395	Aetna, Inc.	1,661,113
4,600	Alfresa Holdings Corp.	75,848
8,497	Anthem, Inc.	1,221,613
33,609	Brookdale Senior Living, Inc.*^	417,424
1,042	Cardinal Health, Inc.	74,993
8,059	Centene Corp.*	455,414
11,606	HCA Holdings, Inc.*	859,076
330	McKesson Corp.	46,349
5,300	Medipal Holdings Corp.	83,221
39,182	NMC Health plc	743,920
482,998	PT Siloam International Hospital Tbk*	390,772
103,489	Spire Healthcare Group plc	429,803
2,200	Suzuken Co., Ltd.	71,770
35,378	Tenet Healthcare Corp.*	525,010

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
449	UnitedHealth Group, Inc.	$71,858

		7,128,184

Hotels, Restaurants & Leisure (0.3%):
12,770	Accor SA	476,011
2,997	Chipotle Mexican Grill, Inc.*^	1,130,828
665	McDonald’s Corp.	80,944
6,452	Norwegian Cruise Line Holdings, Ltd.*^	274,404
8,397	Starbucks Corp.	466,201
877	Wyndham Worldwide Corp.	66,976

		2,495,364

Household Durables (0.1%):
3,000	Alpine Electronics, Inc.	38,875
11,726	Berkeley Group Holdings plc (The)	405,252
1,262	Coway Co., Ltd.	92,187
2,639	Mohawk Industries, Inc.*	526,956
2,700	Rinnai Corp.	217,528

		1,280,798

Household Products (0.1%):
1,859	Colgate-Palmolive Co.	121,653
5,377	Kimberly-Clark Corp.	613,624

		735,277

Independent Power & Renewable Electricity Producers (0.0%):
13,439	NextEra Energy Partners LP	343,232

Industrial Conglomerates (0.5%):
308	3M Co., Class C	55,000
8,500	CK Hutchison Holdings, Ltd.	95,962
1,300	Jardine Matheson Holdings, Ltd.	71,712
36,543	Koninklijke Philips Electronics NV	1,113,707
6,778	Roper Industries, Inc.^	1,240,916
4,446	Siemens AG, Registered Shares	546,432
24,066	Smiths Group plc	417,987

		3,541,716

Insurance (1.0%):
75,000	AIA Group, Ltd.	419,742
12,790	Allstate Corp. (The)	947,994
615	American International Group, Inc.	40,166
23,743	AXA SA	599,042
1,057	Axis Capital Holdings, Ltd.	68,990
65,289	Cathay Financial Holding Co., Ltd.	97,773
6,959	Chubb, Ltd.	919,423
742	Fairfax Financial Holdings, Ltd.	358,426
2,372	Hartford Financial Services Group, Inc. (The)	113,026
11,704	Marsh & McLennan Cos., Inc.	791,073
13,950	MetLife, Inc.	751,766
10,700	MS&AD Insurance Group Holdings, Inc.	330,636
21,600	NKSJ Holdings, Inc.	729,464
719	Prudential Financial, Inc.	74,819
612	Reinsurance Group of America, Inc.	77,008
20,900	Sony Financial Holdings, Inc.	323,990

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Insurance, continued
20,400	Tokio Marine Holdings, Inc.	$834,273
1,235	Travelers Cos., Inc. (The)	151,189
9,783	UnumProvident Corp.	429,767

		8,058,567

Internet & Direct Marketing Retail (0.4%):
4,020	Amazon.com, Inc.*	3,014,477
4,221	Expedia, Inc.	478,155

		3,492,632

Internet Software & Services (1.2%):
13,587	Alibaba Group Holding, Ltd., ADR*^	1,193,074
5,373	Alphabet, Inc., Class C*	4,146,989
95,700	Dropbox, Inc.*(a)(b)	1,042,173
27,248	Facebook, Inc., Class A*	3,134,882
5,547	Lookout, Inc.*(a)(b)	30,786
982	VeriSign, Inc.*^	74,701

		9,622,605

IT Services (0.5%):
905	Accenture plc, Class C	106,003
246	Alliance Data Systems Corp.	56,211
1,418	Amdocs, Ltd.	82,599
11,975	Cognizant Technology Solutions Corp., Class A*	670,959
1,326	Computer Sciences Corp.	78,791
7,572	Global Payments, Inc.	525,573
37,607	Infosys, Ltd.	559,201
6,707	MasterCard, Inc., Class A	692,498
21,172	Sabre Corp.^	528,241
29,557	Square, Inc., Class A*^	402,862
7,868	Visa, Inc., Class A	613,861

		4,316,799

Leisure Products (0.0%):
3,100	Yamaha Corp.	94,488

Life Sciences Tools & Services (0.0%):
11,156	Patheon NV*^	320,289
904	Thermo Fisher Scientific, Inc.	127,554

		447,843

Machinery (0.6%):
21,659	Doosan Bobcat, Inc.*	642,991
11,408	GEA Group AG	457,205
104,090	Haitian International Holdings, Ltd.	202,911
8,100	Hino Motors, Ltd.	82,209
417	Illinois Tool Works, Inc.	51,065
26,300	Komatsu, Ltd.	593,698
30,800	Kubota Corp.	438,517
3,300	Kurita Water Industries, Ltd.	72,501
1,300	Makita Corp.	86,975
3,400	Nabtesco Corp.	78,943
82,098	SKF AB, Class B	1,507,613
444	WABCO Holdings, Inc.*	47,131

		4,261,759

Shares		Fair Value
Common Stocks, continued
Media (0.9%):
2,542	Charter Communications, Inc., Class A*	$731,893
28,344	Comcast Corp., Class A	1,957,152
615,711	Delta Topco, Ltd.*(a)(b)	30,786
10,520	DISH Network Corp., Class A*	609,424
2,903	Liberty Broadband Corp., Class A*	210,351
5,632	Liberty Broadband Corp., Class C*^	417,162
9,071	Liberty Global plc, Class A*	277,482
10,623	Liberty SiriusXM Group, Class A*	366,706
19,918	Liberty SiriusXM Group, Class C*	675,619
5,500	Nippon Television Holdings, Inc.	99,703
432	Omnicom Group, Inc.^	36,768
41,172	Pearson plc	413,119
8,173	Publicis Groupe SA	563,738
68,858	RAI Way SpA^	259,449
561	Scripps Networks Interactive, Class C^	40,039
8,600	SKY Perfect JSAT Holdings, Inc.	39,520
3,500	Toho Co., Ltd.	98,926
3,100	TV Asahi Holdings Corp.	61,116
37,820	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	224,374

		7,113,327

Metals & Mining (0.0%):
17,183	Platinum Group Metals, Ltd.*	24,831
81,742	Platinum Group Metals, Ltd.*	116,891
462	POSCO	97,677
5,800	Tokyo Steel Manufacturing Co., Ltd.	44,426
2,300	Yamato Kogyo Co., Ltd.	63,799

		347,624

Multiline Retail (0.1%):
10,918	Target Corp.	788,607

Multi-Utilities (0.2%):
35,663	Innogy Se*	1,239,787
4,211	National Grid plc	49,241
7,685	Sempra Energy	773,418

		2,062,446

Oil, Gas & Consumable Fuels (2.4%):
34,884	Anadarko Petroleum Corp.	2,432,461
38,452	BP plc, ADR	1,437,335
19,672	BP plc	122,212
19,757	Cenovus Energy, Inc.	298,746
284	Chevron Corp.	33,427
94,227	Coal India, Ltd.	415,935
101,639	EnCana Corp.^	1,193,242
7,645	EQT Corp.	499,983
16,000	Formosa Petrochemical Corp.	55,385
77,100	INPEX Corp.	769,840
73,962	Marathon Oil Corp.	1,280,282
68,545	Marathon Petroleum Corp.	3,451,241
32,131	Oil & Natural Gas Corp., Ltd.	90,520
778	Phillips 66	67,227

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
98,439	Reliance Industries, Ltd.	$1,567,944
37,124	Royal Dutch Shell plc, ADR	2,018,802
11,288	Royal Dutch Shell plc, Class A	306,785
14,022	Snam SpA	57,669
27,800	Thai Oil Public Co., Ltd.	55,953
862	Total SA, ADR	43,936
18,499	Total SA	944,196
1,620	Valero Energy Corp.	110,678
23,284	Williams Cos., Inc. (The)	725,064

		17,978,863

Personal Products (0.4%):
19,489	Edgewell Personal Care Co.*^	1,422,502
42,167	Unilever NV	1,732,797

		3,155,299

Pharmaceuticals (1.4%):
5,500	Astellas Pharma, Inc.	76,246
20,930	AstraZeneca plc	1,134,914
4,909	Bayer AG, Registered Shares	512,062
16,132	Catalent, Inc.*	434,919
30,058	GlaxoSmithKline plc	573,927
11,716	Johnson & Johnson Co.	1,349,800
8,433	Merck & Co., Inc.	496,451
22,669	Mylan NV*	864,822
6,357	Novartis AG, Registered Shares	462,536
3,100	Otsuka Holdings Co., Ltd.	134,896
14,609	Perrigo Co. plc^	1,215,907
71,983	Pfizer, Inc.	2,338,008
12,350	Sanofi-Aventis SA	998,673
1,500	Sawai Pharmaceutical Co., Ltd.	80,423

		10,673,584

Professional Services (0.1%):
9,235	Randstad Holding NV	500,119

Real Estate Management & Development (0.9%):
505,700	CapitaLand, Ltd.	1,050,698
630,200	Global Logistic Properties, Ltd.	954,936
20,000	Hang Lung Properties, Ltd.	41,879
68,000	Mitsubishi Estate Co., Ltd.	1,348,111
38,000	Sino Land Co., Ltd.	56,250
72,666	Sun Hung Kai Properties, Ltd.	909,834
6,500	Swire Pacific, Ltd., Class A	62,051
49,034	The St. Joe Co.*^	931,646
14,940	Vonovia SE	486,582
13,000	Wharf Holdings, Ltd. (The)	85,435

		5,927,422

Road & Rail (0.4%):
39,900	ComfortDelGro Corp., Ltd.	67,795
16,600	East Japan Railway Co.	1,432,138
12,738	Kansas City Southern	1,080,819
10,200	Kyushu Railway Co.*	266,385
5,700	Seino Holdings Co., Ltd.	63,172

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
7,000	West Japan Railway Co.	$429,011

		3,339,320

Semiconductors & Semiconductor Equipment (0.2%):
1,835	Intel Corp.	66,555
734	KLA-Tencor Corp.	57,751
15,183	QUALCOMM, Inc.	989,932
10,000	ROHM Co., Ltd.	573,963
11,094	SK Hynix, Inc.	405,589
27,800	SUMCO Corp.	357,209

		2,450,999

Software (0.9%):
685	Adobe Systems, Inc.*	70,521
7,228	Electronic Arts, Inc.*	569,277
5,202	Intuit, Inc.	596,201
2,297	Microsoft Corp.	142,736
3,000	Nintendo Co., Ltd.	627,217
37,810	Nuance Communications, Inc.*	563,369
4,400	Trend Micro, Inc.	156,061
68,532	Uber Technologies, Inc.*(a)(b)	3,386,166
12,536	UbiSoft Entertainment SA*	445,899
6,208	VMware, Inc., Class A*^	488,756

		7,046,203

Specialty Retail (0.6%):
12,924	Bed Bath & Beyond, Inc.^	525,231
626	Dick’s Sporting Goods, Inc.	33,241
4,788	Home Depot, Inc. (The)	641,975
23,537	Lowe’s Cos., Inc.	1,673,951
1,100	Shimamura Co., Ltd.	137,254
5,288	Tiffany & Co.^	409,450
13,008	Williams-Sonoma, Inc.^	629,457
65,200	Yamada Denki Co., Ltd.	350,727

		4,401,286

Technology Hardware, Storage & Peripherals (1.0%):
58,767	Apple, Inc.(c)	6,806,394
3,000	Fujifilm Holdings Corp.	113,684
130,000	NEC Corp.	343,476
36,155	Pure Storage, Inc., Class A*^	408,913
1,580	Western Digital Corp.	107,361

		7,779,828

Textiles, Apparel & Luxury Goods (0.3%):
4,821	Compagnie Financiere Richemont SA	319,301
5,565	Hugo Boss AG	343,333
11,588	Luxottica Group SpA	624,075
3,259	LVMH Moet Hennessy Louis Vuitton SA	621,328
16,220	Michael Kors Holdings, Ltd.*^	697,136
406	PVH Corp.	36,637
3,093	Ralph Lauren Corp.^	279,360

		2,921,170

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Tobacco (0.0%):
1,451	Altria Group, Inc.	$98,117
3,300	Japan Tobacco, Inc.	108,430
963	KT&G Corp.	80,505

		287,052

Trading Companies & Distributors (0.0%):
6,751	HD Supply Holdings, Inc.*	286,985
574	United Rentals, Inc.*	60,603

		347,588

Transportation Infrastructure (0.0%):
8,000	Kamigumi Co., Ltd.	76,127

Wireless Telecommunication Services (0.5%):
23,500	Advanced Information Service plc	96,192
1,777	China Mobile, Ltd., ADR	93,168
40,000	Far EasTone Telecommunications Co., Ltd.	89,931
52,700	Intouch Holdings Public Co., Ltd.	73,150
13,900	KDDI Corp.	350,991
10,200	NTT DoCoMo, Inc.	231,985
405	SK Telecom Co., Ltd.	75,361
33,000	Taiwan Mobile Co., Ltd.	106,386
22,277	Vodafone Group plc, ADR	544,227
595,287	Vodafone Group plc	1,463,851

		3,125,242

Total Common Stocks (Cost $198,175,651)		222,952,452

Preferred Stocks (0.9%):
Automobiles (0.1%):
3,540	Volkswagen AG, 0.13%	495,891

Banks (0.1%):
12,428	Citigroup Capital XIII, Series A, 7.41%^	320,892
2,611	U.S. Bancorp, Series G, 6.00%	65,823
7,094	U.S. Bancorp, Series F, 6.50%	200,689
84,000	USB Capital IX, 3.50%	68,985

		656,389

Commercial Services & Supplies (0.0%):
3,136	Stericycle, Inc., 5.25%^	198,415

Consumer Finance (0.1%):
16,911	GMAC Capital Trust I, Series 2, 6.85%	429,539

Equity Real Estate Investment Trusts (0.1%):
1,639	American Tower Corp., Series A, 5.25%	171,685
6,282	Welltower, Inc., Series I, 6.50%	378,051

		549,736

Health Care Providers & Services (0.1%):
19,771	Anthem, Inc., 5.25%	929,829
143,925	Grand Rounds, Inc., Series C*(a)(b)	395,794

		1,325,623

Internet Software & Services (0.1%):
63,925	Lookout, Inc., Series F*(a)(b)	613,680

Multi-Utilities (0.1%):
13,401	Dominion Resources, Inc., 6.75%	678,091

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Pharmaceuticals (0.2%):
867	Allergan plc, Series A, 5.50%	$661,053
1,410	Teva Pharmaceutical Industries, Ltd., 7.00%	909,450

		1,570,503

Software (0.0%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)	939,710

Total Preferred Stocks (Cost $7,793,069)		7,457,577

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.	50,365

Total Warrant (Cost $–)		50,365

Convertible Preferred Stocks (0.2%):
Banks (0.0%):
131	Wells Fargo & Co., Series L, Class A, 7.50%	155,890

Internet Software & Services (0.2%):
144,482	Domo, Inc., Series E*(a)(b)	1,174,638

Total Convertible Preferred Stocks (Cost $1,361,004)		1,330,528

Right (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
9,579	TOTAL SA, Expires on 1/05/17(b)^	6,150

Total Right (Cost $6,080)		6,150

Private Placements (0.0%):
Household Durables (0.0%):
$3,065,000	AliphCom, Inc., 0.00%, 4/1/20(a)(b)(d)	138,231

Oil, Gas & Consumable Fuels (0.0%):
268,000	Project Samson BND Corp., 0.00%, 4/1/20(a)(b)(d)	12,087

Total Private Placements (Cost $3,333,000)		150,318

Convertible Bonds (0.5%):
Diversified Telecommunication Services (0.1%):
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+(e)	297,752
500,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+	461,521

		759,273

Electrical Equipment (0.1%):
478,000	Suzlon Energy, Ltd., Series SUEL, 5.75%, 7/16/19(d)(e)	475,610

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(f)	2,000

Multi-Utilities (0.0%):
3,561	Dominion Resources, Inc., 6.38%, 7/1/17	178,264

Oil, Gas & Consumable Fuels (0.1%):
486,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	190,755
596,000	Cobalt International Energy, Inc., 3.13%, 5/15/24	166,880
631,620	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(e)	566,879

		924,514

Pharmaceuticals (0.1%):
800,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(e)	918,621

Real Estate Management & Development (0.0%):
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(e)	170,776

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Semiconductors & Semiconductor Equipment (0.0%):
$113,000	Intel Corp., 3.25%, 8/1/39	$199,233

Wireless Telecommunication Services (0.1%):
6,388	Mandatory Exchange Trust, 5.75%, 6/1/19(e)	697,888

Total Convertible Bonds (Cost $5,651,750)		4,326,179

Bank Loans (0.6%):
Capital Markets (0.2%):
857,857	Promontoria Blue Holding 2 BV, 7.00%, 4/15/20(b)(d)(g)	902,894
102,751	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	82,029
38,331	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	30,601
738,483	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	589,554

		1,605,078

Energy Equipment & Services (0.1%):
369,419	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(d)	237,906
1,273,508	Seadrill, Ltd., 4.00%, 2/21/21(d)	867,258

		1,105,164

Hotels, Restaurants & Leisure (0.1%):
513,713	Hilton Worldwide Finance LLC, 3.50%, 10/26/20(d)	529,459

Marine (0.1%):
469,620	Drillships Ocean Ventures, Inc., 5.50%, 7/25/21(d)	369,140

Media (0.1%):
430,160	Univision Communications, Inc., 4.00%, 3/1/20(d)	432,311

Metals & Mining (0.0%):
166,625	Novelis, Inc., 4.25%, 6/2/22(d)	167,510

Oil, Gas & Consumable Fuels (0.1%):
405,533	Fieldwood Energy LLC, 8.38%, 9/20/20(d)	283,873
111,961	Fieldwood Holdings LLC, 8.00%, 8/31/20(d)	105,803

		389,676

Trading Companies & Distributors (0.0%):
279,150	Univar USA, Inc., 4.25%, 7/1/22(d)	281,534

Total Bank Loans (Cost $5,785,124)		4,879,872

Collateralized Mortgage Obligations (0.0%):
459,000	Logistics UK, Class F, Series 2015-1A, 0.66%, 8/20/25(a)(b)(d)	543,067

Total Collateralized Mortgage Obligations (Cost $689,595)		543,067

Corporate Bonds (1.5%):
Banks (0.4%):
168,000	Bank of America Corp., 2.00%, 1/11/18, MTN	168,387
163,000	Bank of America Corp., 2.60%, 1/15/19	164,393
473,000	Citigroup, Inc., 1.80%, 2/5/18	472,735
389,000	Citigroup, Inc., Series O, 5.87%, 12/29/49, Callable 3/27/20 @ 100^(d)	392,890

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$451,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	$442,645
137,000	JPMorgan Chase & Co., 4.35%, 8/15/21	146,562
386,000	JPMorgan Chase & Co., 1.94%, 1/15/23, Callable 1/15/22 @ 100(d)	387,377
162,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	172,191

		2,347,180

Biotechnology (0.1%):
353,000	AbbVie, Inc., 2.50%, 5/14/20, Callable 4/14/20 @ 100	353,092
286,000	AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100	280,219

		633,311

Capital Markets (0.1%):
321,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(d)	328,961
337,000	Goldman Sachs Group, Inc. (The), Series M, 5.38%, 12/31/49, Callable 5/10/20 @ 100^(d)	340,370
238,000	Morgan Stanley, Series H, 5.45%, 7/29/49, Callable 7/15/19 @ 100^(d)	235,620

		904,951

Communications Equipment (0.0%):
229,000	Cisco Systems, Inc., 2.20%, 2/28/21	228,507

Consumer Finance (0.2%):
292,000	Ally Financial, Inc., 2.75%, 1/30/17	292,057
203,000	Ally Financial, Inc., 3.50%, 1/27/19	204,015
209,000	American Express Co., Series C, 4.93%, 12/29/49, Callable 3/15/20 @ 100^(d)	198,289
264,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	274,357
250,000	General Motors Financial Co., 3.50%, 7/10/19	254,564
122,000	Hyundai Capital America, 2.00%, 3/19/18(e)	121,978
87,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	89,420

		1,434,680

Diversified Financial Services (0.0%):
231,000	Berkshire Hathaway, Inc., 2.75%, 3/15/23, Callable 1/15/23 @ 100	230,133

Diversified Telecommunication Services (0.2%):
412,000	AT&T, Inc., 2.38%, 11/27/18	415,600
660,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	647,862
53,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21^	58,168
71,000	Verizon Communications, Inc., 1.75%, 8/15/21, Callable 7/15/21 @ 100^	68,110
156,000	Verizon Communications, Inc., 2.63%, 8/15/26^	143,606

		1,333,346

Equity Real Estate Investment Trusts (0.0%):
80,000	American Tower Corp., 3.40%, 2/15/19	81,756

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies (0.1%):
$370,000	Medtronic, Inc., 3.15%, 3/15/22	$378,962

Industrial Conglomerates (0.1%):
38,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN^	41,980
196,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(d)	197,225
332,000	General Electric Co., Series D, 5.00%, 12/29/49, Callable 1/21/21 @ 100(d)	344,516

		583,721

Internet Software & Services (0.0%):
163,000	eBay, Inc., 3.80%, 3/9/22, Callable 2/9/22 @ 100^	168,400

Media (0.1%):
114,000	Cablevision Systems Corp., 5.88%, 9/15/22	111,150
624,776	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)	643,519
300,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(e)	315,000

		1,069,669

Metals & Mining (0.0%):
319,000	Freeport-McMoRan, Inc., 3.88%, 3/15/23, Callable 12/15/22 @ 100^	292,683

Oil, Gas & Consumable Fuels (0.0%):
136,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23, Callable 1/15/23 @ 100	144,500

Personal Products (0.0%):
179,000	Edgewell Personal Care Co., 4.70%, 5/19/21^	188,413
167,000	Edgewell Personal Care Co., 4.70%, 5/24/22	172,010

		360,423

Pharmaceuticals (0.0%):
149,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(e)	161,096
228,000	Mylan, Inc., 2.55%, 3/28/19^	227,511

		388,607

Real Estate Management & Development (0.1%):
473,000	Global Logistic Properties, Ltd., 3.88%, 6/4/25(b)(e)	459,176

Semiconductors & Semiconductor Equipment (0.0%):
388,000	QUALCOMM, Inc., 3.00%, 5/20/22^	393,155

Software (0.1%):
80,000	Activision Blizzard, 2.30%, 9/15/21, Callable 8/15/21 @ 100(e)	78,068

511,000	Oracle Corp., 1.90%, 9/15/21, Callable 8/15/21 @ 100	499,345

		577,413

Wireless Telecommunication Services (0.0%):
210,000	T-Mobile USA, Inc., 6.00%, 4/15/24, Callable 4/15/19 @ 104.5	221,288

Total Corporate Bonds (Cost $11,994,446)		12,231,861

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds (7.1%):
Banks (0.1%):
$330,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 126+(d)	$712,990

Metals & Mining (0.0%):
139,000	Constellium NV, 7.00%, 1/15/23+(e)	147,029

Sovereign Bonds (7.0%):
2,093,000	Australian Government, Series 124, 5.75%, 5/15/21+	1,734,336
3,758,000	Australian Government, Series 128, 5.75%, 7/15/22+	3,191,852
609,000	Australian Government, Series 133, 5.50%, 4/21/23+	517,693
3,209,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.94%, 1/1/21+(h)(i)	949,944
209,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 8/15/22+(i)	194,487
582,959	Bundesobligation, Series 173, 0.00%, 4/9/21+	629,786
1,804,831	Bundesrepub. Deutshland, 0.20%, 8/15/26+(e)	1,864,244
1,155,000	Canada Housing Trust, 1.25%, 6/15/21+(e)	852,850
1,774,000	Canadian Government, 0.25%, 5/1/18+	1,313,844
4,518,000	Canadian Government, 0.50%, 8/1/18+	3,353,584
1,126,000	Canadian Government, 0.75%, 3/1/21+	827,755
128,000	Federative Republic of Brazil, 2.88%, 4/1/21+	137,246
79,850,000	Government of Japan, Series 350, 0.10%, 3/15/17+	683,822
1,789,000	Government of Poland, 5.75%, 10/25/21+	481,855
470,000,000	Japan Treasury Discount Bill, Series 638, 0.00%, 1/16/17+(h)	4,021,987
240,000,000	Japan Treasury Discount Bill, Series 641, 0.00%, 1/30/17+(h)	2,054,140
490,000,000	Japan Treasury Discount Bill, Series 643, 0.00%, 2/13/17+(h)	4,194,079
510,000,000	Japan Treasury Discount Bill, Series 647, 0.00%, 2/27/17+(h)	4,366,034
230,000,000	Japan Treasury Discount Bill, Series 631, 0.00%, 3/10/17+(h)	1,969,072
520,000,000	Japan Treasury Discount Bill, Series 651, 0.00%, 3/21/17+(h)	4,452,559
520,000,000	Japan Treasury Discount Bill, Serries 650, 0.00%, 6/12/17+(h)	4,455,403
218,500,000	Japan Treasury Discount Bill, Series 362, 0.10%, 3/15/18+	1,877,686
273,450,000	Japan Treasury Discount Bill, Series 369, 0.10%, 10/15/18+	2,352,077
63,750,500	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(d)(j)	2,999,995
2,503,000	New Zealand Government, Series 0521, 6.00%, 5/15/21+	1,973,841
2,485,000	Nota Do Tesouro Nacional, Series NTNF, 1.23%, 1/1/18+(i)	754,504
2,118,000	Poland Government Bond, Series 1020, 5.25%, 10/25/20+	553,149

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$4,046,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+	$949,335
4,234,000	Poland Government Bond, Series 0726, 2.50%, 7/25/26+	919,709
100,000	Republic of Argentina, 3.88%, 1/15/22+(e)	100,724
488,000	Republic of Indonesia, 2.63%, 6/14/23+(e)	515,945
1,520,000	Romania Government Bond, 4.75%, 2/24/25+	382,455
1,113,373	United Kingdom Treasury, 2.00%, 9/7/25+	1,474,236

		57,100,228

Total Foreign Bonds (Cost $62,205,898)		57,960,247

Yankee Dollars (1.4%):
Banks (0.3%):
494,000	BNP Paribas SA, 2.40%, 12/12/18	497,879
273,000	Export-Import Bank of Korea, 2.63%, 12/30/20	272,490
614,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100(d)	604,023
403,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19	410,221

		1,784,613

Capital Markets (0.0%):
207,000	UBS Group AG, 4.13%, 9/24/25(e)	210,988

Diversified Telecommunication Services (0.1%):
272,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 2/6/17 @ 103.75^	207,399
89,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(e)	91,448
289,000	Telecom Italia SpA, 5.30%, 5/30/24^(e)	282,498

		581,345

Industrial Conglomerates (0.0%):
200,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(e)	115,500

Internet Software & Services (0.1%):
314,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100	313,779

Oil, Gas & Consumable Fuels (0.2%):
355,000	Petroleos Mexicanos, 4.61%, 3/11/22^(d)(e)	366,094
368,000	Petroleos Mexicanos, 4.63%, 9/21/23(e)	357,990
753,000	YPF SA, 8.50%, 7/28/25^(e)	763,542

		1,487,626

Paper & Forest Products (0.1%):
1,018,000	TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56(e)	1,079,080

Pharmaceuticals (0.0%):
287,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100	290,979

Real Estate Management & Development (0.0%):
167,500	IRSA Propiedades Comerciales SA, 8.75%, 3/23/23, Callable 3/23/20 @ 104.38(e)	177,341

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/23/17 @ 100	27,687

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bonds (0.7%):
$234,000	Federal Republic of Brazil, 4.88%, 1/22/21	$241,020
257,000	Federal Republic of Brazil, 2.63%, 1/5/23	228,730
736,000	Republic of Argentina, 6.88%, 4/22/21^(e)	783,840
630,000	Republic of Argentina, 7.50%, 4/22/26(e)	661,500
631,000	Republic of Argentina, 7.13%, 7/6/36^(e)	600,239
338,000	Republic of Hungary, 6.25%, 1/29/20	369,688
934,000	Republic of Hungary, 6.38%, 3/29/21	1,045,856
233,000	Republic of Indonesia, 6.88%, 1/17/18(e)	245,078
200,000	Republic of Indonesia, 3.70%, 1/8/22(e)	200,449
154,000	Republic of Poland, 5.00%, 3/23/22	167,760
309,000	Republic of Turkey, 6.75%, 4/3/18	322,457
461,000	Saudi International Bond, 2.38%, 10/26/21(e)	447,602

		5,314,219

Total Yankee Dollars (Cost $11,858,838)		11,383,157

U.S. Government Agency Mortgages (0.3%):
Federal National Mortgage Association (0.3%)
2,574,283	3.00%, 1/25/46	2,557,328

Total U.S. Government Agency Mortgages (Cost $2,563,021)		2,557,328

U.S. Treasury Obligations (7.3%):
U.S. Treasury Bills (4.1%)
7,000,000	0.35%, 1/19/17(h)	6,998,712
4,000,000	0.37%, 1/26/17(h)	3,998,924
4,000,000	0.38%, 2/2/17(h)	3,998,592
9,000,000	0.41%, 2/9/17(h)	8,995,861
6,000,000	0.46%, 3/9/17(h)	5,994,804
4,000,000	0.48%, 3/23/17(h)	3,995,612

		33,982,505

U.S. Treasury Inflation Index Notes (1.4%)
3,623,800	0.13%, 4/15/21	3,717,138
3,584,200	0.63%, 1/15/26	3,678,332
3,622,700	0.13%, 7/15/26	3,532,791

		10,928,261

U.S. Treasury Notes (2.1%)
1,140,500	0.88%, 1/31/17(k)	1,140,954
946,500	1.13%, 7/31/21	914,926
16,379,900	1.25%, 10/31/21	15,883,393

		17,939,273

Total U.S. Treasury Obligations (Cost $63,664,590)		62,850,039

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $165,464)		405,711

Purchased Options (0.6%):
Total Purchased Options (Cost $1,793,484)		4,651,266

Exchange Traded Funds (1.4%):
2,334	ETFS Platinum Trust(k)	201,681
2,764	ETFS Physical Palladium Shares(k)	180,240
61,700	iShares Gold Trust(k)	683,636
96,776	SPDR Gold Trust*(c)(k)	10,607,618

Total Exchange Traded Fund (Cost $12,809,626)		11,673,175

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Mutual Fund (0.0%):
$4,496	iShares Iboxx $ High Yield Corporate Bond Fund, 5.27%	$389,129

Total Mutual Fund (Cost $376,034)		389,129

Securities Held as Collateral for Securities on Loan (2.2%):
17,802,661	AZL BlackRock Global Allocation Fund Securities Lending Collateral Account(l)	17,802,661

Total Securities Held as Collateral for Securities on Loan (Cost $17,802,661)		17,802,661

Unaffiliated Investment Company (1.0%):
4,125,473	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(h)	4,125,473

Total Unaffiliated Investment Company (Cost $4,125,473)		4,125,473

Affiliated Investment Companies (44.9%):
15,460,079	AZL Global Equity Index Fund	144,706,339
20,681,413	AZL Enhanced Bond Index Fund	220,670,678

Total Affiliated Investment Company (Cost $363,565,788)		365,377,017

Total Investment Securities
(Cost $775,719,468)(m) — 97.4%		793,103,572
Net other assets (liabilities) — 2.6%		21,415,781

Net Assets — 100.0%		$814,519,353

Percentages indicated are based on net assets as of December 31, 2016.

ADR — American Depositary Receipt

MTN — Medium Term Note

SPDR — Standard & Poor’s Depository Receipts

TBA — To Be Announced Security

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $16,801,712.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 1.10% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 1.27% of the net assets of the fund.

(c)	All or a portion of this security has been pledged as collateral for open derivative positions.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(e)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(f)	Defaulted bond.

(g)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.20% of the net assets of the Fund.

(h)	The rate represents the effective yield at December 31, 2016.

(i)	Principal amount is stated in 1,000 Brazilian Real Units.

(j)	Principal amount is stated in 100 Mexican Peso Units.

(k)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(l)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(m)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Argentina	0.3%
Australia	0.8%
Belgium	0.2%
Bermuda	—	%NM
Brazil	0.4%
Canada	1.0%
Cayman Islands	28.1%
Chile	—	%NM
China	0.2%
Czech Republic	—	%NM
European Community	—	%NM
Finland	0.1%
France	1.5%
Germany	1.2%
Guernsey	—	%NM
Hong Kong	0.4%
Hungary	0.2%
India	0.5%
Indonesia	0.3%
Ireland (Republic of)	0.3%
Israel	0.1%
Italy	0.5%

Country	Percentage
Japan	8.6%
Jersey	0.1%
Luxembourg	0.1%
Mexico	0.5%
Netherlands	1.1%
New Zealand	0.3%
Poland	0.4%
Portugal	—	%NM
Republic of Korea (South)	0.3%
Romania	—	%NM
Saudi Arabia	0.1%
Singapore	0.3%
Spain	0.3%
Sweden	0.3%
Switzerland	0.6%
Taiwan, Province Of China	0.1%
Thailand	0.1%
Turkey	—	%NM
United Arab Emirates	0.1%
United Kingdom	2.3%
United States	76.3%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Securities Sold Short (0.4%):(a)

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Bank of Montreal	$(493,793)	$(552,517)	$(58,724)
Ecolab, Inc.	(552,580)	(550,465)	2,115
LafargeHolcim, Ltd., Registered Shares	(238,257)	(253,745)	(15,488)
Procter & Gamble Co. (The)	(599,100)	(567,036)	32,064
ProLogis, Inc.	(787,708)	(835,032)	(47,324)
Royal Bank of Canada	(621,331)	(648,781)	(27,450)

	$(3,292,769)	$(3,407,576)	$(114,807)

Futures Contracts

Cash of $41,425,327 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)(a)	Short	3/17/17	(25)	$(862,259)	$(24,088)
Mini MSCI Emerging Markets Index Future (U.S. Dollar)(a)	Short	3/17/17	(14)	(601,230)	1,285
NASDAQ 100 E-Mini March Futures (U.S. Dollar)(a)	Short	3/17/17	(35)	(3,404,800)	2,288
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	Short	3/17/17	(76)	(8,497,560)	19,566
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Long	3/17/17	181	20,237,610	42,023
ASX SPI 200 Index March Futures (Australian Dollar)(a)	Long	3/16/17	1	101,569	1,570
Tokyo Price Index March Futures (Japanese Yen)(a)	Long	3/9/17	8	1,039,192	23,755
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	Long	3/22/17	164	20,382,125	(125,832)

Total					$(59,433)

Option Contracts (a)

Over-the-counter options purchased as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
AFLAC, Inc.	Goldman Sachs	Call	85.00	USD	1/19/18	11,464	$9,498
Allstate Corp.	Goldman Sachs	Call	80.00	USD	1/19/18	7,300	19,638
Apple, Inc.	UBS Warburg	Call	110.00	USD	9/15/17	13,425	161,153
BB&T Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	15,939	135,819
Capital One Financial Corp.	Goldman Sachs	Call	80.00	USD	1/19/18	16,317	230,521
CIT Group, Inc.	Goldman Sachs	Call	42.00	USD	1/19/18	9,806	51,825
Citigroup, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	221,517
CME Group, Inc.	Goldman Sachs	Call	115.00	USD	1/19/18	7,846	79,329
Comerica, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	13,712	223,693
E*Trade Financial Corp.	Goldman Sachs	Call	35.00	USD	1/19/18	20,308	89,071
Euro Stoxx 50 Index	Morgan Stanley	Call	3025.00	EUR	3/17/17	69	21,159
Euro Stoxx 50 Index	Morgan Stanley	Call	3025.00	EUR	3/17/17	69	21,159
Euro Stoxx 50 Index	Morgan Stanley	Call	3125.00	EUR	3/17/17	150	33,218
Euro Stoxx 50 Index	Citigroup Global Markets	Call	3150.00	EUR	6/16/17	256	53,266
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55	EUR	9/21/18	106	20,831
Fifth Third BanCorp	Goldman Sachs	Call	25.00	USD	1/19/18	22,361	91,876
Franklin Resources, Inc.	Goldman Sachs	Call	45.00	USD	1/19/18	20,188	50,628
JPMorgan Chase & Co.	Goldman Sachs	Call	70.00	USD	1/19/18	22,361	419,033
KeyCorp	Goldman Sachs	Call	15.00	USD	1/19/18	22,361	92,147
Lincoln Natl Corp.	Goldman Sachs	Call	55.00	USD	1/19/18	13,582	203,318
MetLife, Inc.	Goldman Sachs	Call	52.50	USD	1/19/18	22,361	135,857
Morgan Stanley	Goldman Sachs	Call	35.00	USD	1/19/18	22,361	215,397
Munulife Financial Corp.	Goldman Sachs	Call	22.00	CAD	1/19/18	22,361	49,369

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Qualcomm, Inc.	Deutsche Bank	Call	52.50	USD	5/19/17	12,183	$163,663
Regions Financial Corp.	Goldman Sachs	Call	12.00	USD	1/19/18	22,361	71,665
SPDR Gold Shares(b)	Societe Generale	Call	120.00	USD	2/17/17	8,975	2,330
SPDR Gold Trust(b)	Societe Generale	Call	121.00	USD	1/20/17	11,238	641
State Street Corp.	Goldman Sachs	Call	72.50	USD	1/19/18	15,129	172,310
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	355.61	EUR	3/17/17	2,250	32,228
SunTrust Banks, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	123,814
Synchrony Financial	Goldman Sachs	Call	35.00	USD	1/19/18	22,361	113,976
TD Ameritrade Holdg Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	19,059	128,557
The Charles Schwab Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	22,361	103,029
Tokyo Stock Exchange Price Index	Goldman Sachs	Call	1550.00	JPY	1/13/17	88,794	4,961
Tokyo Stock Exchange Price Index	Societe Generale	Call	1500.00	JPY	2/10/17	66,195	26,799
Tokyo Stock Exchange Price Index	Citigroup	Call	1550.00	JPY	2/10/17	88,014	15,543
Tokyo Stock Exchange Price Index	Bank of America	Call	1520.00	JPY	3/10/17	72,815	29,337
Tokyo Stock Exchange Price Index	UBS Warburg	Call	1560.00	JPY	3/10/17	84,447	20,145
Tokyo Stock Exchange Price Index	BNP Paribas	Call	1438.66	JPY	4/14/17	89,082	111,449
Travelers Companies, Inc.	Goldman Sachs	Call	135.00	USD	1/19/18	6,915	25,405
Wells Fargo & Co.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	122,909
Zions Bancorporation	Goldman Sachs	Call	35.00	USD	1/19/18	18,333	181,193
Euro Stoxx 50 Index	Barclays Bank	Put	3000.00	EUR	1/20/17	507	1,544
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	59177.00	BRL	4/12/17	76	43,256
Russell 2000 Index	Goldman Sachs	Put	1340.00	USD	1/20/17	1,140	17,337
S&P 500 Index	BNP Paribas	Put	2225.00	USD	1/20/17	1,270	23,967
S&P 500 Index	JPMorgan Chase	Put	2150.00	USD	2/17/17	759	13,577
S&P 500 Index	Citigroup	Put	2195.00	USD	2/17/17	710	18,872
S&P 500 Index	Morgan Stanley	Put	2150.00	USD	3/17/17	761	23,693

Total (Premiums $445,985)							$4,221,522

Over-the-counter options written as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Apple, Inc.	UBS Warburg	Call	130.00	USD	9/15/17	13,425	$(45,713)
Euro Stoxx 50 Index	Morgan Stanley	Call	3450.00	EUR	3/17/17	150	(5,188)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	64946.76	BRL	4/12/17	76	(37,467)
Johnson & Johnson	Barclays Bank	Call	110.00	USD	1/20/17	10,152	(57,405)
Qualcomm, Inc.	Deutsche Bank	Call	70.00	USD	5/19/17	12,183	(25,946)
Russell 2000 Index	Barclays Bank	Call	1400.00	USD	1/20/17	1,140	(6,007)
S&P 500 Index	BNP Paribas	Call	2265.00	USD	1/20/17	1,270	(14,988)
S&P 500 Index	JPMorgan Chase	Call	2275.00	USD	2/17/17	759	(15,304)
S&P 500 Index	Morgan Stanley	Call	2290.00	USD	3/17/17	761	(19,467)
Tokyo Stock Exchange Price Index	Citigroup	Call	1650.00	JPY	2/10/17	88,014	(1,618)
Apple, Inc.	UBS Warburg	Put	100.00	USD	9/15/17	13,425	(49,573)
Euro Stoxx 50 Index	Citigroup Global Markets	Put	2350.00	EUR	6/16/17	256	(4,742)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07	EUR	9/21/18	106	(19,555)
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	50300.45	BRL	4/12/17	76	(8,889)
Qualcomm, Inc.	Deutsche Bank	Put	40.00	USD	5/19/17	12,183	(1,573)
S&P 500 Index	Citigroup	Put	2195.00	USD	2/17/17	710	(18,872)

Total							$(332,307)

Exchange-traded options written as of December 31, 2016 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Tiffany & Co.	Call	72.50	USD	2/17/17	26	$(16,900)
Tiffany & Co.	Call	75.00	USD	2/17/17	26	(12,285)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Whole Foods Market, Inc.	Call	33.00	USD	2/17/17	91	$(5,188)
SPDR Gold Shares(b)	Put	110.00	USD	2/17/17	90	(22,590)

Total (Premiums $48,069)						$(56,963)

Over-the-counter currency options purchased as of December 31, 2016 were as follows:

Description	Counterparty	Strike Price		Expiration Date	Notional Amount	Fair Value
European Dollar Call Currency Option (USD/EUR)	Morgan Stanley	1.12	EUR	4/06/17	25,604	$12,914
European Dollar Call Currency Option (USD/EUR)	Goldman Sachs	1.10	EUR	4/20/17	17,270	14,663
European Dollar Call Currency Option (USD/EUR)	Deutsche Bank	1.11	EUR	5/04/17	18,194	16,085
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	111.25	USD	2/17/17	25,397	126,805
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	110.25	USD	3/15/17	25,401	149,905
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	112.75	USD	3/22/17	25,430	109,372

Total						$429,744

Over-the-counter currency options written as of December 31, 2016 were as follows:

Description	Counterparty	Strike Price		Expiration Date	Notional Amount	Fair Value
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	116.50	USD	2/17/17	(25,397)	$(47,622)
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	117.00	USD	3/15/17	(25,401)	(51,810)
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	118.00	USD	3/22/17	(25,431)	(44,918)
Maxican Call Currency Option (USD/MXN)	Goldman Sachs	21.75	USD	4/05/17	(12,910)	(19,282)
New Zealand Call Currency Option (USD/NZD)	Goldman Sachs	0.73	NZD	5/04/17	(18,074)	(11,795)
Norwegian Call Currency Option (USD/NOK)	UBS Warburg	9.05	USD	4/05/17	(12,896)	(10,874)
South African Call Currency Option (USD/ZAR)	UBS Warburg	15.75	USD	2/17/17	(12,698)	(2,922)
European Dollar Call Currency Option (USD/EUR)	Morgan Stanley	1.05	EUR	4/06/17	(25,604)	(43,852)
European Dollar Call Currency Option (USD/EUR)	Goldman Sachs	1.03	EUR	4/20/17	(17,270)	(23,037)
European Dollar Call Currency Option (USD/EUR)	Deutsche Bank	1.04	EUR	5/04/17	(18,194)	(29,086)
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	103.00	USD	2/17/17	(25,397)	(1,541)
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	103.00	USD	3/15/17	(25,401)	(3,406)
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	105.00	USD	3/22/17	(25,431)	(6,402)
New Zealand Call Currency Option (USD/NZD)	Goldman Sachs	0.66	NZD	5/04/17	(18,075)	(14,742)
South African Call Currency Option (USD/ZAR)	UBS Warburg	13.60	USD	2/17/17	(12,698)	(22,011)

Total (Premiums $281,021)						$(333,300)

Over-the-counter interest rate swaptions purchased as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate		Expiration Date	Notional Amount	Fair Value
MC RTR 2Y X 2Y C2.1 4/12/17	Goldman Sachs	Call	2.10	USD	4/12/17	2,069	$51,560
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.07	JPY	4/04/18	1,006,979	519
MC 5YX5Y RTP PUT 1.956 4/11/2017	Goldman Sachs	Put	1.96	USD	4/11/17	471	165,619
MC USD 5Y P1.986 4/12/2017	Goldman Sachs	Put	1.99	USD	4/12/17	472	160,484
RTP EUR 30Y P1.5 06/09/17	Goldman Sachs	Put	1.50	EUR	6/09/17	95	27,529

Total							$405,711

Over-the-counter interest rate swaptions written as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate		Expiration Date	Notional Amount	Fair Value
RTR EUR 5Y C0.10 06/09/17	Goldman Sachs	Call	0.10	EUR	6/09/17	478	$(19,669)
MC RTP 2Y X 2Y P3 4/12/17	Goldman Sachs	Put	3.00	USD	4/12/17	2,068	(15,430)
MC USD 5Y P2.1585 04/11/17	Goldman Sachs	Put	2.16	USD	4/11/17	471	(128,503)

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Description	Counterparty	Put/ Call	Exercise Rate		Expiration Date	Notional Amount	Fair Value
MC USD 5Y P2.361 4/11/17	Goldman Sachs	Put	2.36	USD	4/11/17	471	$(94,014)
MC USD 5YR P2.186 04/12/17	Goldman Sachs	Put	2.19	USD	4/12/17	472	(124,067)
MC USD 5YX5Y RTP PUT 2.386 4/12/17	Goldman Sachs	Put	2.39	USD	4/12/17	472	(90,441)
RTP EUR 5Y P0.45 06/09/17	Goldman Sachs	Put	0.45	EUR	6/09/17	479	(9,256)

Total (Premiums $127,229)							$(481,380)

Forward Currency Contracts

At December 31, 2016, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Deutsche Bank	1/5/17	530,000	$399,101	$382,343	$16,758
Australian Dollar	Citigroup Global Markets	5/10/17	1,315,000	1,012,938	945,763	67,175
Australian Dollar	Goldman Sachs	5/10/17	1,296,000	997,881	932,098	65,783
British Pound	UBS Warburg	1/13/17	1,159,000	1,448,634	1,428,625	20,009
British Pound	Deutsche Bank	2/9/17	185,000	230,974	228,188	2,786
Emirati Dirham	BNP Paribas	1/19/17	2,788,058	753,000	759,166	(6,166)
Emirati Dirham	Goldman Sachs	1/19/17	2,790,242	753,000	759,761	(6,761)
Emirati Dirham	BNP Paribas	1/25/17	2,766,290	747,000	753,231	(6,231)
European Euro	Credit Suisse First Boston	1/6/17	695,000	742,072	731,723	10,349
European Euro	Deutsche Bank	1/26/17	561,000	600,663	591,277	9,386
European Euro	Morgan Stanley	1/26/17	491,000	529,362	517,499	11,863
European Euro	Morgan Stanley	2/2/17	874,000	942,609	921,486	21,123
European Euro	UBS Warburg	2/24/17	578,000	605,363	609,979	(4,616)
European Euro	Deutsche Bank	3/9/17	580,000	606,402	612,506	(6,104)
Japanese Yen	BNP Paribas	1/12/17	123,847,200	1,200,000	1,060,566	139,434
Japanese Yen	Deutsche Bank	1/12/17	113,284,025	1,025,000	970,108	54,892
Japanese Yen	Goldman Sachs	1/17/17	950,000,000	9,176,749	8,137,806	1,038,943
Japanese Yen	UBS Warburg	1/30/17	480,000,000	4,597,745	4,114,986	482,759
Japanese Yen	UBS Warburg	2/2/17	63,539,000	557,883	544,773	13,110
Japanese Yen	BNP Paribas	2/13/17	240,000,000	2,332,577	2,058,548	274,029
Japanese Yen	HSBC Bank	2/13/17	3,510,006	32,399	30,106	2,293
Japanese Yen	UBS Warburg	2/13/17	250,000,000	2,433,801	2,144,321	289,480
Japanese Yen	Goldman Sachs	2/16/17	112,054,634	1,027,000	961,230	65,770
Japanese Yen	Goldman Sachs	2/17/17	121,460,730	1,042,000	1,041,956	44
Japanese Yen	UBS Warburg	2/24/17	73,046,230	620,000	626,790	(6,790)
Japanese Yen	Morgan Stanley	2/27/17	510,000,000	4,682,508	4,376,656	305,852
Japanese Yen	Barclays Bank	3/2/17	116,243,049	1,027,000	997,691	29,309
Japanese Yen	UBS Warburg	3/2/17	117,059,514	1,027,000	1,004,698	22,302
Japanese Yen	Barclays Bank	3/3/17	116,295,584	1,028,000	998,199	29,801
Japanese Yen	JPMorgan Chase	3/3/17	116,580,812	1,029,000	1,000,647	28,353
Japanese Yen	Deutsche Bank	3/9/17	73,399,248	624,000	630,224	(6,224)
Japanese Yen	BNP Paribas	3/10/17	480,000,000	4,753,369	4,121,637	631,732
Japanese Yen	JPMorgan Chase	3/21/17	520,000,000	4,575,330	4,467,928	107,402
Japanese Yen	Credit Suisse First Boston	4/7/17	116,412,660	1,030,000	1,001,179	28,821
Japanese Yen	Goldman Sachs	4/7/17	117,520,597	1,031,000	1,010,708	20,292
Japanese Yen	Credit Suisse First Boston	6/12/17	520,000,000	4,609,888	4,487,634	122,254
New Zealand Dollar	UBS Warburg	5/4/17	1,421,000	1,040,740	983,053	57,687
New Zealand Dollar	JPMorgan Chase	5/10/17	1,430,000	1,045,674	989,089	56,585
Taiwanese Dollar	Citibank	1/9/17	65,071,070	1,943,000	2,020,177	(77,177)
Taiwanese Dollar	Goldman Sachs	1/9/17	65,604,850	1,945,000	2,036,748	(91,748)
Taiwanese Dollar	JPMorgan Chase	1/9/17	64,779,873	1,943,000	2,011,136	(68,136)
Taiwanese Dollar	Credit Suisse First Boston	1/11/17	64,579,900	1,925,000	2,005,127	(80,127)
Taiwanese Dollar	Deutsche Bank	2/16/17	24,630,540	737,000	766,105	(29,105)

				$70,410,662	$66,773,471	$3,637,191

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Long Contracts:
Emirati Dirham	BNP Paribas	1/19/17	1,461,000	$397,662	$397,819	$157
Emirati Dirham	Goldman Sachs	1/19/17	1,462,000	397,942	398,091	149
Emirati Dirham	BNP Paribas	1/25/17	1,451,000	394,921	395,092	171
European Euro	Credit Suisse First Boston	1/6/17	695,000	738,560	731,723	(6,837)
European Euro	Deutsche Bank	1/26/17	561,000	620,634	591,277	(29,357)
European Euro	Morgan Stanley	1/26/17	491,000	543,326	517,499	(25,827)
European Euro	BNP Paribas	2/2/17	874,000	929,232	921,486	(7,746)
European Euro	UBS Warburg	2/24/17	578,000	606,827	609,979	3,152
European Euro	Deutsche Bank	3/9/17	580,000	608,901	612,506	3,605
Japanese Yen	BNP Paribas	1/12/17	62,819,000	600,672	537,951	(62,721)
Japanese Yen	Deutsche Bank	1/12/17	113,284,025	1,021,727	970,108	(51,619)
Japanese Yen	Goldman Sachs	1/17/17	480,000,000	4,619,635	4,111,733	(507,902)
Japanese Yen	UBS Warburg	1/30/17	240,000,000	2,310,591	2,057,493	(253,098)
Japanese Yen	BNP Paribas	3/10/17	250,000,000	2,411,000	2,146,686	(264,314)
Norwegian Krone	Morgan Stanley	1/27/17	3,475,000	422,210	402,809	(19,401)
Taiwanese Dollar	Citibank	1/9/17	65,071,070	1,992,927	2,020,176	27,249
Taiwanese Dollar	Goldman Sachs	1/9/17	65,585,400	2,012,439	2,036,144	23,705
Taiwanese Dollar	JPMorgan Chase	1/9/17	64,779,873	1,985,258	2,011,136	25,878
Taiwanese Dollar	Credit Suisse First Boston	1/11/17	64,579,900	1,982,316	2,005,127	22,811
Taiwanese Dollar	Deutsche Bank	2/16/17	24,630,540	768,743	766,104	(2,639)

				$25,365,523	$24,240,939	$(1,124,584)

At December 31, 2016, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro/Japanese Yen	HSBC Bank	668,000 EUR	83,094,190 JPY	$762,378	$754,282	$(8,096)
Japanese Yen/European Euro	HSBC Bank	86,604,196 JPY	668,000 EUR	764,503	802,705	38,202

				$1,526,881	$1,556,987	$30,106

Centrally Cleared Credit Default Swap Agreements — Sell Protection(a)(c)

At December 31, 2016, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2016 (%)(d)	Notional Amount ($)(e)	Fixed Rate (%)	Value ($)	Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 27	JPMorgan Chase	12/20/21	1.06	138,759	5.00	8,592	5,557	3,035
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 27	JPMorgan Chase	12/20/21	0.67	3,533,328	1.00	53,493	41,505	11,988
iTraxx Crossover Swap Agreement with JPMorgan Chase Bank, N.A., Series 26	JPMorgan Chase	12/20/21	2.89	2,056,328	5.00	205,680	167,081	38,599

						267,765	214,143	53,622

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Over-the-Counter Currency Swap Agreements(a)

At December 31, 2016, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/Receive Fixed Rate	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)		Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	1.230	3/15/17	Bank of America	798,500	JPY	(22,493)	(22,493)
Pay	1.963	3/15/18	Bank of America	131,550,000	JPY	30,535	30,535
Pay	1.838	3/15/18	Bank of America	86,950,000	JPY	24,631	24,631
Pay	2.012	10/15/18	Bank of America	273,450,000	JPY	289,478	289,478

						322,151	322,151

Centrally Cleared Interest Rate Swap Agreements(a)

At December 31, 2016, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/Receive Fixed Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Sterling LIBOR BBA	0.568	7/2/20	JPMorgan Chase	2,189,680	GBP	34	14,833	14,799
Pay	6-Month Sterling LIBOR BBA	0.563	7/2/20	JPMorgan Chase	2,188,934	GBP	34	15,096	15,062
Pay	6-Month Sterling LIBOR BBA	0.584	7/2/20	JPMorgan Chase	2,189,624	GBP	35	13,976	13,941
Pay	6-Month Sterling LIBOR BBA	0.537	7/2/20	JPMorgan Chase	2,189,747	GBP	—	16,494	16,494
Receive	3-Month U.S. Dollar LIBOR BBA	0.989	7/5/20	JPMorgan Chase	2,860,162	USD	—	(62,541)	(62,541)
Receive	3-Month U.S. Dollar LIBOR BBA	1.015	7/5/20	JPMorgan Chase	2,860,266	USD	—	(61,107)	(61,107)
Receive	3-Month U.S. Dollar LIBOR BBA	1.058	7/5/20	JPMorgan Chase	2,910,347	USD	34	(59,760)	(59,794)
Receive	3-Month U.S. Dollar LIBOR BBA	1.018	7/5/20	JPMorgan Chase	2,860,125	USD	34	(60,966)	(61,000)
Pay	6-Month Sterling LIBOR BBA	0.638	7/16/20	JPMorgan Chase	2,221,848	GBP	—	11,688	11,688
Pay	6-Month Sterling LIBOR BBA	0.608	7/16/20	JPMorgan Chase	2,221,876	GBP	35	13,291	13,256
Pay	6-Month Sterling LIBOR BBA	0.604	7/16/20	JPMorgan Chase	2,221,731	GBP	—	13,508	13,508
Receive	3-Month U.S. Dollar LIBOR BBA	1.219	7/19/20	JPMorgan Chase	2,933,552	USD	—	(51,770)	(51,770)
Receive	3-Month U.S. Dollar LIBOR BBA	1.183	7/19/20	JPMorgan Chase	2,933,279	USD	—	(53,803)	(53,803)
Receive	3-Month U.S. Dollar LIBOR BBA	1.208	7/19/20	JPMorgan Chase	2,933,432	USD	—	(52,419)	(52,419)
Pay	3-Month U.S. Dollar LIBOR BBA	0.016	4/9/21	JPMorgan Chase	582,500	EUR	8	(756)	(764)
Pay	6-Month Euro Interbank Offer Rate (EURIBOR)	0.373	8/15/26	JPMorgan Chase	1,804,831	EUR	32	41,821	41,790
Pay	6-Month Euro Interbank Offer Rate (EURIBOR)	3.027	4/19/27	JPMorgan Chase	7,110,414	USD	—	(72,140)	(72,140)

								(334,554)	(334,800)

Over-the-Counter Total Return Swaps at December 31, 2016(a)

Pay/Receive	Reference Entity	Expiration Date	Counterparty	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	67,410	EUR	$8,252
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,900	EUR	632
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,700	EUR	12,156
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,860	EUR	3,568
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,920	EUR	3,505
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	29,100	EUR	3,315
Pay	EURO Stoxx 50 Index Dividends December Futures	12/23/20	BNP Paribas SA	28,800	EUR	3,631
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	51,650	EUR	53
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	57,636	EUR	488
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	101,700	EUR	3,221
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	181,560	EUR	4,926
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	89,520	EUR	3,789

Continued

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Pay/Receive	Reference Entity	Expiration Date	Counterparty	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	131,430	EUR	$15,598
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	122,040	EUR	13,640
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	60,300	EUR	7,578
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	109,300	EUR	7,473
Pay	EURO Stoxx 50 Index Dividends December Futures	12/27/19	BNP Paribas SA	92,430	EUR	9,283
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	11,340,000	JPY	15,266
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	13,925,000	JPY	21,222
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/30/18	BNP Paribas SA	19,830,600	JPY	8,723
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/30/18	BNP Paribas SA	20,025,000	JPY	7,060
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,312,500	JPY	7,894
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	20,514,000	JPY	16,738
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,560,000	JPY	5,776
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	13,960,000	JPY	11,398
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	17,000,000	JPY	18,099
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	10,488,000	JPY	8,395
Pay	S&P 500 Index Dividends December Futures	12/21/18	BNP Paribas SA	257,125	USD	23,925
Pay	S&P 500 Index Dividends December Futures	12/17/20	Goldman Sachs	107,944	USD	12,656
Pay	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513	USD	17,738

						$275,998

(a)	All or a portion of these securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(c)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(d)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$412,153,680
Investments in affiliates, at cost	363,565,789

Total Investment securities, at cost	$775,719,469

Investments in non-affiliates, at value*	$427,726,555
Investments in affiliates, at value	365,377,017

Total Investment securities, at value	$793,103,572

Cash	2,289
Segregated cash for collateral	41,852,212
Deposits with brokers for securities sold short	3,342,801
Interest and dividends receivable	1,225,766
Foreign currency, at value (cost $120,678)	121,616
Unrealized appreciation on forward currency contracts	4,171,455
Unrealized appreciation on swap agreements	620,642
Receivable for variation margin on swap agreements	18,435
Receivable for investments sold	3,820,434
Receivable for variation margin on futures contracts	78,277
Reclaims receivable	158,869
Prepaid expenses	121,751

Total Assets	848,638,119

Liabilities:
Cash received as collateral for derivatives	3,991,000
Written options (Premiums received $902,304)	1,203,950
Unrealized depreciation on swap agreements	22,493
Unrealized depreciation on forward currency contracts	1,628,742
Payable for investments purchased	3,610,550
Payable for collateral received on loaned securities	17,802,661
Payable for capital shares redeemed	1,746,275
Securities sold short (Proceeds received $3,292,769)	3,407,576
Payable for variation margin on futures contracts	18,304
Payable for variation margin on swap agreements	28,189
Interest payable on securities sold short	1,866
Manager fees payable	327,877
Administration fees payable	18,319
Distribution fees payable	87,232
Custodian fees payable	174,781
Administrative and compliance services fees payable	3,396
Trustee fees payable	2,579
Other accrued liabilities	42,976

Total Liabilities	34,118,766

Net Assets	$814,519,353

Net Assets Consist of:
Capital	$777,150,367
Accumulated net investment income/(loss)	(7,218,620)
Accumulated net realized gains/(losses) from investment transactions	25,634,553
Net unrealized appreciation/(depreciation) on investments	18,953,053

Net Assets	$814,519,353

Shares of beneficial interest (unlimited number of shares authorized, no par value)	71,886,101
Net Asset Value (offering and redemption price per share)	$11.33

*	Includes securities on loan of $16,801,712.

Consolidated Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$10,079,815
Interest	6,308,491
Income from securities lending	265,067
Foreign withholding tax	(564,841)

Total Investment Income	16,088,532

Expenses:
Manager fees	6,253,896
Administration fees	297,739
Distribution fees — Class 2	1,810,477
Custodian fees	362,776
Administrative and compliance services fees	25,180
Trustee fees	87,591
Professional fees	63,014
Shareholder reports	39,871
Dividends on securities sold short	55,117
Other expenses	133,666

Total expenses before reductions	9,129,327
Less expense contractually waived/reimbursed by the Manager	(3,050)

Net expenses	9,126,277

Net Investment Income/(Loss)	6,962,255

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	4,234,420
Net realized gains/(losses) from affiliated transactions	225,264
Net realized gains/(losses) on futures contracts	(1,681,813)
Net realized gains/(losses) on options contracts	(4,218,481)
Net realized gains (losses) on securities transactions held short	169,844
Net realized gains/(losses) on swap agreements	1,419,038
Net realized gains/(losses) on forward currency contracts	(4,773,939)
Change in net unrealized appreciation/depreciation on investments	24,523,262

Net Realized/Unrealized Gains/(Losses) on Investments	19,897,595

Change in Net Assets Resulting From Operations	$26,859,850

See accompanying notes to the financial statements.

Consolidated Statements of Changes in Net Assets

	AZL MVP BlackRock Global Strategy Plus Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$6,962,255	$5,591,952
Net realized gains/(losses) on investment transactions	(4,625,667)	14,176,104
Change in unrealized appreciation/depreciation on investments	24,523,262	(33,614,554)

Change in net assets resulting from operations	26,859,850	(13,846,498)

Distributions to Shareholders:
From net investment income	(21,857,180)	(9,611,041)
From net realized gains	(29,417,164)	(13,360,270)

Change in net assets resulting from distributions to shareholders	(51,274,344)	(22,971,311)

Capital Transactions:
Proceeds from shares issued	18,938,747	54,905,887
Proceeds from dividends reinvested	51,274,343	22,971,311
Value of shares redeemed	(61,642,093)	(29,131,353)

Change in net assets resulting from capital transactions	8,570,997	48,745,845

Change in net assets	(15,843,497)	11,928,036
Net Assets:
Beginning of period	830,362,850	818,434,814

End of period	$814,519,353	$830,362,850

Accumulated net investment income/(loss)	$(7,218,620)	$10,684,714

Share Transactions:
Shares issued	1,644,044	4,466,783
Dividends reinvested	4,565,836	1,975,177
Shares redeemed	(5,372,625)	(2,376,490)

Change in shares	837,255	4,065,470

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014		Year Ended December 31, 2013		January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$11.69	$12.22	$12.02		$10.54		$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.07	0.10		0.05		0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.27	(0.26)	0.16		1.43		0.56

Total from Investment Activities	0.37	(0.19)	0.26		1.48		0.67

Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.14)	—	%(b)	—		(0.12)
Net Realized Gains	(0.42)	(0.20)	(0.06)		—	%(b)	(0.01)

Total Dividends	(0.73)	(0.34)	(0.06)		—	%(b)	(0.13)

Net Asset Value, End of Period	$11.33	$11.69	$12.22		$12.02		$10.54

Total Return(c)	3.34%	(1.57)%	2.18%		14.08%		6.71	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$814,519	$830,363	$818,435		$681,691		$326,544
Net Investment Income/(Loss)(e)	0.85%	0.67%	0.96%		0.55%		2.01%
Expenses Before Reductions(e)(f)	1.11%	1.18%	1.18%		1.21%		2.44%
Expenses Net of Reductions(e)	1.11%	1.18%	1.18%		1.21%		2.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.11%	1.18%	1.18%		1.21%		2.37%
Portfolio Turnover Rate(h)	91%	64%	61%		40%		119	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses.

(h)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Strategy Plus Fund (formerly, AZL MVP BlackRock Global Allocation Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

During the period ended December 31, 2016, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.

As of December 31, 2016, the Fund’s aggregate investment in the VIP Subsidiary was $410,101,214, representing 50.3% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The Fund’s operations have been consolidated with the operations of the VIP Subsidiary and the Cayman Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U. S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The Portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $32.3 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $26,557 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total

Securities Lending Transactions
Common Stocks	$12,839,117	$—	$—	$—	$12,839,117
Corporate Debt Securities	4,963,544	—	—	—	4,963,544

Total Securities Lending Transactions	17,802,661	—	—	—	17,802,661

Total Borrowings	$17,802,661	$—	$—	$—	$17,802,661

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$17,802,661

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2016, no collateral had been posted by the Fund to counterparties for TBAs.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL MVP BlackRock Global Strategy Plus Fund	$(797,100)	$273,400	$24,029

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2016, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $98.8 million as of December 31, 2016. The monthly average for these contracts was $124.2 million for the year ended December 31, 2016.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $55.1 million as of December 31, 2016. The monthly average notional amount for these contracts was $53.1 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2016, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2016:

	Number of Contracts	Notional Amount(a)	Cost

Options outstanding at December 31, 2015	3,440,218	$2,993,098	$6,078,719
Options purchased	3,736,809	609,711	10,829,342
Options exercised	(110,832)	—	(397,930)
Options expired	(855,172)	(2,158,595)	(4,204,115)
Options closed	(5,203,502)	(296,831)	(10,347,068)

Options outstanding at December 31, 2016	1,007,521	$1,147,383	$1,958,948

The Fund had the following transactions in written call and put options during the year ended December 31, 2016:

	Number of Contracts	Notional Amount(a)	Premiums Received

Options outstanding at December 31, 2015	(3,749,332)	$(4,536)	$(3,251,054)
Options written	(1,795,391)	(1,486,755)	(5,484,108)
Options exercised	60,695	—	122,202
Options expired	997,734	624,006	1,625,843
Options closed	4,331,375	561,496	6,084,813

Options outstanding at December 31, 2016	(154,919)	$(305,789)	$(902,304)

(a)	Includes swaptions and currency options, as applicable.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2016, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $48.4 million as of December 31, 2016. The monthly average gross notional amount for interest rate swaps was $61.9 for the year ended December 31, 2016.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The gross notional amount of currency swaps outstanding was $4.2 million as of December 31, 2016. The monthly average gross notional amount for currency swaps was $3.6 million for the year ended December 31, 2016.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $3.4 million as of December 31, 2016. The monthly average gross notional amount for total return swaps was $4.5 million for the year ended December 31, 2016.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such

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Notes to the Financial Statements

December 31, 2016

segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2016, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $5.7 million as of December 31, 2016. The monthly average gross notional amount for credit default swaps was $20.2 million for the year ended December 31, 2016.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$90,487	Payable for variation margin on futures contracts*	$149,920

Option Contracts	Investment securities, at value (purchased options)	4,221,522	Written options	389,270

Total Return Swap Agreements	Unrealized appreciation on swap agreements	275,998	Unrealized depreciation on swap agreements	—

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	53,622	Unrealized depreciation on swap agreements*	—

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	140,538	Unrealized depreciation on swap agreements*	475,338

Swaption Contracts	Investment securities, at value (purchased options)	405,711	Written options	481,380
Foreign Exchange Risk Exposure

Currency Swap Agreements	Unrealized appreciation on swap agreements	344,644	Unrealized depreciation on swap agreements	22,493

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	4,171,455	Unrealized depreciation on forward currency contracts	1,628,742

Option Contracts	Investment securities, at value (purchased options)	429,744	Written options	333,300

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

	Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains\(Losses) on Futures Contracts	Net Realized Gains\(Losses) on Swap Agreements	Net Realized Gains\(Losses) on Option Contracts	Net Realized Gains\(Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation
Equity Risk Exposure	$(1,681,813)	$102,257	$(3,918,888)	$—	$4,538,663
Credit Risk Exposure	—	147,862	—	—	25,800
Interest Rate Risk Exposure	—	1,095,410	(701,664)	—	(153,561)
Foreign Exchange Rate Risk Exposure	—	73,509	402,071	(4,773,939)	3,238,846

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2016. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$78,277	$18,304
Forward currency contracts	4,171,455	1,628,742
Option contracts*	5,056,977	1,203,950
Swap agreements	639,077	50,682

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	9,945,786	2,901,678
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(96,712)	(103,456)

Total assets and liabilities subject to a MNA	$9,849,074	$2,798,222

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$417,237	$(68,849)	$—	$—	$348,388
Barclays Bank	60,654	(60,654)	—	—	—
BNP Paribas	1,444,281	(362,166)	—	—	1,082,115
Citibank	182,105	(102,409)	—	—	79,696
Credit Suisse First Boston	216,463	(86,964)		(35,000)	94,499
Deutsche Bank	438,430	(256,424)	—		182,006
Goldman Sachs	5,030,889	(1,156,647)	—	(3,874,242)	—
HSBC Bank	40,495	(8,096)	—	—	32,399
JPMorgan Chase	358,600	(132,603)	—		225,997
Morgan Stanley	450,981	(113,735)	—	—	337,246
Societe Generale	29,770	—	—	—	29,770
UBS Warburg	1,179,169	(446,917)	—	—	732,252

Total	$9,849,074	$(2,795,464)	$—	$(3,909,342)	$3,144,368

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$68,849	$(68,849)	$—	$—	$—
Barclays Bank	63,412	(60,654)	—	—	2,758
BNP Paribas	362,166	(362,166)	—	—	—
Citibank	102,409	(102,409)	—	—	—
Credit Suisse First Boston	86,964	(86,964)	—	—	—
Deutsche Bank	256,424	(256,424)	—	—	—
Goldman Sachs	1,156,647	(1,156,647)	—	—	—
HSBC Bank	8,096	(8,096)	—	—	—
JPMorgan Chase	132,603	(132,603)	—	—	—
Morgan Stanley	113,735	(113,735)	—	—	—
Societe Generale	—	—	—	—	—
UBS Warburg	446,917	(446,917)	—	—	—

Total	$2,798,222	$(2,795,464)	$—	$—	$2,758

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Strategy Plus Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Total
AZL MVP BlackRock Global Strategy Plus Fund	$3,050	$3,050

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Consolidated Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Global Equity Index Fund	$—	$143,183,744	$(6,028,767)	$144,706,339	$—
AZL Enhanced Bond Index Fund	—	226,456,870	(605,162)	220,670,678	—

	$—	$369,640,614	$(6,633,929)	$365,377,017	$—

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $8,584 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$456,248	$4,747,191	$—	$5,203,439
Airlines	3,805,352	1,211,172	—	5,016,524
Auto Components	167,202	4,168,507	—	4,335,709
Automobiles	578,844	4,614,901	—	5,193,745
Banks	9,689,343	7,254,642	—	16,943,985
Beverages	936,329	1,783,240	—	2,719,569
Biotechnology	3,308,546	910,077	—	4,218,623
Building Products	960,306	1,008,678	—	1,968,984
Capital Markets	3,338,967	662,265	—	4,001,232

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Level 3	Total

Chemicals	$4,297,839	$6,305,344	$—	$10,603,183
Commercial Services & Supplies	—	124,074	—	124,074
Communications Equipment	1,235,374	1,010,887	—	2,246,261
Construction & Engineering	—	1,620,058	—	1,620,058
Construction Materials	—	168,719	—	168,719
Distributors	—	62,146	—	62,146
Diversified Financial Services	2,946,214	180,014	—	3,126,228
Diversified Telecommunication Services	206,901	4,114,100	—	4,321,001
Electric Utilities	1,737,577	1,200,591	—	2,938,168
Electrical Equipment	48,922	1,532,547	—	1,581,469
Electronic Equipment, Instruments & Components	792,594	1,661,489	—	2,454,083
Equity Real Estate Investment Trusts	2,331,334	472,579	—	2,803,913
Food & Staples Retailing	1,923,237	570,916	—	2,494,153
Food Products	576,240	4,918,437	—	5,494,677
Gas Utilities	10,390	1,049,943	—	1,060,333
Health Care Equipment & Supplies	2,180,845	1,165,297	—	3,346,142
Health Care Providers & Services	5,332,850	1,795,334	—	7,128,184
Hotels, Restaurants & Leisure	2,019,353	476,011	—	2,495,364
Household Durables	526,956	753,842	—	1,280,798
Industrial Conglomerates	1,295,916	2,245,800	—	3,541,716
Insurance	4,723,647	3,334,920	—	8,058,567
Internet Software & Services	8,549,646	—	1,072,959	9,622,605
IT Services	3,757,598	559,201	—	4,316,799
Leisure Products	—	94,488	—	94,488
Machinery	741,187	3,520,572	—	4,261,759
Media	5,322,596	1,759,945	30,786	7,113,327
Metals & Mining	141,722	205,902	—	347,624
Multi-Utilities	773,418	1,289,028	—	2,062,446
Oil, Gas & Consumable Fuels	13,592,424	4,386,439	—	17,978,863
Personal Products	1,422,502	1,732,797	—	3,155,299
Pharmaceuticals	6,699,907	3,973,677	—	10,673,584
Professional Services	—	500,119	—	500,119
Real Estate Management & Development	931,646	4,995,776	—	5,927,422
Road & Rail	1,080,819	2,258,501	—	3,339,320
Semiconductors & Semiconductor Equipment	1,114,238	1,336,761	—	2,450,999
Software	2,430,860	1,229,177	3,386,166	7,046,203
Specialty Retail	3,913,305	487,981	—	4,401,286
Technology Hardware, Storage & Peripherals	7,322,668	457,160	—	7,779,828
Textiles, Apparel & Luxury Goods	1,013,133	1,908,037	—	2,921,170
Tobacco	98,117	188,935	—	287,052
Transportation Infrastructure	—	76,127	—	76,127
Wireless Telecommunication Services	637,396	2,487,847	—	3,125,243
Other Common Stocks+	8,919,842	—	—	8,919,842
Preferred Stocks
Automobiles	—	495,891	—	495,891
Banks	587,404	68,985	—	656,389
Equity Real Estate Investment Trusts	378,051	171,685	—	549,736
Health Care Providers & Services	—	929,829	395,794	1,325,623
Internet Software & Services	—	—	613,680	613,680
Software	—	—	939,710	939,710
Other Preferred Stocks+	2,876,548	—	—	2,876,548
Warrant	—	50,365	—	50,365
Convertible Preferred Stocks
Banks	—	155,890	—	155,890
Internet Software & Services	—	—	1,174,638	1,174,638
Right	—	6,150	—	6,150
Private Placements
Household Durables	—	—	138,231	138,231
Oil, Gas & Consumable Fuels	—	—	12,087	12,087

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

+Investment Securities:	Level 1	Level 2	Level 3	Total

Convertible Bonds
Multi-Utilities	$178,264	$—	$—	$178,264
Other Convertible Bonds+	—	4,147,915	—	4,147,915
Bank Loans+	—	4,879,872	—	4,879,872
Collateralized Mortgage Obligations	—	543,067	—	543,067
Corporate Bonds
Media	—	426,150	643,519	1,069,669
Other Corporate Bonds+	—	11,162,192	—	11,162,192
Foreign Bonds	—	57,960,247	—	57,960,247
Yankee Dollars+	—	11,383,157	—	11,383,157
U.S. Government Agency Mortgages	—	2,557,328	—	2,557,328
U.S. Treasury Obligations	—	62,850,039	—	62,850,039
Purchased Swaptions	—	405,711	—	405,711
Purchased Options	—	4,651,266	—	4,651,266
Exchange Traded Fund	11,673,175	—	—	11,673,175
Mutual Fund	389,129	—	—	389,129
Securities Held as Collateral for Securities on Loan	—	17,802,661	—	17,802,661
Unaffiliated Investment Company	4,125,473	—	—	4,125,473
Affiliated Investment Company	365,377,017	—	—	365,377,017

Total Investment Securities	509,475,411	275,220,591	8,407,570	793,103,572

Securities Sold Short	(3,153,831)	(253,745)	—	(3,407,576)
Other Financial Instruments:*
Futures Contracts	(59,433)	—	—	(59,433)
Written Options	—	(722,570)	—	(722,570)
Written Swaptions	—	(481,380)	—	(481,380)
Forward Currency Contracts	—	2,542,713	—	2,542,713
Centrally Cleared Credit Default Swaps	—	53,622	—	53,622
Over-the-Counter Currency Swaps	—	322,151	—	322,151
Centrally Cleared Interest Rate Swaps	—	(334,800)	—	(334,800)
Over-the-Counter Total Return Swaps	—	275,998	—	275,998

Total Investments	$506,262,147	$276,622,580	$8,407,570	$791,292,297

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Strategy Plus Fund	$1,307,066,485	$1,610,252,625

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Strategy Plus Fund	$367,792,050	$394,310,027

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

AliphCom, Inc., 0.00%, 4/1/20	4/27/15	$3,065,000	$3,065,000	$138,231	0.03%
Delta Topco, Ltd.	5/2/12	379,997	615,711	30,786	0.01%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	758,660	624,776	643,519	0.16%
Domo, Inc., Series E	4/1/15	1,218,214	144,482	1,174,638	0.29%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,042,173	0.25%
Grand Rounds, Inc.	3/31/15	399,608	143,925	395,794	0.10%
Logistics UK, Series 2015-1A, Class F, 0.66%, 8/20/25	8/3/15	440,732	459,000	543,067	0.13%
Lookout, Inc., Preferred Shares	9/19/14	730,222	63,925	613,680	0.15%
Lookout, Inc.	3/4/15	63,364	5,547	30,786	0.01%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	939,710	0.23%
Project Samson BND Corp., 0.00%, 4/1/20	11/11/15	268,000	268,000	12,087	0.00%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	2,000	0.00%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,386,166	0.83%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2016 is $ 781,221,711. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$43,164,997
Unrealized (depreciation)	(31,283,136)

Net unrealized appreciation/(depreciation)	$11,881,861

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MVP BlackRock Global Strategy Plus Fund	$—	$439,156	$439,156

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Strategy Plus Fund	$21,857,180	$29,417,164	$51,274,344

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Strategy Plus Fund	$11,142,957	$11,828,353	$22,971,310

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP BlackRock Global Strategy Plus Fund	$10,112,824	$17,025,566	$(439,156)	$10,671,238	$37,370,472

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

AZL MVP BlackRock Global Strategy Plus Fund

Notes to the Financial Statements

December 31, 2016

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Strategy Plus Fund (formerly, AZL MVP BlackRock Global Allocation Fund) and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and transfer agents of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP BlackRock Global Strategy Plus Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 14.51% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $29,417,134.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 53 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP DFA Multi-Strategy Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP DFA Multi-Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP DFA Multi-Strategy Fund.

What factors affected the Fund’s performance for year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP DFA Multi-Strategy Fund (the “Fund”) returned 9.05%. That compared to a 11.96%, 2.65% and a 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Multi-Strategy Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed income sub-portfolio. The five underlying portfolios are managed by Dimensional Fund Advisors. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity funds and between 30% and 50% to the underlying fixed-income fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. stocks posted solid gains for the period under review despite a challenging start. Concerns about global economic growth in January and February drove investors away from higher risk securities, pushing down equity markets to start the year. Markets rebounded in mid-February, however, and went on to post steady gains for most of the rest of the year, with the exception of a brief spike in volatility in June following the U.K.’s vote to exit the European Union.

U.S. labor markets continued to make gains during the year, although muted inflation figures kept the Federal Reserve in a dovish stance for most of the year. U.S. equity markets experienced a boost late in the year following the U.S. presidential election, as investors anticipated a more business-friendly environment.

Value stocks significantly outperformed growth stocks during 2016 while smaller stocks outperformed larger stocks; the S&P 500 gained 11.96% during the period while the S&P 600 Index2 gained 26.56% and the S&P 400 Index3 gained 20.74%. International equity markets were unable to keep up with their U.S. counterparts and generally experienced smaller gains, despite continued quantitative easing efforts by central banks in Europe and Japan. The MSCI EAFE Index4, burdened by the impact of a strengthening dollar, rose 1.00%.

Meanwhile, the U.S. bond market faced a significant headwind from rising interest rates. Treasury yields trended downward during the first half of the year, only to rise sharply after the surprising U.S. presidential election results led investors to believe inflation was on the horizon. Spreads fell throughout the year, after briefly rising during the first two months. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65%.

The Fund outperformed its composite benchmark during the period under review. Its domestic equity holdings benefited from a bias toward value stocks, which outperformed growth stocks for the period. The Fund’s greater-than-benchmark exposure to small- and mid-cap stocks also added to relative results, as those assets outperformed their large-cap counterparts. However, the Fund’s exposure to developed international equities negatively affected performance.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote in June to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP DFA Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of DFA Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

		Since
	1	Inception
	Year	(4/27/15)
AZL® MVP DFA Multi-Strategy Fund	9.05%	2.12%
S&P 500 Index	11.96%	5.92%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	0.80%
Multi-Strategy Composite Index	8.21%	3.98%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP DFA Multi-Strategy Fund	1.39%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.52%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Fund and the Multi-Strategy Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP DFA Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP DFA Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,057.10	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP DFA Multi-Strategy Fund	$1,000.00	$1,024.53	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	44.6%
Fixed Income	38.0
International Equities	12.1
Money Market	0.2

Total Investment Securities	94.9
Net other assets (liabilities)	5.1

Net Assets	100.0%

3

AZL MVP DFA Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (94.7%):
320,597	AZL DFA Emerging Markets Core Equity Fund	$2,696,219
2,036,286	AZL DFA Five-Year Global Fixed Income Fund	20,281,404
405,358	AZL DFA International Core Equity Fund	3,733,344
1,724,989	AZL DFA U.S. Core Equity Fund	18,526,385
461,000	AZL DFA U.S. Small Cap Fund	5,264,616

Total Affiliated Investment Companies (Cost $47,947,996)		50,501,968

Unaffiliated Investment Company (0.2%):
90,208	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares , 0.31%(a)	90,208

Total Unaffiliated Investment Company (Cost $90,208)		90,208

Total Investment Securities (Cost $48,038,204)(b) — 94.9%		50,592,176
Net other assets (liabilities) — 5.1%		2,733,471

Net Assets — 100.0%		$53,325,647

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $2,660,281 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	14	$1,565,340	$2,427
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	8	994,250	(5,854)

Total					$(3,427)

See accompanying notes to the financial statements.

4

AZL MVP DFA Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities in non-affiliates, at cost	$90,208
Investments in affiliates, at cost	47,947,996

Total Investment securities, at cost	$48,038,204

Investment securities in non-affiliates, at value	$90,208
Investments in affiliates, at value	50,501,968

Total Investment securities, at value	$50,592,176
Cash	1,323
Segregated cash for collateral	2,660,281
Interest and dividends receivable	434
Receivable for capital shares issued	168,521
Prepaid expenses	256

Total Assets	53,422,991

Liabilities:
Payable for affiliated investments purchased	88,389
Manager fees payable	1,234
Administration fees payable	4,528
Custodian fees payable	995
Administrative and compliance services fees payable	145
Trustee fees payable	110
Other accrued liabilities	1,943

Total Liabilities	97,344

Net Assets	$53,325,647

Net Assets Consist of:
Capital	$50,660,985
Accumulated net investment income/(loss)	277,991
Accumulated net realized gains/(losses) from investment transactions	(163,878)
Net unrealized appreciation/(depreciation) on investments	2,550,549

Net Assets	$53,325,647

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,149,172
Net Asset Value (offering and redemption price per share)	$10.36

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$327,711
Dividends	179

Total Investment Income	327,890

Expenses:
Manager fees	75,930
Administration fees	51,496
Custodian fees	1,967
Administrative and compliance services fees	621
Trustee fees	2,087
Professional fees	1,867
Shareholder reports	1,600
Other expenses	673

Total expenses before reductions	136,241
Less expenses voluntarily waived/reimbursed by the Manager	(47,930)
Less expense contractually waived/reimbursed by the Manager	(31,356)

Net expenses	56,955

Net Investment Income/(Loss)	270,935

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(196,562)
Net realized gains distributions from affiliated underlying funds	7,434
Net realized gains/(losses) on futures contracts	91,821
Change in net unrealized appreciation/depreciation on investments	3,344,944

Net Realized/Unrealized Gains/(Losses) on Investments	3,247,637

Change in Net Assets Resulting From Operations	$3,518,572

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP DFA Multi-Strategy Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$270,935	$(16,859)
Net realized gains/(losses) on investment transactions	(97,307)	(59,515)
Change in unrealized appreciation/depreciation on investments	3,344,944	(794,395)

Change in net assets resulting from operations	3,518,572	(870,769)

Capital Transactions:
Proceeds from shares issued	29,807,859	27,572,107
Value of shares redeemed	(6,088,076)	(614,046)

Change in net assets resulting from capital transactions	23,719,783	26,958,061

Change in net assets	27,238,355	26,087,292
Net Assets:
Beginning of period	26,087,292	—

End of period	$53,325,647	$26,087,292

Accumulated net investment income/(loss)	$277,991	$—

Share Transactions:
Shares issued	3,032,018	2,809,530
Shares redeemed	(628,886)	(63,490)

Change in shares	2,403,132	2,746,040

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

6

AZL MVP DFA Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$9.50	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.05	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	0.81	(0.49)

Total from Investment Activities	0.86	(0.50)

Net Asset Value, End of Period	$10.36	$9.50

Total Return(b)	9.05%	(5.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$53,326	$26,087
Net Investment Income/(Loss)(d)	0.71%	(0.14)%
Expenses Before Reductions*(d)(e)	0.36%	0.52%
Expenses Net of Reductions*(d)	0.15%	0.14%
Portfolio Turnover Rate	15%	2	%(c)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP DFA Multi-Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.6 million as of December 31, 2016. The monthly average notional amount for these contracts was $2 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$2,427	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		5,854

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$75,795	$1,897

Interest Rate Risk Exposure

Interest Rate Contracts		16,026	(3,512)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP DFA Multi-Strategy Fund	0.20%	0.15%

*	The Manager voluntarily reduced the management fee to 0.10% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Expires 12/31/2019	Total
AZL MVP DFA Multi-Strategy Fund	$32,620	$31,356	$63,976

9

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL DFA Emerging Markets Core Equity Fund	$1,306,652	$1,550,454	$(358,689)	$2,696,219	$17,250
AZL DFA Five-Year Global Fixed Income Fund	9,943,121	12,904,645	(2,518,454)	20,281,404	122,351
AZL DFA International Core Equity Fund	1,813,335	2,155,778	(345,319)	3,733,344	33,398
AZL DFA U.S. Core Equity Fund	9,063,066	9,284,727	(1,724,847)	18,526,385	136,424
AZL DFA U.S. Small Cap Fund	2,582,883	2,165,822	(471,199)	5,264,616	18,288

	$24,709,057	$28,061,426	$(5,418,508)	$50,501,968	$327,711

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $360 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

10

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$50,501,968	$—	$50,501,968
Unaffiliated Investment Company	90,208	—	90,208

Total Investment Securities	50,592,176	—	50,592,176

Other Financial Instruments:*
Futures Contracts	(3,427)	—	(3,427)

Total Investments	$50,588,749	$—	$50,588,749

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP DFA Multi-Strategy Fund	$28,061,426	$5,418,508

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $48,274,708. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$2,670,694
Unrealized (depreciation)	(353,226)

Net unrealized appreciation/(depreciation)	$2,317,468

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2016, the Fund utilized $54,732 in capital loss carry forwards to offset capital gains.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP DFA Multi-Strategy Fund	$307,430	$39,764	$—	$2,317,468	$2,664,662

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

11

AZL MVP DFA Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP DFA Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP DFA Multi-Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

17

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without

charge,	by calling toll free 1-800-624-0197.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL MVP FusionSM Dynamic Balanced Fund

(formerly AZL MVP FusionSM Balanced Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Balanced Fund Review (unaudited)

(formerly AZL MVP FusionSM Balanced Fund)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Dynamic Balanced Fund.

What factors affected the Fund’s performance for the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL MVP FusionSM Dynamic Balanced Fund (the “Fund”) returned 5.40%. That compared to a 11.96%, 2.65% and 7.28% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 Index gained 11.96% during the period while the MSCI EAFE Index2, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index1 gained 2.65% during the period under review.

The Fund underperformed its composite benchmark during the period under review. This underperformance was primarily due to the Fund’s strategic allocation to international and emerging markets, which broadly lagged domestic stocks during the period. The Fund’s underlying equity portfolios also broadly detracted from relative performance, as the actively managed domestic and international funds struggled to beat their benchmarks. However, the selection of securities within the Fund’s underlying fixed-income portfolios contributed positively to relative performance on an overall basis. An out-of-benchmark allocation to high-yield bonds and a tilt towards small- and mid-cap U.S. stocks also supported relative performance. The Bloomberg Barclays U.S. Corporate High Yield Bond Index3 returned 17.13% during the period while the S&P 400 Index4 gained 20.74% and the S&P 600 Index5 rose 26.56%.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
3	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/ BB+/BB+ or below.
[4]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[5]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

	1	3	5	10
	Year	Year	Year	Year
AZL MVP FusionSM Dynamic Balanced Fund	5.40%	2.86%	6.21%	3.89%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	4.34%
Balanced Composite Index	7.28%	6.00%	8.44%	6.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Balanced Fund	0.95%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.30% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (50%) S&P 500 and (50%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$1,027.80	$1.12	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Balanced Fund	$1,000.00	$1,024.03	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.1%
Domestic Equities	32.9
International Equities	15.1

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Balanced Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.1%):
4,293,575	AZL DFA International Core Equity Fund	$39,543,825
3,149,936	AZL DFA U.S. Core Equity Fund	33,830,315
1,523,381	AZL DFA U.S. Small Cap Fund	17,397,011
4,873,238	AZL Emerging Markets Equity Index Fund, Class 2	32,163,373
7,578,681	AZL Enhanced Bond Index Fund	80,864,521
1,852,853	AZL Gateway Fund	22,771,561
6,732,541	AZL International Index Fund, Class 2	94,928,827
10,793,391	AZL MetWest Total Return Bond Fund	108,689,445
2,090,238	AZL Mid Cap Index Fund, Class 2	44,835,598
10,815,094	AZL Pyramis Total Bond Fund, Class 2	108,691,698
8,681,030	AZL Russell 1000 Growth Index Fund, Class 2	112,766,586
8,437,665	AZL Russell 1000 Value Index Fund, Class 2	112,980,337
1,225,329	AZL Small Cap Stock Index Fund, Class 2	17,436,434
5,505,122	PIMCO PVIT Income Portfolio	56,097,198
5,432,807	PIMCO PVIT Low Duration Portfolio	55,631,939
10,256,095	PIMCO PVIT Total Return Portfolio	109,124,850

Total Affiliated Investment Companies (Cost $1,007,805,451)		1,047,753,518

Total Investment Securities (Cost $1,007,805,451)(a) — 95.1%		1,047,753,518
Net other assets (liabilities) — 4.9%		54,370,053

Net Assets — 100.0%		$1,102,123,571

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $55,080,010 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	245	$27,393,450	$56,403
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	222	27,590,438	(173,499)

Total					$(117,096)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Balanced Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$1,007,805,451

Investments in affiliates, at value	$1,047,753,518
Segregated cash for collateral	55,080,010
Interest and dividends receivable	379,102
Receivable for variation margin on futures contracts	76,313
Receivable for affiliated investments sold	204,690
Prepaid expenses	6,026

Total Assets	1,103,499,659

Liabilities:
Cash overdraft	198,823
Payable for affiliated investments purchased	372,555
Payable for capital shares redeemed	460,147
Payable for variation margin on futures contracts	109,143
Manager fees payable	187,105
Administration fees payable	5,198
Custodian fees payable	1,786
Administrative and compliance services fees payable	3,140
Trustee fees payable	2,385
Other accrued liabilities	35,806

Total Liabilities	1,376,088

Net Assets	$1,102,123,571

Net Assets Consist of:
Capital	$947,763,456
Accumulated net investment income/(loss)	18,502,976
Accumulated net realized gains/(losses) from investment transactions	96,026,168
Net unrealized appreciation/(depreciation) on investments	39,830,971

Net Assets	$1,102,123,571

Shares of beneficial interest (unlimited number of shares authorized, no par value)	92,739,379
Net Asset Value (offering and redemption price per share)	$11.88

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$19,262,006
Dividends	18,735

Total Investment Income	19,280,741

Expenses:
Manager fees	2,261,579
Administration fees	59,685
Custodian fees	3,239
Administrative and compliance services fees	19,224
Trustee fees	65,074
Professional fees	47,960
Shareholder reports	29,639
Other expenses	25,478

Total expenses	2,511,878

Net Investment Income/(Loss)	16,768,863

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	82,291,439
Net realized gains distributions from affiliated underlying funds	31,192,474
Net realized gains/(losses) on futures contracts	(1,622,331)
Change in net unrealized appreciation/depreciation on investments	(69,648,231)

Net Realized/Unrealized Gains/(Losses) on Investments	42,213,351

Change in Net Assets Resulting From Operations	$58,982,214

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Dynamic Balanced Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$16,768,863	$22,427,260
Net realized gains/(losses) on investment transactions	111,861,582	60,193,767
Change in unrealized appreciation/depreciation on investments	(69,648,231)	(97,957,526)

Change in net assets resulting from operations	58,982,214	(15,336,499)

Distributions to Shareholders:
From net investment income	(25,843,598)	(16,427,356)
From net realized gains	(55,908,893)	(49,423,384)

Change in net assets resulting from distributions to shareholders	(81,752,491)	(65,850,740)

Capital Transactions:
Proceeds from shares issued	17,580,463	32,451,523
Proceeds from dividends reinvested	81,752,491	65,850,740
Value of shares redeemed	(145,808,871)	(126,317,790)

Change in net assets resulting from capital transactions	(46,475,917)	(28,015,527)

Change in net assets	(69,246,194)	(109,202,766)
Net Assets:
Beginning of period	1,171,369,765	1,280,572,531

End of period	$1,102,123,571	$1,171,369,765

Accumulated net investment income/(loss)	$18,502,976	$25,843,573

Share Transactions:
Shares issued	1,451,088	2,500,941
Dividends reinvested	6,975,468	5,424,279
Shares redeemed	(12,086,797)	(9,790,478)

Change in shares	(3,660,241)	(1,865,258)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.15	$13.03	$12.62	$11.52	$10.55

Investment Activities:
Net Investment Income/(Loss)	0.20	0.24	0.15	0.12	0.17
Net Realized and Unrealized Gains/(Losses) on Investments	0.44	(0.42)	0.44	1.19	1.03

Total from Investment Activities	0.64	(0.18)	0.59	1.31	1.20

Dividends to Shareholders From:
Net Investment Income	(0.29)	(0.17)	(0.18)	(0.21)	(0.23)
Net Realized Gains	(0.62)	(0.53)	—	—	—

Total Dividends	(0.91)	(0.70)	(0.18)	(0.21)	(0.23)

Net Asset Value, End of Period	$11.88	$12.15	$13.03	$12.62	$11.52

Total Return(a)	5.40%	(1.27)%	4.59%	11.46%	11.39%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,102,124	$1,171,370	$1,280,573	$1,282,663	$1,017,893
Net Investment Income/(Loss)	1.48%	1.80%	1.13%	1.27%	1.48%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.23%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.21%	0.18%
Portfolio Turnover Rate(c)	52%	11%	23%	6%	32%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Balanced Fund (formerly, AZL MVP Fusion Balanced Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $55 million as of December 31, 2016. The monthly average notional amount for these contracts was $52.6 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$56,403	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		173,499

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(1,812,006)	$26,818

Interest Rate Risk Exposure

Interest Rate Contracts		189,675	(38,837)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Balanced Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL BlackRock Capital Appreciation Fund	$17,804,205	$1,768,774	$(17,869,520)	$—	$—
AZL Boston Company Research Growth Fund	17,832,600	2,758,608	(17,961,321)	—	47,562
AZL DFA International Core Equity Fund	11,695,614	28,238,181	(1,060,739)	39,543,825	128,516
AZL DFA U.S. Core Equity Fund	11,839,464	22,502,590	(3,636,026)	33,830,315	106,578
AZL DFA U.S. Small Cap Fund	17,193,496	151,160	(3,771,708)	17,397,011	74,745
AZL Emerging Markets Equity Index Fund, Class 2	10,609,329	22,583,241	(1,070,695)	32,163,373	62,567
AZL Enhanced Bond Index Fund	—	84,394,772	(1,170,951)	80,864,521	—
AZL Federated Clover Small Cap Value Fund	17,276,335	758,628	(18,375,650)	—	135,869
AZL Gateway Fund	23,748,181	454,687	(2,051,319)	22,771,561	452,414
AZL International Index Fund, Class 2	23,031,702	77,333,283	(5,416,209)	94,928,827	577,673
AZL Invesco Growth and Income Fund	29,244,633	3,145,962	(31,177,642)	—	623,633
AZL Invesco International Equity Fund	35,302,480	1,968,610	(35,399,075)	—	596,037
AZL JPMorgan International Opportunities Fund	41,138,740	1,789,563	(40,685,394)	—	492,334
AZL JPMorgan U.S. Equity Fund	41,104,543	3,777,540	(42,793,022)	—	305,184
AZL MetWest Total Return Bond Fund	131,131,192	2,830,036	(26,469,738)	108,689,445	1,423,260
AZL MFS Investors Trust Fund	17,782,165	2,012,424	(18,527,819)	—	109,588
AZL MFS Mid Cap Value Fund	11,763,400	835,107	(12,755,546)	—	96,703
AZL MFS Value Fund	35,220,247	1,015,348	(37,729,543)	—	656,232
AZL Mid Cap Index Fund, Class 2	11,691,526	35,362,211	(5,561,857)	44,835,598	114,900
AZL Morgan Stanley Global Real Estate Fund	17,842,604	245,403	(18,390,502)	—	243,698
AZL Morgan Stanley Mid Cap Growth Fund	11,480,951	1,184,265	(11,255,316)	—	—
AZL Global Equity Index Fund	22,123,729	1,821,427	(22,129,474)	—	606,083
AZL Oppenheimer Discovery Fund	22,692,149	3,479,686	(24,103,809)	—	—
AZL Pyramis Total Bond Fund	131,393,263	4,624,913	(30,436,573)	108,691,698	4,094,133
AZL Russell 1000 Growth Index Fund, Class 2	20,714,157	99,351,306	(7,169,567)	112,766,586	195,467
AZL Russell 1000 Value Index Fund, Class 2	49,813,499	72,391,877	(16,465,724)	112,980,337	852,351
AZL Small Cap Stock Index Fund	—	16,828,906	(1,660,208)	17,436,434	—
AZL Wells Fargo Large Cap Growth Fund	17,753,139	17,996	(17,454,044)	—	16,291
NFJ Dividend Value Portfolio	17,517,968	1,188,817	(18,426,381)	—	354,104
PIMCO PVIT Global Advantage Strategy Bond Portfolio	12,037,749	40,450	(12,453,473)	—	38,769
PIMCO PVIT High Yield Portfolio	35,523,393	866,388	(37,980,391)	—	842,387
PIMCO PVIT Income Portfolio	—	59,493,586	(4,349,686)	56,097,198	2,076,493
PIMCO PVIT Low Duration Portfolio	70,809,315	983,422	(16,149,731)	55,631,939	967,543
PIMCO PVIT Real Return Portfolio	47,251,691	438,691	(49,907,843)	—	433,647
PIMCO PVIT Total Return Portfolio	130,913,717	2,667,676	(25,667,923)	109,124,850	2,537,245

	$1,113,277,176	$559,305,534	$(637,484,419)	$1,047,753,518	$19,262,006

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $11,650 was paid from the Fund relating to these fees and expenses.

10

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2016

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$1,047,753,518	$—	$1,047,753,518

Total Investment Securities	1,047,753,518	—	1,047,753,518

Other Financial Instruments:*
Futures Contracts	(117,096)	—	(117,096)

Total Investments	$1,047,636,422	$—	$1,047,636,422

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Balanced Fund	$559,305,534	$637,484,419

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Dynamic Balanced Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $1,011,429,981. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$45,989,559
Unrealized (depreciation)	(9,666,022)

Net unrealized appreciation/(depreciation)	$36,323,537

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Balanced Fund	$25,843,598	$55,908,893	$81,752,491

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Balanced Fund	$18,065,942	$47,784,798	$65,850,740

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Balanced Fund	$18,502,974	$99,533,602	$—	$36,323,537	$154,360,113

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of controlof the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Balanced Fund (formerly, AZL MVP Fusion Balanced Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Dynamic Balanced Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 18.50% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $55,908,893.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL MVP FusionSM Dynamic Conservative Fund

(formerly AZL MVP FusionSM Conservative Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Conservative Fund Review (unaudited)

(formerly AZL MVP FusionSM Conservative Fund)

Allianz Investment Management LLC serves as Manager for the AZL MVP FusionSM Dynamic Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL MVP FusionSM Dynamic Conservative Fund (the “Fund”) returned 5.32%. That compared to a 11.96%, 2.65% and a 5.89% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Conservative Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 Index gained 11.96% during the period while the MSCI EAFE Index2, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index1 gained 2.65% during the period under review.

The Fund underperformed its composite benchmark during the period under review. This underperformance was primarily due to the Fund’s strategic allocation to international and emerging markets, which broadly lagged domestic stocks during the period. The Fund’s underlying equity portfolios also broadly detracted from relative performance, as the actively managed domestic and international funds struggled to beat their benchmarks. However, the selection of securities within the Fund’s underlying fixed-income portfolios contributed positively to relative performance on an overall basis. An out-of-benchmark allocation to high-yield bonds and a tilt towards small- and mid-cap U.S. stocks also supported relative performance. The Bloomberg Barclays U.S. Corporate High Yield Bond Index3 returned 17.13% during the period while the S&P 400 Index4 gained 20.74% and the S&P 600 Index5 rose 26.56%.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/ BB+/BB+ or below.
[4]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[5]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Conservative Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

				Since
	1	3	5	Inception
	Year	Year	Year	(10/23/09)
AZL MVP FusionSM Dynamic Conservative Fund	5.32%	3.08%	5.64%	5.76%
S&P 500 Index	11.96%	8.87%	14.66%	13.05%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	3.56%
Conservative Composite Index	5.89%	5.12%	6.58%	7.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Conservative Fund	1.01%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.35% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Conservative Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (35%) S&P 500 and (65%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$1,018.20	$1.22	0.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Conservative Fund	$1,000.00	$1,023.93	$1.22	0.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	62.0%
Domestic Equities	23.5
International Equities	9.5

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Fusion Dynamic Conservative Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.0%):
759,142	AZL DFA International Core Equity Fund	$6,991,694
384,480	AZL DFA U.S. Core Equity Fund	4,129,311
241,040	AZL DFA U.S. Small Cap Fund	2,752,679
617,777	AZL Emerging Markets Equity Index Fund, Class 2	4,077,330
2,551,755	AZL Enhanced Bond Index Fund	27,227,225
334,808	AZL Gateway Fund	4,114,793
1,088,448	AZL International Index Fund, Class 2	15,347,118
3,599,800	AZL MetWest Total Return Bond Fund	36,249,988
385,248	AZL Mid Cap Index Fund, Class 2	8,263,574
3,606,977	AZL Pyramis Total Bond Fund, Class 2	36,250,115
1,611,664	AZL Russell 1000 Growth Index Fund, Class 2	20,935,518
1,566,451	AZL Russell 1000 Value Index Fund, Class 2	20,974,784
290,166	AZL Small Cap Stock Index Fund, Class 2	4,129,057
1,645,167	PIMCO PVIT Income Portfolio	16,764,247
1,909,739	PIMCO PVIT Low Duration Portfolio	19,555,728
3,412,276	PIMCO PVIT Total Return Portfolio	36,306,623

Total Affiliated Investment Companies (Cost $259,849,429)		264,069,784

Total Investment Securities (Cost $259,849,429)(a) — 95.0%		264,069,784
Net other assets (liabilities) — 5.0%		13,818,912

Net Assets — 100.0%		$277,888,696

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $13,907,075 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	43	$4,807,830	$9,419
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	72	8,948,250	(57,935)

Total					$(48,516)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Conservative Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$259,849,429

Investments in affiliates, at value	$264,069,784
Segregated cash for collateral	13,907,075
Interest and dividends receivable	123,778
Receivable for affiliated investments sold	606,035
Receivable for variation margin on futures contracts	25,140
Prepaid expenses	1,483

Total Assets	278,733,295

Liabilities:
Cash overdraft	599,462
Payable for affiliated investments purchased	128,583
Payable for capital shares redeemed	33,130
Payable for variation margin on futures contracts	19,538
Manager fees payable	47,506
Administration fees payable	4,684
Custodian fees payable	1,289
Administrative and compliance services fees payable	786
Trustee fees payable	597
Other accrued liabilities	9,024

Total Liabilities	844,599

Net Assets	$277,888,696

Net Assets Consist of:
Capital	$259,267,159
Accumulated net investment income/(loss)	4,942,255
Accumulated net realized gains/(losses) from investment transactions	9,507,443
Net unrealized appreciation/(depreciation) on investments	4,171,839

Net Assets	$277,888,696

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,370,044
Net Asset Value (offering and redemption price per share)	$11.89

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$5,185,925
Dividends	4,846

Total Investment Income	5,190,771

Expenses:
Manager fees	555,362
Administration fees	53,292
Custodian fees	2,460
Administrative and compliance services fees	4,665
Trustee fees	15,762
Professional fees	11,855
Shareholder reports	7,498
Other expenses	5,751

Total expenses	656,645

Net Investment Income/(Loss)	4,534,126

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	5,647,705
Net realized gains distributions from affiliated underlying funds	5,920,403
Net realized gains/(losses) on futures contracts	399,793
Change in net unrealized appreciation/depreciation on investments	(2,100,279)

Net Realized/Unrealized Gains/(Losses) on Investments	9,867,622

Change in Net Assets Resulting From Operations	$14,401,748

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Dynamic Conservative Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,534,126	$5,684,817
Net realized gains/(losses) on investment transactions	11,967,901	8,963,969
Change in unrealized appreciation/depreciation on investments	(2,100,279)	(16,648,582)

Change in net assets resulting from operations	14,401,748	(1,999,796)

Distributions to Shareholders:
From net investment income	(6,400,135)	(3,752,335)
From net realized gains	(8,746,642)	(9,193,525)

Change in net assets resulting from distributions to shareholders	(15,146,777)	(12,945,860)

Capital Transactions:
Proceeds from shares issued	54,291,335	42,452,840
Proceeds from dividends reinvested	15,146,777	12,945,860
Value of shares redeemed	(59,139,549)	(43,561,306)

Change in net assets resulting from capital transactions	10,298,563	11,837,394

Change in net assets	9,553,534	(3,108,262)
Net Assets:
Beginning of period	268,335,162	271,443,424

End of period	$277,888,696	$268,335,162

Accumulated net investment income/(loss)	$4,942,255	$6,400,113

Share Transactions:
Shares issued	4,563,032	3,390,900
Dividends reinvested	1,281,453	1,085,152
Shares redeemed	(4,973,216)	(3,460,860)

Change in shares	871,269	1,015,192

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.93	$12.63	$12.53	$11.99	$11.05

Investment Activities:
Net Investment Income/(Loss)	0.19	0.25	0.16	0.16	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	0.44	(0.35)	0.44	0.78	1.10

Total from Investment Activities	0.63	(0.10)	0.60	0.94	1.24

Dividends to Shareholders From:
Net Investment Income	(0.28)	(0.17)	(0.19)	(0.27)	(0.20)
Net Realized Gains	(0.39)	(0.43)	(0.31)	(0.13)	(0.10)

Total Dividends	(0.67)	(0.60)	(0.50)	(0.40)	(0.30)

Net Asset Value, End of Period	$11.89	$11.93	$12.63	$12.53	$11.99

Total Return(a)	5.32%	(0.77)%	4.81%	7.96%	11.27%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$277,889	$268,335	$271,443	$265,232	$253,325
Net Investment Income/(Loss)	1.63%	2.09%	1.25%	1.29%	1.65%
Expenses Before Reductions*(b)	0.24%	0.24%	0.24%	0.24%	0.25%
Expenses Net of Reductions*	0.24%	0.24%	0.24%	0.22%	0.20%
Portfolio Turnover Rate(c)	62%	16%	36%	15%	36%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Conservative Fund (formerly, AZL MVP Fusion Conservative Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.8 million as of December 31, 2016. The monthly average notional amount for these contracts was $13.5 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$9,419	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		57,935

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$359,680	$5,220

Interest Rate Risk Exposure

Interest Rate Contracts		40,113	(17,432)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Conservative Fund	0.20%	0.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL BlackRock Capital Appreciation Fund	$2,667,296	$749,978	$(3,157,544)	$—	$—
AZL Boston Company Research Growth Fund	2,676,961	876,307	(3,132,170)	—	7,848
AZL DFA International Core Equity Fund	—	7,304,044	(420,982)	6,991,694	—
AZL DFA U.S. Core Equity Fund	2,642,702	1,979,625	(960,174)	4,129,311	26,325
AZL DFA U.S. Small Cap Fund	—	2,912,152	(537,857)	2,752,679	—
AZL Emerging Markets Equity Index Fund, Class 2	—	4,267,433	—	4,077,330	—
AZL Enhanced Bond Index Fund	—	28,927,404	(897,088)	27,227,225	—
AZL Federated Clover Small Cap Value Fund	3,989,301	973,146	(5,070,862)	—	33,659
AZL Gateway Fund	4,074,260	506,294	(576,789)	4,114,793	84,421
AZL International Index Fund, Class 2	5,342,590	12,896,347	(2,865,962)	15,347,118	143,286
AZL Invesco Growth and Income Fund	6,665,181	2,228,430	(8,623,445)	—	154,718
AZL Invesco International Equity Fund	5,358,332	1,369,479	(6,441,255)	—	98,471
AZL JPMorgan International Opportunities Fund	5,342,377	1,401,400	(6,467,744)	—	69,800
AZL JPMorgan U.S. Equity Fund	6,680,672	1,984,122	(8,319,345)	—	54,236
AZL MetWest Total Return Bond Fund	37,397,862	7,516,291	(8,913,629)	36,249,988	442,087
AZL MFS Investors Trust Fund	2,670,812	712,104	(3,178,927)	—	18,084
AZL MFS Mid Cap Value Fund	2,645,872	599,081	(3,288,272)	—	23,950
AZL MFS Value Fund	7,999,665	1,557,986	(9,923,447)	—	162,911
AZL Mid Cap Index Fund, Class 2	2,641,953	6,787,322	(1,771,878)	8,263,574	28,445
AZL Morgan Stanley Global Real Estate Fund	2,708,491	423,342	(3,179,246)	—	40,511
AZL Morgan Stanley Mid Cap Growth Fund	2,718,779	857,094	(3,264,847)	—	—
AZL Oppenheimer Discovery Fund	5,306,190	2,149,173	(6,993,157)	—	—
AZL Pyramis Total Bond Fund	37,473,948	7,069,317	(9,083,668)	36,250,115	1,271,958
AZL Russell 1000 Growth Index Fund, Class 2	1,667,655	21,028,645	(2,078,107)	20,935,518	17,268
AZL Russell 1000 Value Index Fund, Class 2	8,350,464	15,754,038	(4,532,909)	20,974,784	155,663
AZL Small Cap Stock Index Fund	—	4,368,228	(796,003)	4,129,057	—
AZL Wells Fargo Large Cap Growth Fund	2,655,401	548,154	(3,175,508)	—	2,678
NFJ Dividend Value Portfolio	4,012,969	917,749	(4,873,649)	—	84,476
PIMCO PVIT Global Advantage Strategy Bond Portfolio	2,701,480	45,436	(2,830,725)	—	8,789
PIMCO PVIT High Yield Portfolio	13,546,724	922,557	(15,122,423)	—	353,008
PIMCO PVIT Income Portfolio	—	18,190,276	(1,697,340)	16,764,247	621,309
PIMCO PVIT Low Duration Portfolio	24,192,395	4,026,364	(8,662,318)	19,555,728	347,842
PIMCO PVIT Real Return Portfolio	13,498,545	993,206	(15,157,921)	—	154,878
PIMCO PVIT Total Return Portfolio	37,387,202	7,393,052	(8,746,318)	36,306,623	779,304

	$255,016,079	$170,235,576	$(164,741,509)	$264,069,784	$5,185,925

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $2,831 was paid from the Fund relating to these fees and expenses.

10

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2016

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the ”Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$264,069,784	$—	$264,069,784

Total Investment Securities	264,069,784	—	264,069,784

Other Financial Instruments:*
Futures Contracts	(48,516)	—	(48,516)

Total Investments	$264,021,268	$—	$264,021,268

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Conservative Fund	$170,235,576	$164,741,509

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Dynamic Conservative Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $261,622,152. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$6,768,381
Unrealized (depreciation)	(4,320,749)

Net unrealized appreciation/(depreciation)	$2,447,632

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Conservative Fund	$6,400,135	$8,746,642	$15,146,777

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Conservative Fund	$4,227,038	$8,718,822	$12,945,860

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Conservative Fund	$5,491,942	$10,681,963	$—	$2,447,632	$18,621,537

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Conservative Fund (formerly, AZL MVP Fusion Conservative Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Dynamic Conservative Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 14.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $8,746,642.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without

charge,	by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL MVP FusionSM Dynamic Moderate Fund

(formerly AZL MVP FusionSM Moderate Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Dynamic Moderate Fund Review (unaudited)

(formerly AZL MVP FusionSM Moderate Fund)

Allianz Investment Management LLC serves as the Manager for the MVP FusionSM Dynamic Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL MVP FusionSM Dynamic Moderate Fund (the “Fund”) returned 4.29%. That compared to a 11.96%, 2.65% and a 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Moderate Composite Index1, respectively.

The Fund is a fund of funds that achieves broad diversification by investing in underlying funds. The Fund typically holds between 50% and 70% of its assets in equity funds and 30% to 50% of its assets in fixed-income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 Index gained 11.96% during the period while the MSCI EAFE Index2, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65% during the period under review.

The Fund underperformed its composite benchmark during the period under review. This underperformance was primarily due to the Fund’s strategic allocation to international and emerging markets, which broadly lagged domestic stocks during the period. The Fund’s underlying equity portfolios also broadly detracted from relative performance, as the actively managed domestic and international funds struggled to beat their benchmarks. However, the selection of securities within the Fund’s underlying fixed-income portfolios contributed positively to relative performance on an overall basis. An out-of-benchmark allocation to high-yield bonds and a tilt towards small- and mid-cap U.S. stocks also supported relative performance. The Bloomberg Barclays Corporate U.S. High Yield Bond Index3 returned 17.13% during the period while the S&P 400 Index4 gained 20.74% and the S&P 600 Index5 rose 26.56%.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[3]	Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/ BB+/BB+ or below.
[4]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[5]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Dynamic Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

	1	3	5	10
	Year	Year	Year	Year
AZL MVP FusionSM Dynamic Moderate Fund	4.29%	2.23%	6.73%	3.38%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	4.34%
Moderate Composite Index	8.21%	6.58%	9.68%	6.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL MVP FusionSM Dynamic Moderate Fund	0.96%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.30% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Dynamic Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Dynamic Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$1,032.70	$1.12	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Fusion Dynamic Moderate Fund	$1,000.00	$1,024.03	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	39.4%
Fixed Income	37.6
International Equities	19.1
Money Market	— ^

Total Investment Securities	96.1
Net other assets (liabilities)	3.9

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL MVP Fusion Dynamic Moderate Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (96.1%):
12,969,550	AZL DFA International Core Equity Fund	$119,449,559
5,868,338	AZL DFA U.S. Core Equity Fund	63,025,952
4,548,644	AZL DFA U.S. Small Cap Fund	51,945,519
13,721,246	AZL Emerging Markets Equity Index Fund, Class 2	90,560,225
13,301,598	AZL Enhanced Bond Index Fund	141,928,054
4,876,633	AZL Gateway Fund	59,933,815
16,757,203	AZL International Index Fund, Class 2	236,276,569
18,860,351	AZL MetWest Total Return Bond Fund	189,923,737
5,725,458	AZL Mid Cap Index Fund, Class 2	122,811,070
18,723,813	AZL Pyramis Total Bond Fund, Class 2	188,174,316
22,028,992	AZL Russell 1000 Growth Index Fund, Class 2	286,156,605
21,411,420	AZL Russell 1000 Value Index Fund, Class 2	286,698,914
3,658,700	AZL Small Cap Stock Index Fund, Class 2	52,063,304

Shares		Fair Value
Affiliated Investment Companies, continued
9,398,496	PIMCO PVIT Income Portfolio	$95,770,673
6,873,208	PIMCO PVIT Low Duration Portfolio	70,381,649
17,920,944	PIMCO PVIT Total Return Portfolio	190,678,846

Total Affiliated Investment Companies (Cost $2,151,660,143)		2,245,778,807

Unaffiliated Investment Company (0.0%):
72,032	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(a)	72,032

Total Unaffiliated Investment Company (Cost $72,032)		72,032

Total Investment Securities
(Cost $2,151,732,175)(b) — 96.1%		2,245,850,839
Net other assets (liabilities) — 3.9%		90,482,063

Net Assets — 100.0%		$2,336,332,902

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $91,469,571 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	487	$54,451,470	$109,504
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	295	36,662,969	(220,966)

Total					$(111,462)

See accompanying notes to the financial statements.

4

AZL MVP Fusion Dynamic Moderate Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$72,032
Investments in affiliates, at cost	2,151,660,143

Total Investment securities, at cost	$2,151,732,175

Investments in non-affiliates, at value	$72,032
Investments in affiliates, at value	2,245,778,807

Total Investment securities, at value	$2,245,850,839
Cash	3,616
Segregated cash for collateral	91,469,571
Interest and dividends receivable	630,289
Receivable for variation margin on futures contracts	101,851
Receivable for affiliated investments sold	116,337
Prepaid expenses	12,883

Total Assets	2,338,185,386

Liabilities:
Payable for affiliated investments purchased	760,826
Payable for capital shares redeemed	390,261
Payable for variation margin on futures contracts	217,491
Manager fees payable	396,167
Administration fees payable	5,976
Custodian fees payable	2,600
Administrative and compliance services fees payable	6,713
Trustee fees payable	5,098
Other accrued liabilities	67,352

Total Liabilities	1,852,484

Net Assets	$2,336,332,902

Net Assets Consist of:
Capital	$2,026,156,371
Accumulated net investment income/(loss)	36,718,833
Accumulated net realized gains/(losses) from investment transactions	179,450,496
Net unrealized appreciation/(depreciation) on investments	94,007,202

Net Assets	$2,336,332,902

Shares of beneficial interest (unlimited number of shares authorized, no par value)	201,477,721
Net Asset Value (offering and redemption price per share)	$11.60

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$37,750,495
Dividends	27,422

Total Investment Income	37,777,917

Expenses:
Manager fees	4,735,672
Administration fees	68,988
Custodian fees	4,501
Administrative and compliance services fees	40,519
Trustee fees	136,689
Professional fees	101,337
Shareholder reports	48,663
Other expenses	50,763

Total expenses	5,187,132

Net Investment Income/(Loss)	32,590,785

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	173,320,256
Net realized gains distributions from affiliated underlying funds	78,130,932
Net realized gains/(losses) on futures contracts	(29,670,647)
Change in net unrealized appreciation/depreciation on investments	(156,827,299)

Net Realized/Unrealized Gains/(Losses) on Investments	64,953,242

Change in Net Assets Resulting From Operations	$97,544,027

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Dynamic Moderate Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$32,590,785	$42,580,237
Net realized gains/(losses) on investment transactions	221,780,541	159,251,263
Change in unrealized appreciation/depreciation on investments	(156,827,299)	(245,260,925)

Change in net assets resulting from operations	97,544,027	(43,429,425)

Distributions to Shareholders:
From net investment income	(50,970,662)	(33,171,485)
From net realized gains	(148,289,923)	(99,506,982)

Change in net assets resulting from distributions to shareholders	(199,260,585)	(132,678,467)

Capital Transactions:
Proceeds from shares issued	18,219,768	21,944,038
Proceeds from dividends reinvested	199,260,585	132,678,467
Value of shares redeemed	(245,864,524)	(236,492,530)

Change in net assets resulting from capital transactions	(28,384,171)	(81,870,025)

Change in net assets	(130,100,729)	(257,977,917)
Net Assets:
Beginning of period	2,466,433,631	2,724,411,548

End of period	$2,336,332,902	$2,466,433,631

Accumulated net investment income/(loss)	$36,718,833	$50,970,543

Share Transactions:
Shares issued	1,563,579	1,694,159
Dividends reinvested	17,509,717	10,956,108
Shares redeemed	(20,672,967)	(18,282,963)

Change in shares	(1,599,671)	(5,632,696)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Dynamic Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.15	$13.05	$12.68	$11.17	$10.09

Investment Activities:
Net Investment Income/(Loss)	0.18	0.22	0.14	0.11	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.32	(0.45)	0.40	1.57	1.13

Total from Investment Activities	0.50	(0.23)	0.54	1.68	1.26

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.17)	(0.17)	(0.17)	(0.18)
Net Realized Gains	(0.78)	(0.50)	—	—	—

Total Dividends	(1.05)	(0.67)	(0.17)	(0.17)	(0.18)

Net Asset Value, End of Period	$11.60	$12.15	$13.05	$12.68	$11.17

Total Return(a)	4.29%	(1.71)%	4.24%	15.17%	12.53%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,336,333	$2,466,434	$2,724,412	$2,753,188	$2,068,583
Net Investment Income/(Loss)	1.38%	1.61%	1.04%	1.22%	1.34%
Expenses Before Reductions*(b)	0.22%	0.22%	0.22%	0.22%	0.23%
Expenses Net of Reductions*	0.22%	0.22%	0.22%	0.21%	0.18%
Portfolio Turnover Rate(c)	58%	13%	20%	5%	23%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Dynamic Moderate Fund (formerly, AZL MVP Fusion Moderate Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $91.1 million as of December 31, 2016. The monthly average notional amount for these contracts was $128.9 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$109,504	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		220,966

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(30,093,783)	$50,077

Interest Rate Risk Exposure

Interest Rate Contracts		423,136	(44,004)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Dynamic Moderate Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL BlackRock Capital Appreciation Fund	$50,328,837	$5,037,209	$(50,502,999)	$—	$—
AZL Boston Company Research Growth Fund	50,337,874	7,830,124	(50,700,218)	—	135,085
AZL DFA International Core Equity Fund	49,437,510	71,632,999	(3,723,526)	119,449,559	547,641
AZL DFA U.S. Core Equity Fund	37,827,249	23,556,518	(4,746,062)	63,025,952	341,402
AZL DFA U.S. Small Cap Fund	48,891,631	360,097	(8,173,876)	51,945,519	213,065
AZL Enhanced Bond Index Fund	—	148,085,483	(2,223,096)	141,928,054	—
AZL Federated Clover Small Cap Value Fund	37,135,743	1,625,263	(39,491,994)	—	291,737
AZL Gateway Fund	62,902,297	1,286,236	(5,875,721)	59,933,815	1,205,204
AZL International Index Fund, Class 2	73,591,005	168,449,665	(5,270,944)	236,276,569	1,847,698
AZL Invesco Growth and Income Fund	74,869,579	8,050,881	(79,777,468)	—	1,597,393
AZL Invesco International Equity Fund	123,843,714	6,969,710	(124,126,397)	—	2,113,885
AZL JPMorgan International Opportunities Fund	148,517,692	4,362,903	(144,685,930)	—	1,795,095
AZL JPMorgan U.S. Equity Fund	99,561,222	9,187,497	(103,615,880)	—	743,031
AZL MetWest Total Return Bond Fund	184,042,489	20,697,599	(15,620,660)	189,923,737	1,994,692
AZL MFS Investors Trust Fund	50,196,448	5,728,474	(52,297,134)	—	312,214
AZL MFS Mid Cap Value Fund	37,659,270	2,676,947	(40,814,120)	—	310,405
AZL MFS Value Fund	87,233,557	2,515,453	(93,386,494)	—	1,631,246
AZL Mid Cap Index Fund, Class 2	25,256,049	98,185,642	(9,901,978)	122,811,070	247,355
AZL Morgan Stanley Global Real Estate Fund	50,337,373	692,134	(51,841,943)	—	692,134
AZL Morgan Stanley Mid Cap Growth Fund	36,501,500	3,322,392	(35,294,471)	—	—
AZL Global Equity Index Fund	67,686,831	1,753,553	(63,904,508)	—	1,753,553
AZL Oppenheimer Discovery Fund	48,294,451	5,881,137	(49,599,143)	—	—
AZL Pyramis Total Bond Fund	184,410,195	23,439,530	(23,059,365)	188,174,316	5,761,970
AZL Russell 1000 Growth Index Fund, Class 2	47,138,571	249,107,219	(10,365,094)	286,156,605	447,984
AZL Russell 1000 Value Index Fund, Class 2	96,605,035	202,022,912	(30,811,731)	286,698,914	1,658,450
AZL Small Cap Stock Index Fund	—	47,458,552	(1,822,574)	52,063,304	—
AZL Emerging Markets Equity Index Fund, Class 2	22,017,103	70,800,274	(1,194,814)	90,560,225	135,033
AZL Wells Fargo Large Cap Growth Fund	50,214,179	46,397	(49,350,337)	—	46,397
NFJ Dividend Value Portfolio	49,908,535	3,376,047	(52,459,741)	—	1,007,043
PIMCO PVIT Global Advantage Strategy Bond Portfolio	75,491,591	718,227	(80,025,909)	—	720,547
PIMCO PVIT High Yield Portfolio	50,382,020	1,412,072	(54,314,154)	—	1,382,868
PIMCO PVIT Income Portfolio	—	100,238,017	(6,069,961)	95,770,673	3,538,867
PIMCO PVIT Low Duration Portfolio	75,392,750	1,179,683	(6,122,676)	70,381,649	1,072,801
PIMCO PVIT Real Return Portfolio	75,381,720	484,680	(79,228,925)	—	483,956
PIMCO PVIT Total Return Portfolio	183,590,172	21,906,781	(15,370,733)	190,678,846	3,721,744

	$2,354,984,192	$1,320,078,307	$(1,445,770,576)	$2,245,778,807	$37,750,495

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $24,395 was paid from the Fund relating to these fees and expenses.

10

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2016

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$2,245,778,807	$—	$2,245,778,807
Unaffiliated Investment Company	72,032	—	72,032

Total Investment Securities	2,245,850,839	—	2,245,850,839

Other Financial Instruments:*
Futures Contracts	(111,462)	—	(111,462)

Total Investments	$2,245,739,377	$—	$2,245,739,377

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Dynamic Moderate Fund	$1,320,078,307	$1,445,770,576

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Dynamic Moderate Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $2,158,001,201. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$106,737,058
Unrealized (depreciation)	(18,887,420)

Net unrealized appreciation/(depreciation)	$87,849,638

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Moderate Fund	$50,970,662	$148,289,923	$199,260,585

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Dynamic Moderate Fund	$33,171,485	$99,506,982	$132,678,467

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Dynamic Moderate Fund	$36,718,833	$185,608,061	$—	$87,849,638	$310,176,532

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had a controlling interest (in excess of 50%) in the AZL MetWest Total Return Bond Fund, which is affiliated with the Investment Adviser.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Dynamic Moderate Fund (formerly, AZL MVP Fusion Moderate Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Fusion Dynamic Moderate Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 22.71% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $148,289,923.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP Growth Index Strategy Fund (the “Fund”) returned 6.80%. That compared to a 11.96%, 2.65% and a 9.62% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Growth Composite Index1, respectively.

The Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index2, the S&P 600 Index3 and the MSCI EAFE Index4, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund.*

The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 gained 11.96% during the period while the MSCI EAFE, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65% during the period under review.

The Fund underperformed its composite benchmark for the period under review. The underperformance was primarily due to the Fund’s strategic allocation to international equity markets, which broadly lagged domestic stocks during the period. The underlying fixed-income portfolio also lagged its benchmark during the period, detracting further from relative performance. The Fund’s allocations to small- and mid-cap U.S. equities, however, contributed positively to relative returns as they collectively outperformed the larger stocks found in the S&P 500 Index. The S&P 400 Index gained 20.74% during the period while the S&P 600 Index rose 26.56%.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[3]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[4]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

			Since
	1	3	Inception
	Year	Year	(1/10/12)
AZL® MVP Growth Index Strategy Fund	6.80%	4.10%	8.68%
S&P 500 Index	11.96%	8.87%	14.10%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.26%
Growth Composite Index	9.62%	7.45%	11.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Growth Index Strategy Fund	0.69%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.12%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Growth Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (75%) S&P 500 and (25%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,045.60	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.53	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	53.6%
Fixed Income	23.1
International Equities	18.4
Money Market	— ^

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.1%):
48,576,453	AZL Enhanced Bond Index Fund	$518,310,753
29,249,324	AZL International Index Fund, Class 2	412,415,467
11,887,598	AZL Mid Cap Index Fund, Class 2	254,988,987
57,917,436	AZL S&P 500 Index Fund, Class 2	814,319,154
9,329,214	AZL Small Cap Stock Index Fund, Class 2	132,754,720

Total Affiliated Investment Companies (Cost $2,039,308,927)		2,132,789,081

Unaffiliated Investment Company (0.0%):
5,857	Dreyfus Treasury Prime Cash Management Fund Institutional Shares, 0.31%(a)	5,857

Total Unaffiliated Investment Company (Cost $5,857)		5,857

Total Investment Securities (Cost $2,039,314,784)(b) — 95.1%		2,132,794,938
Net other assets (liabilities) — 4.9%		110,577,849

Net Assets — 100.0%		$2,243,372,787

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $111,073,150 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	744	$83,186,640	$173,556
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	225	27,963,281	(169,252)

Total					$4,304

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$5,857
Investments in affiliates, at cost	2,039,308,927

Total Investment securities, at cost	$2,039,314,784

Investments in non-affiliates, at value	$5,857
Investments in affiliates, at value	2,132,789,081

Total Investment securities, at value	$2,132,794,938
Segregated cash for collateral	111,073,150
Interest and dividends receivable	3,445
Receivable for variation margin on futures contracts	504
Receivable for capital shares issued	1,128,129
Receivable for affiliated investments sold	1,055,130
Prepaid expenses	12,862

Total Assets	2,246,068,158

Liabilities:
Cash overdraft	2,143,972
Payable for capital shares redeemed	211,497
Payable for variation margin on futures contracts	217
Manager fees payable	189,404
Administration fees payable	5,829
Custodian fees payable	2,104
Administrative and compliance services fees payable	6,240
Trustee fees payable	4,739
Other accrued liabilities	131,369

Total Liabilities	2,695,371

Net Assets	$2,243,372,787

Net Assets Consist of:
Capital	$2,054,942,233
Accumulated net investment income/(loss)	28,019,266
Accumulated net realized gains/(losses) from investment transactions	66,926,830
Net unrealized appreciation/(depreciation) on investments	93,484,458

Net Assets	$2,243,372,787

Shares of beneficial interest (unlimited number of shares authorized, no par value)	159,301,510
Net Asset Value (offering and redemption price per share)	$14.08

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$26,652,730
Dividends	25,767

Total Investment Income	26,678,497

Expenses:
Manager fees	1,597,546
Administration fees	60,368
Custodian fees	3,116
Administrative and compliance services fees	26,662
Trustee fees	88,497
Professional fees	79,772
Shareholder reports	51,411
Other expenses	14,361

Total expenses	1,921,733

Net Investment Income/(Loss)	24,756,764

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(4,886,324)
Net realized gains distributions from affiliated underlying funds	92,372,988
Net realized gains/(losses) on futures contracts	(16,651,571)
Change in net unrealized appreciation/depreciation on investments	24,123,149

Net Realized/Unrealized Gains/(Losses) on Investments	94,958,242

Change in Net Assets Resulting From Operations	$119,715,006

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Growth Index Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change in Net Assets:
Operations:
Net investment income/(loss)	$24,756,764	$27,850,585
Net realized gains/(losses) on investment transactions	70,835,093	13,418,517
Change in unrealized appreciation/depreciation on investments	24,123,149	(58,218,218)

Change in net assets resulting from operations	119,715,006	(16,949,116)

Distributions to Shareholders:
From net investment income	(31,942,925)	(11,042,254)
From net realized gains	(8,888,678)	(11,515,211)

Change in net assets resulting from distributions to shareholders	(40,831,603)	(22,557,465)

Capital Transactions:
Proceeds from shares issued	151,231,938	307,517,730
Proceeds from shares issued in merger	642,975,499	—
Proceeds from dividends reinvested	40,831,603	22,557,465
Value of shares redeemed	(63,010,102)	(16,365,383)

Change in net assets resulting from capital transactions	772,028,938	313,709,812

Change in net assets	850,912,341	274,203,231
Net Assets:
Beginning of period	1,392,460,446	1,118,257,215

End of period	$2,243,372,787	$1,392,460,446

Accumulated net investment income/(loss)	$28,019,266	$31,942,865

Share Transactions:
Shares issued	11,127,802	21,813,939
Shares issued in merger	47,001,133	—
Dividends reinvested	3,000,118	1,683,393
Shares redeemed	(4,601,086)	(1,188,071)

Change in shares	56,527,967	22,309,261

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$13.55		$13.90	$13.23	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14		0.25	0.10	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.77		(0.36)	0.75	2.18	1.01

Total from Investment Activities	0.91		(0.11)	0.85	2.28	1.10

Dividends to Shareholders From:
Net Investment Income	(0.30)		(0.12)	(0.10)	—	(0.12)
Net Realized Gains	(0.08)		(0.12)	(0.08)	— (b)	(0.03)

Total Dividends	(0.38)		(0.24)	(0.18)	— (b)	(0.15)

Net Asset Value, End of Period	$14.08		$13.55	$13.90	$13.23	$10.95

Total Return(c)	6.80%		(0.80)%	6.47%	20.85%	10.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,243,373		$1,392,460	$1,118,257	$768,606	$261,143
Net Investment Income/(Loss)(e)	1.55%		2.17%	1.05%	1.25%	1.47%
Expenses Before Reductions*(e)(f)	0.12%		0.12%	0.12%	0.13%	0.22%
Expenses Net of Reductions*(e)	0.12%		0.12%	0.12%	0.13%	0.15%
Portfolio Turnover Rate	4	%(g)	1%	1%	— (h)	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary, the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 4%.

(h)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $111.1 million as of December 31, 2016. The monthly average notional amount for these contracts was $101.6 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$173,556	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		169,252

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(16,429,017)	$130,524

Interest Rate Risk Exposure

Interest Rate Contracts		(222,554)	(91,573)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Enhanced Bond Index Fund	$331,777,725	$134,825,700	$(13,244,925)	$518,310,753	$6,850,143
AZL International Index Fund, Class 2	264,425,252	79,414,487	(9,405,182)	412,415,467	7,474,715
AZL Mid Cap Index Fund, Class 2	152,345,889	95,929,782	(10,982,520)	254,988,987	1,713,464
AZL S&P 500 Index Fund, Class 2	497,220,720	266,757,910	(8,149,202)	814,319,154	9,699,393
AZL Small Cap Stock Index Fund, Class 2	75,970,242	52,424,478	(6,753,453)	132,754,720	915,015

	$1,321,739,828	$629,352,357	$(48,535,282)	$2,132,789,081	$26,652,730

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $16,078 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$2,132,789,081	$—	$2,132,789,081
Unaffiliated Investment Company	5,857		5,857

Total Investment Securities	2,132,794,938	—	2,132,794,938

Other Financial Instruments:*
Futures Contracts	4,304	—	4,304

Total Investments	$2,132,799,242	$—	$2,132,799,242

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$629,352,357	$63,053,806

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $2,044,292,039. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$121,930,839
Unrealized (depreciation)	(33,427,940)

Net unrealized appreciation/(depreciation)	$88,502,899

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$31,942,925	$8,888,678	$40,831,603

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$13,168,359	$9,389,106	$22,557,465

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$28,019,267	$71,908,388	$—	$88,502,899	$188,430,554

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

Effective as of the close of business October 21, 2016, the Fund acquired all of the net assets of the AZL MVP Fusion Growth Fund (“Acquired Fund”), an open-end management investment company, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 47,001,133 shares of the Fund, valued at $642,975,499, for 53,513,953 shares of the Acquired Fund outstanding as of close of business October 21, 2016.

The investment portfolio and cash of the Acquired Fund were the principal assets acquired by the Fund. At the close of business October 21, 2016, the Acquired Fund had a fair value of $643,223,205 and identified cost of $640,882,959. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $1,520,825,037. All fees and expenses incurred by the Acquired Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and the Acquired Fund, except that the expenses borne by the Acquired Fund did not exceed $178,000, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$36,498,973
Net realized/unrealized gains/(losses)	87,686,374

Change in net assets resulting from operations	$124,185,347

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since October 22, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$223,205,153
Proceeds from sales	—

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Growth Index Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 37.58% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $8,888,678.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP Moderate Index Strategy Fund

(formerly AZL® MVP Invesco Equity and Income Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Moderate Index Strategy Fund Review (unaudited)

(formerly AZL® MVP Invesco Equity and Income Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Moderate Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP Moderate Index Strategy Fund (the “Fund”) returned 5.43%. That compared to a 11.96%, 2.65% and a 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

Effective October 14, 2016, the Fund’s name was changed to the AZL MVP Moderate Index Strategy Fund and Allianz Investment Management LLC (the “Manager”) assumed direct responsibility for the day-to-day management of the Fund’s assets. At the same time, the Fund’s investment strategies changed such that the Fund became a fund of funds which invested primarily in the shares of other mutual funds managed by the manager (the “Index Strategy Underlying Funds”).

The Fund is designed to provide a diversified portfolio consisting of index funds in equity and fixed income asset classes,combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review as U.S. economic growth remained steady and central banks in many major economies continued to pursue accommodative strategies. Even so, the path of equity returns was not linear as global markets declined sharply following Britain’s June vote to leave the European Union only to rebound days later. U.S. equities also posted strong gains following the U.S. presidential election. The S&P 500 Index gained 11.96% during the period while the MSCI EAFE Index2, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Bond Index gained 2.65% during the period under review.

The Fund underperformed its reference benchmark for the 12-month period under review. Weak stock selection within materials was a large detractor from relative performance. In particular, low exposure to metal mining companies hurt relative performance when these stocks rallied on rising metal prices.*

The high-quality bonds and convertible bonds, including the Fund’s use of futures to gain exposure to U.S. Treasuries, in the fixed-income portion of the portfolio posted positive performance, but underperformed equities. As a result, these holdings detracted from the Fund’s performance relative to its composite benchmark.*

Strong stock selection and underweight allocations in consumer discretionary and health care stocks were large contributors to the Fund’s performance relative to its composite benchmark. Stock selection and an overweight allocation to energy stocks also enhanced relative performance, as did stock selection in consumer staples. The Fund made use of currency forward contracts for the purpose of hedging currency exposure to non-U.S.-based companies held in the portfolio. These currency forward contracts had a positive impact on the Fund’s performance during the period.*

Following the change which occurred on October 14, 2016 through December 31, 2016, the Fund had a total return of 2.35%, and performed in line with its composite benchmark (2.33% total return).

Allocations to small- and mid-cap U.S. equities supported relative returns as they collectively outperformed the larger stocks found in the S&P 500. The Fund’s relative performance was hurt by a strategic allocation to international equity as non-U.S. equity markets broadly lagged their domestic counterparts during the period.*

The MVP risk management process which includes the use of derivatives, futures in particular, worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. In early 2016, global growth concerns led to increased volatility and the MVP reduced the Fund’s equity exposure. Equity markets quickly recovered, however, and the MVP risk management process ultimately caused a drag on the Fund’s performance relative to its benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

Investors cannot invest directly in an index.

1

AZL® MVP Moderate Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

			Since
	1	3	Inception
	Year	Year	(1/10/12)
AZL® MVP Moderate Index Strategy Fund	5.43%	3.43%	8.38%
S&P 500 Index	11.96%	8.87%	14.10%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.26%
Balanced Composite Index	8.21%	6.58%	9.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Moderate Index Strategy Fund	0.71%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) S&P 500 and (40%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,060.60	$0.62	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Moderate Index Strategy Fund	$1,000.00	$1,024.53	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	42.7%
Fixed Income	37.1
International Equities	15.2

Total Investment Securities	95.0
Net other assets (liabilities)	5.0

Net Assets	100.0%

3

AZL MVP Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.0%):
18,097,624	AZL Enhanced Bond Index Fund	$193,101,645
5,617,310	AZL International Index Fund, Class 2	79,204,077
2,241,417	AZL Mid Cap Index Fund, Class 2	48,078,403
10,603,610	AZL S&P 500 Index Fund, Class 2	149,086,758
1,740,684	AZL Small Cap Stock Index Fund, Class 2	24,769,929

Total Affiliated Investment Companies (Cost $482,038,254)		494,240,812

Total Investment Securities (Cost $482,038,254)(a) — 95.0%		494,240,812
Net other assets (liabilities) — 5.0%		25,871,365

Net Assets — 100.0%		$520,112,177

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $26,013,922 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	139	$15,541,590	$32,100
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	84	10,439,625	(63,387)

Total					$(31,287)

See accompanying notes to the financial statements.

4

AZL MVP Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$482,038,254

Investments in affiliates, at value	$494,240,812
Segregated cash for collateral	26,013,922
Interest and dividends receivable	11
Receivable for capital shares issued	31,193
Receivable for affiliated investments sold	1,681,737
Prepaid expenses	2,940

Total Assets	521,970,615

Liabilities:
Cash overdraft	1,692,845
Payable for capital shares redeemed	93,775
Manager fees payable	44,349
Administration fees payable	4,832
Custodian fees payable	1,095
Administrative and compliance services fees payable	1,478
Trustee fees payable	1,122
Other accrued liabilities	18,942

Total Liabilities	1,858,438

Net Assets	$520,112,177

Net Assets Consist of:
Capital	$486,624,517
Accumulated net investment income/(loss)	8,896,980
Accumulated net realized gains/(losses) from investment transactions	12,419,409
Net unrealized appreciation/(depreciation) on investments	12,171,271

Net Assets	$520,112,177

Shares of beneficial interest (unlimited number of shares authorized, no par value)	38,537,921
Net Asset Value (offering and redemption price per share)	$13.50

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$9,550,108
Dividends	3,304

Total Investment Income	9,553,412

Expenses:
Manager fees	520,252
Administration fees	54,617
Custodian fees	1,874
Administrative and compliance services fees	7,776
Trustee fees	26,474
Professional fees	19,805
Shareholder reports	15,188
Other expenses	10,436

Total expenses	656,422

Net Investment Income/(Loss)	8,896,990

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	12,276,655
Net realized gains distributions from affiliated underlying funds	16,154,057
Net realized gains/(losses) on futures contracts	(15,992,619)
Change in net unrealized appreciation/depreciation on investments	6,603,332

Net Realized/Unrealized Gains/(Losses) on Investments	19,041,425

Change in Net Assets Resulting From Operations	$27,938,415

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Moderate Index Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$8,896,990	$10,019,001
Net realized gains/(losses) on investment transactions	12,438,093	17,325,307
Change in unrealized appreciation/depreciation on investments	6,603,332	(44,072,890)

Change in net assets resulting from operations	27,938,415	(16,728,582)

Distributions to Shareholders:
From net investment income	(11,530,345)	(2,550,798)
From net realized gains	(15,559,033)	(12,524,529)

Change in net assets resulting from distributions to shareholders	(27,089,378)	(15,075,327)

Capital Transactions:
Proceeds from shares issued	26,814,181	83,138,412
Proceeds from dividends reinvested	27,089,378	15,075,327
Value of shares redeemed	(55,484,626)	(13,022,406)

Change in net assets resulting from capital transactions	(1,581,067)	85,191,333

Change in net assets	(732,030)	53,387,424
Net Assets:
Beginning of period	520,844,207	467,456,783

End of period	$520,112,177	$520,844,207

Accumulated net investment income/(loss)	$8,896,980	$11,530,335

Share Transactions:
Shares issued	2,047,099	5,858,209
Dividends reinvested	2,071,053	1,120,010
Shares redeemed	(4,178,626)	(909,382)

Change in shares	(60,474)	6,068,837

See accompanying notes to the financial statements.

6

AZL MVP Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,					January 10, 2012 to December 31, 2012 (a)
	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$13.49		$14.37	$13.34	$10.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.23		0.25	0.06	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.48		(0.71)	1.06	2.50	0.79

Total from Investment Activities	0.71		(0.46)	1.12	2.57	0.89

Dividends to Shareholders From:
Net Investment Income	(0.30)		(0.07)	(0.05)	—	(0.10)
Net Realized Gains	(0.40)		(0.35)	(0.04)	— (b)	(0.02)

Total Dividends	(0.70)		(0.42)	(0.09)	— (b)	(0.12)

Net Asset Value, End of Period	$13.50		$13.49	$14.37	$13.34	$10.77

Total Return(c)	5.43%		(3.21)%	8.42%	23.88%	8.89	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$520,112		$520,844	$467,457	$298,836	$79,526
Net Investment Income/(Loss)(e)	1.71%		1.97%	0.65%	0.89%	1.82%
Expenses Before Reductions*(e)(f)	0.13%		0.13%	0.14%	0.16%	0.36%
Expenses Net of Reductions*(e)	0.13%		0.13%	0.14%	0.15%	0.15%
Portfolio Turnover Rate(g)	108	%(h)	2%	1%	—	9	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (“the Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(h)	Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

7

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Moderate Index Strategy Fund (formerly, AZL MVP Invesco Equity and Income Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $26 million as of December 31, 2016. The monthly average notional amount for these contracts was $53.7 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$32,100	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		63,387

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(16,027,459)	$199,565

Interest Rate Risk Exposure

Interest Rate Contracts		34,840	(15,951)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Moderate Index Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Invesco Equity and Income Fund	$494,565,552	$33,812,695	$(533,764,681)	$—	$9,550,108
AZL Enhanced Bond Index Fund	—	200,835,800	(3,424,953)	193,101,645	—
AZL International Index Fund, Class 2	—	78,846,312	(146,188)	79,204,077	—
AZL Mid Cap Index Fund, Class 2	—	47,308,165	(4,121,777)	48,078,403	—
AZL S&P 500 Index Fund, Class 2	—	150,602,900	(9,865,896)	149,086,758	—
AZL Small Cap Stock Index Fund, Class 2	—	23,654,149	(2,757,638)	24,769,929	—

	$494,565,552	$535,060,021	$(554,081,133)	$494,240,812	$9,550,108

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $5,318 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$494,240,812	$—	$494,240,812

Total Investment Securities	494,240,812	—	494,240,812

Other Financial Instruments:*
Futures Contracts	(31,287)	—	(31,287)

Total Investments	$494,209,525	$—	$494,209,525

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Moderate Index Strategy Fund	$535,060,021	$554,081,133

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $482,038,285. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$16,516,087
Unrealized (depreciation)	(4,313,560)

Net unrealized appreciation/(depreciation)	$12,202,527

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Moderate Index Strategy Fund	$11,530,345	$15,559,033	$27,089,378

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Moderate Index Strategy Fund	$3,299,807	$11,775,520	$15,075,327

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Moderate Index Strategy Fund	$8,896,981	$12,388,152	$—	$12,202,527	$33,487,660

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Moderate Index Strategy Fund (formerly, AZL MVP Invesco Equity and Income Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Moderate Index Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 38.65% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $15,559,033.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP Pyramis® Multi-Strategy Fund

(formerly AZL® MVP Franklin Templeton Founding Strategy Plus Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Pyramis® Multi-Strategy Fund Review (unaudited)

(formerly AZL® MVP Franklin Templeton Founding Strategy Plus Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Pyramis® Multi-Strategy Fund.

What factors affected the Fund’s performance for year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP Pyramis® Multi-Strategy Fund (the “Fund”) returned 0.82%. That compared to a 11.96%, 2.65% and a 6.35% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund currently invests in one underlying fund, the AZL® Pyramis® Multi-Strategy Fund. Approximately 60% of the underlying fund’s assets are managed by its subadviser, FIAM LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the underlying fund’s assets will be managed by its subadviser, Geode Capital Management, LLC, investing in primarily in large-cap common stocks.

The global economy grew moderately during the 12-month period, despite slower growth in some countries. Domestic equities tumbled early in the period amid investor concerns over a slowing Chinese economy and falling commodity prices. Stocks rebounded as China’s central bank announced stimulus measures and the U.S. Federal Reserve adopted a cautious tone on interest rates. The U.K.’s Brexit roiled stock markets in June, but equities recovered quickly. Stocks also dipped before the U.S. presidential election but rallied after the election of Donald Trump. Most major bond sectors rose during the period.

Bonds performed well in the first half of the period, due in large part to a decline in interest rates, an improvement in commodity prices, an accommodative monetary policy and mostly stable U.S. economic conditions. The second half of the year proved more challenging for bonds as interest rates moved higher and inflation expectations rose.

The Fund’s returns were helped by exposure in its underlying funds to fixed income assets, particularly among high-yield corporate bonds and exposure to corporate credits in the energy and communications sectors. The Fund also benefited from investments by its underlying funds in a California-based information technology company, a New Jersey-based global pharmaceutical company and a U.K.-based global tobacco company. Stock selection by an underlying fund in the materials and industrials sectors, as well as stock selection in the energy sector, also benefited relative results. However, individual fixed income securities of several oil and gas companies detracted from Fund results during this period. The Fund was also hurt by stock selection in the health care and financials sectors.*

The Fund’s underlying fund used derivatives during the period, including FX forward contracts to manage foreign currency exposures, and interest rate swaps to hedge against duration and yield curve risks. The fund benefited from many currency positions during the period, including those held through FX forwards. However, select currency positions dragged on relative results, such as underweighted positions in the Japanese yen, the euro and the Australian dollar.*

The Fund’s relative performance benefited from exposure to Treasury inflation-protected securities, as well from an underweight position in mortgage-backed securities. The Fund also benefited from stock selection in the health care sector and the financials sector, particularly among large banks. The choice of stocks in the energy sector dragged on relative results. The Fund employed S&P 500 Index futures, which had no material impact on performance.*

The MVP risk management process, which includes the use of derivatives, worked as intended during the period under review and largely maintained a neutral equity allocation for most of the year relative to its target. There were two periods of volatility in 2016 during which the MVP process reduced the Fund’s equity exposure. Global growth concerns led to increased volatility at the start of the year, and volatility returned in mid-2016 as markets grappled with the U.K.’s vote to exit the European Union. In both instances, markets quickly recovered, and the MVP risk management process ultimately dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP Pyramis® Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Pyramis® Multi-Strategy Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

			Since
	1	3	Inception
	Year	Year	(4/30/12)
AZL® MVP Pyramis® Multi-Strategy Fund	0.82%	-1.09%	4.31%
S&P 500 Index	11.96%	8.87%	13.03%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.09%
Balanced Composite Index	6.35%	5.41%	6.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP Pyramis Multi-Strategy Fund	0.83%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.15%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (40%) S&P 500 and (60%) Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Pyramis Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Pyramis Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Pyramis Multi-Strategy Fund	$1,000.00	$1,024.50	$0.66	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP Pyramis Multi-Strategy Fund	$1,000.00	$1,024.48	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Balanced	95.1%

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Company (95.1%):
21,961,877	AZL Pyramis Multi-Strategy Fund	$272,986,136

Total Affiliated Investment Company (Cost $282,917,627)		272,986,136

Total Investment Securities (Cost $282,917,627)(a) — 95.1%		272,986,136
Net other assets (liabilities) — 4.9%		14,169,536

Net Assets — 100.0%		$287,155,672

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $14,393,395 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	51	$5,702,310	$11,309
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	69	8,575,406	(51,978)

Total					$(40,669)

See accompanying notes to the financial statements.

4

AZL MVP Pyramis Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$282,917,627

Investments in affiliates, at value	$272,986,136
Segregated cash for collateral	14,393,395
Interest and dividends receivable	4
Receivable for affiliated investments sold	44,944
Prepaid expenses	1,541

Total Assets	287,426,020

Liabilities:
Cash overdraft	44,908
Payable for capital shares redeemed	173,339
Payable for variation margin on futures contracts	9,519
Manager fees payable	24,422
Administration fees payable	4,685
Custodian fees payable	1,076
Administrative and compliance services fees payable	810
Trustee fees payable	615
Other accrued liabilities	10,974

Total Liabilities	270,348

Net Assets	$287,155,672

Net Assets Consist of:
Capital	$310,825,876
Accumulated net investment income/(loss)	3,716,470
Accumulated net realized gains/(losses) from investment transactions	(17,414,514)
Net unrealized appreciation/(depreciation) on investments	(9,972,160)

Net Assets	$287,155,672

Shares of beneficial interest (unlimited number of shares authorized, no par value)	26,602,341
Net Asset Value (offering and redemption price per share)	$10.79

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$4,109,665
Dividends	1,661

Total Investment Income	4,111,326

Expenses:
Manager fees	297,017
Administration fees	52,729
Custodian fees	1,678
Administrative and compliance services fees	4,168
Trustee fees	14,058
Professional fees	10,340
Shareholder reports	8,603
Recoupment of prior expenses reimbursed by the manager	51
Other expenses	6,192

Total expenses	394,836

Net Investment Income/(Loss)	3,716,490

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(6,544,419)
Net realized gains distributions from affiliated underlying funds	5,087,086
Net realized gains/(losses) on futures contracts	(15,311,651)
Change in net unrealized appreciation/depreciation on investments	15,404,491

Net Realized/Unrealized Gains/(Losses) on Investments	(1,364,493)

Change in Net Assets Resulting From Operations	$2,351,997

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Pyramis Multi-Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,716,490	$11,849,982
Net realized gains/(losses) on investment transactions	(16,768,984)	4,302,154
Change in unrealized appreciation/depreciation on investments	15,404,491	(36,121,291)

Change in net assets resulting from operations	2,351,997	(19,969,155)

Distributions to Shareholders:
From net investment income	(11,849,955)	(4,497,810)
From net realized gains	(4,637,599)	(5,307,311)

Change in net assets resulting from distributions to shareholders	(16,487,554)	(9,805,121)

Capital Transactions:
Proceeds from shares issued	11,951,865	44,569,516
Proceeds from dividends reinvested	16,487,554	9,805,121
Value of shares redeemed	(34,816,037)	(14,123,192)

Change in net assets resulting from capital transactions	(6,376,618)	40,251,445

Change in net assets	(20,512,175)	10,477,169
Net Assets:
Beginning of period	307,667,847	297,190,678

End of period	$287,155,672	$307,667,847

Accumulated net investment income/(loss)	$3,716,470	$11,849,948

Share Transactions:
Shares issued	1,091,028	3,651,994
Dividends reinvested	1,551,040	857,841
Shares redeemed	(3,194,431)	(1,143,789)

Change in shares	(552,363)	3,366,046

See accompanying notes to the financial statements.

6

AZL MVP Pyramis Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,				April 27, 2012 to December 31, 2012 (a)
	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.33	$12.49	$12.39	$10.52	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.43	0.12	0.12	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	(0.07)	(1.20)	0.17	1.75	0.56

Total from Investment Activities	0.08	(0.77)	0.29	1.87	0.69

Dividends to Shareholders From:
Net Investment Income	(0.45)	(0.18)	(0.11)	—	(0.13)
Net Realized Gains	(0.17)	(0.21)	(0.08)	— (b)	(0.04)

Total Dividends	(0.62)	(0.39)	(0.19)	— (b)	(0.17)

Net Asset Value, End of Period	$10.79	$11.33	$12.49	$12.39	$10.52

Total Return(c)	0.82%	(6.21)%	2.33%	17.79%	6.87	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$287,156	$307,668	$297,191	$204,518	$44,647
Net Investment Income/(Loss)(e)	1.25%	3.85%	1.42%	1.75%	3.46%
Expenses Before Reductions*(e)(f)	0.13%	0.15%	0.15%	0.17%	0.48%
Expenses Net of Reductions*(e)	0.13%	0.15%	0.15%	0.15%	0.15%
Portfolio Turnover Rate	4%	4%	4%	9%	34	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from April 30, 2012 to December 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP FTFSP Investments Trust (“the Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Pyramis Multi-Strategy Fund (formerly, AZL MVP Franklin Templeton Founding Strategy Plus Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $14.3 million as of December 31, 2016. The monthly average notional amount for these contracts was $37.8 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$11,309	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		51,978

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(15,205,503)	$2,248

Interest Rate Risk Exposure

Interest Rate Contracts		(106,148)	(23,495)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Pyramis Multi-Strategy Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL Pyramis Multi-Strategy Fund	$292,302,682	$10,542,515	$(38,740,380)	$272,986,136	$4,109,665

	$292,302,682	$10,542,515	$(38,740,380)	$272,986,136	$4,109,665

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $3,062 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$272,986,136	$—	$272,986,136

Total Investment Securities	272,986,136	—	272,986,136

Other Financial Instruments:*
Futures Contracts	(40,669)	—	(40,669)

Total Investments	$272,945,467	$—	$272,945,467

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Pyramis Multi-Strategy Fund	$10,542,515	$38,740,380

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $285,125,788. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized (depreciation)	(12,139,652)

Net unrealized appreciation/(depreciation)	$(12,139,652)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MVP Pyramis Multi-Strategy Fund	$6,129,994	$9,117,028	$15,247,022

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Pyramis Multi-Strategy Fund	$11,849,968	$4,637,586	$16,487,554

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Pyramis Multi-Strategy Fund	$5,014,758	$4,790,363	$9,805,121

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Pyramis Multi-Strategy Fund	$3,716,470	$—	$(15,247,022)	$(12,139,652)	$(23,670,204)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Pyramis Multi-Strategy Fund (formerly, AZL MVP Franklin Templeton Founding Strategy Plus Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP Pyramis Multi-Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 19.89% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $4,637,586.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund

(formerly AZL® MVP T. Rowe Price Capital Appreciation Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (unaudited)

(formerly AZL® MVP T. Rowe Price Capital Appreciation Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”) returned 7.62%. That compared to a 11.96%, 2.65% and a 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund is a fund of funds that invests primarily in a combination of three underlying mutual funds (the “Underlying Funds”), which are managed by the Manager. The Fund is designed to provide a diversified portfolio consisting of Underlying Funds in equity and fixed income asset classes, combined with the MVP (Managed Volatility Portfolio) risk management process intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The 12 months ended December 31, 2016 included strong returns for equities and several political surprises that impacted financial markets. The S&P 500 Index had a poor start to the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices. Stocks recovered in February and rose through late June as investor outlook improved. A brief but intense sell-off followed the U.K.’s unexpected vote in favor of leaving the European Union on June 23, but stocks quickly resumed their upward trajectory on expectations that global central banks would provide additional monetary policy.

After trading mostly flat in the weeks leading up to the November 8 U.S. election, stocks rallied strongly on a surprise presidential victory by Donald Trump. Investors drove share prices higher in anticipation of a more accommodating regulatory environment and fiscal stimulus such as tax cuts and increased infrastructure spending. Most sectors gained ground during the annual period, with energy, telecommunication services and financials leading. Health care and consumer staples were the main laggards.

The equity portion of the Fund strongly outperformed through the first three quarters of the year, driven by holdings in high quality names with durable growth and defensive characteristics. Weak performance in the final quarter, driven by the surprise election results, offset most of those gains. The postelection rally drove investors out of defensive areas of the market and into cyclical and lower-quality areas. The Fund maintained a cautious position in its portfolio holdings given relatively high valuations and a persistent uncertainty regarding the new administration’s policies. We maintained an overweight exposure to health care companies and added to the Fund’s position in consumer staples throughout the year under review.*

Stock selection decisions in the health care and consumer discretionary sectors contributed positively to the Fund’s performance relative to its equity benchmark, the S&P 500 Index. Stock selection in the information technology sector and an overweight position to consumer staples detracted from relative performance, however.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings added to performance relative to its fixed income benchmark. The portfolio’s short duration securities also helped relative results later in the year as interest rates moved higher.*

The Fund maintained significant exposure to covered call options—this derivative provided downside protection for the portfolio while offering the benefits of owning a stock as long as the stock remains below the option strike price. These benefits included dividends and capital appreciation. The Fund held equity options throughout the period while equity rights were held periodically. Both options and rights were held at the end of the annual period.*

The MVP risk management process, which involves the use of derivatives, worked as intended and largely maintained a neutral equity allocation for most of the year relative to its target. In early 2016, concerns about global growth led to increased volatility, and the MVP reduced the Fund’s equity exposure. Equity markets quickly recovered, however, and the MVP risk management process dragged on relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® MVP T. Rowe Price Capital Appreciation Plus Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Index Strategy Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

		Since
	1	Inception
	Year	(1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	7.62%	7.69%
S&P 500 Index	11.96%	9.06%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	2.81%
Balanced Composite Index	8.21%	6.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MVP T. Rowe Price Capital Appreciation Plus Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.15% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,029.80	$0.61	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$1,000.00	$1,024.53	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	77.0%
Fixed Income	18.0
Money Market	0.1

Total Investment Securities	95.1
Net other assets (liabilities)	4.9

Net Assets	100.0%

3

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (95.0%):
15,145,165	AZL Enhanced Bond Index Fund	$161,598,910
17,434,629	AZL S&P 500 Index Fund, Class 2	245,130,882
27,179,714	AZL T. Rowe Price Capital Appreciation Fund	447,921,695

Total Affiliated Investment Companies (Cost $831,020,962)		854,651,487

Unaffiliated Investment Company (0.1%):
934,933	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(a)	934,933

Total Unaffiliated Investment Company (Cost $934,933)		934,933

Total Investment Securities (Cost $831,955,895)(b) — 95.1%		855,586,420
Net other assets (liabilities) — 4.9%		44,129,584

Net Assets — 100.0%		$899,716,004

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $45,038,093 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	240	$26,834,400	$52,628
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	145	18,020,781	(106,808)

Total					$(54,180)

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$934,933
Investments in affiliates, at cost	831,020,962

Total Investment securities, at cost	$831,955,895

Investments in non-affiliates, at value	$934,933
Investments in affiliates, at value	854,651,487

Total Investment securities, at value	$855,586,420
Cash	3,886
Segregated cash for collateral	45,038,093
Interest and dividends receivable	221
Receivable for capital shares issued	96,894
Prepaid expenses	4,643

Total Assets	900,730,157

Liabilities:
Payable for affiliated investments purchased	778,728
Payable for capital shares redeemed	120,905
Manager fees payable	75,628
Administration fees payable	5,064
Custodian fees payable	1,070
Administrative and compliance services fees payable	2,558
Trustee fees payable	1,943
Other accrued liabilities	28,257

Total Liabilities	1,014,153

Net Assets	$899,716,004

Net Assets Consist of:
Capital	$845,900,984
Accumulated net investment income/(loss)	12,492,263
Accumulated net realized gains/(losses) from investment transactions	17,746,412
Net unrealized appreciation/(depreciation) on investments	23,576,345

Net Assets	$899,716,004

Shares of beneficial interest (unlimited number of shares authorized, no par value)	78,434,420
Net Asset Value (offering and redemption price per share)	$11.47

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends from affiliates	$5,730,427
Dividends	11,896

Total Investment Income	5,742,323

Expenses:
Manager fees	785,607
Administration fees	56,828
Custodian fees	1,968
Administrative and compliance services fees	12,743
Trustee fees	43,475
Professional fees	34,942
Shareholder reports	20,554
Other expenses	15,372

Total expenses	971,489

Net Investment Income/(Loss)	4,770,834

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(6,270,993)
Net realized gains distributions from affiliated underlying funds	31,696,004
Net realized gains/(losses) on futures contracts	132,178
Change in net unrealized appreciation/depreciation on investments	28,194,103

Net Realized/Unrealized Gains/(Losses) on Investments	53,751,292

Change in Net Assets Resulting From Operations	$58,522,126

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,770,834	$2,428,351
Net realized gains/(losses) on investment transactions	25,557,189	14,694,243
Change in unrealized appreciation/depreciation on investments	28,194,103	(2,256,692)

Change in net assets resulting from operations	58,522,126	14,865,902

Distributions to Shareholders:
From net investment income	(12,329,148)	—
From net realized gains	(4,719,453)	(201,795)

Change in net assets resulting from distributions to shareholders	(17,048,601)	(201,795)

Capital Transactions:
Proceeds from shares issued	194,423,422	370,902,066
Proceeds from dividends reinvested	17,048,601	201,795
Value of shares redeemed	(17,628,201)	(10,212,396)

Change in net assets resulting from capital transactions	193,843,822	360,891,465

Change in net assets	235,317,347	375,555,572
Net Assets:
Beginning of period	664,398,657	288,843,085

End of period	$899,716,004	$664,398,657

Accumulated net investment income/(loss)	$12,492,263	$12,329,140

Share Transactions:
Shares issued	17,453,257	34,364,341
Dividends reinvested	1,516,780	19,001
Shares redeemed	(1,590,113)	(957,157)

Change in shares	17,379,924	33,426,185

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,		January 10, 2014 to December 31, 2014 (a)
	2016	2015
Net Asset Value, Beginning of Period	$10.88	$10.45	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03	0.04	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.79	0.39	1.11

Total from Investment Activities	0.82	0.43	1.12

Dividends to Shareholders From:
Net Investment Income	(0.17)	—		(0.01)
Net Realized Gains	(0.06)	— (b)		(0.66)

Total Dividends	(0.23)	— (b)		(0.67)

Net Asset Value, End of Period	$11.47	$10.88	$10.45

Total Return(c)	7.62%	4.15%	11.19	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$899,716	$664,399	$288,843
Net Investment Income/(Loss)(e)	0.61%	0.49%		0.26%
Expenses Before Reductions*(e)(f)	0.12%	0.13%		0.14%
Expenses Net of Reductions*(e)	0.12%	0.13%		0.14%
Portfolio Turnover Rate(g)	52%	1%	1	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services - Investment Companies. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Plus Fund (formerly, AZL MVP T. Rowe Price Capital Appreciation Fund) (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $44.9 million as of December 31, 2016. The monthly average notional amount for these contracts was $40.2 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$52,628	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate Contracts		—		106,808

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$216,349	$33,710

Interest Rate Risk Exposure

Interest Rate Contracts		(84,171)	(48,505)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During year ended December 31, 2016, there were no voluntary waivers.

9

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests and is paid a separate fee from the underlying funds for such services. At December 31, 2016, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
AZL T. Rowe Price Capital Appreciation Fund	$630,242,972	$187,336,118	$(381,990,178)	$447,921,695	$5,730,427
AZL Enhanced Bond Index Fund	—	166,558,732	(1,550,205)	161,598,910	—
AZL S&P 500 Index Fund, Class 2	—	233,297,240	(1,181,096)	245,130,882	—

	$630,242,972	$587,192,090	$(384,721,479)	$854,651,487	$5,730,427

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair values services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $7,757 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$854,651,487	$—	$854,651,487
Unaffiliated Investment Company	934,933	—	934,933

Total Investment Securities	855,586,420	—	855,586,420

Other Financial Instruments:*
Futures Contracts	(54,180)	—	(54,180)

Total Investments	$855,532,240	$—	$855,532,240

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$587,192,090	$384,721,479

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $832,692,005. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$27,027,803
Unrealized (depreciation)	(4,133,388)

Net unrealized appreciation/(depreciation)	$22,894,415

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,329,149	$4,719,452	$17,048,601

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$79,958	$121,837	$201,795

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP T. Rowe Price Capital Appreciation Plus Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	$12,552,188	$18,368,417	$—	$22,894,415	$53,815,020

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP T. Rowe Price Capital Appreciation Plus Fund (formerly, AZL MVP T. Rowe Price Capital Appreciation Fund) (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MVP T. Rowe Price Capital Appreciation Plus Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 19.53% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.
During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $4,719,452.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, and Moderate Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of each of the Funds. This included, for example, performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on all of the Funds for the previous quarter, and previous one, three and five year periods, to the extent the Funds were in existence for such periods. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, for the 10 Funds for which three year performance information was available, five Funds were in the top 40% and five Funds were in the bottom 40%. For the 12 Funds for which one year performance information was available, for the one year period ended June 30, 2016, three Funds were in the top 40%, five Funds were in the middle 20%, and four Funds were in the bottom 40%. The Manager also reported that for the five Funds for which five year performance information was available, for the five year period ended June 30, 2016, three were in the top 40% and two were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the eight Funds for which three year performance information was available, for the three year period ended June 30, 2016, five Funds were in the top 40%, one Fund was in the middle 20%, and two were in the bottom 40%. For the ten Funds for which one year performance was available, for the one year period ended June 30, 2016, four Funds were in the top 40%, three were in the middle 20%, and three were in the bottom 40%.

At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the three MVP Fusion Funds the advisory fee paid put these Funds in the 41st percentile of the customized peer group. The Manager reported that for three Index Strategy Funds the advisory fee paid put them in the 33rd percentile of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP DFA Multi-Strategy, AZL MVP T. Rowe Price Capital Appreciation, and for the AZL DFA Multi-Strategy Funds, the advisory paid fee was in the 10th percentile. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $10.4 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.4 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35

Argus Group Holdings and Subsidiaries;

Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
Interested Trustees(3)
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

18

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

19

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2016	2015
(a) Audit Fees	$161,000	$163,000
(b) Audit-Related Fees	$10,000	$5,500

The 2016 fees relate to the consent on Form N-1A for the annual registration statement and review of the Form N-14 filed with the Securities Exchange Commission paid to KPMG LLP. The 2015 fees relate to the review of post-effective registration statements paid to KPMG LLP.

	2016	2015
(c) Tax Fees	$46,900	$42,000

The 2016 fees relate to the preparation of the registrant’s federal income tax returns and review of the final tax calculation and tax opinions and preparation of Form 966 for merged funds. The 2015 fees relate to the preparation of the registrant’s tax returns and review of capital gain distribution calculations and preparation of excise tax returns.

	2016	2015
(d) All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

	2016	2015
4(g)	$56,900	$47,500

Aggregate non-audit fees billed by KPMG for services rendered to the Registrant and the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant.

4(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date	February 24, 2017

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date	February 24, 2017